UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

         Investment Company Act file number    811-05159
                                           ----------------------------

                               RS Investment Trust
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                388 Market Street
                             San Francisco, CA 94111
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Terry R. Otton
                               c/o RS Investments
                                388 Market Street
                             San Francisco, CA 94111
           ----------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 800-766-3863
                                                           -------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2004
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


RS INVESTMENT TRUST
2004 ANNUAL REPORT

PHOTO
[GRAPHIC OMITTED]


GROWTH

RS DIVERSIFIED GROWTH FUND

RS EMERGING GROWTH FUND

RS GROWTH FUND
(FORMERLY RS VALUE + GROWTH FUND)

THE INFORMATION AGE FUND(R)

RS INTERNET AGE FUND(R)

RS MIDCAP OPPORTUNITIES FUND

RS SMALLER COMPANY GROWTH FUND


VALUE

RS GLOBAL NATURAL RESOURCES FUND

RS PARTNERS FUND

RS VALUE FUND
(FORMERLY RS CONTRARIAN VALUE FUND)


(LOGO)
RS INVESTMENTS
[GRAPHIC OMITTED]

RS FUNDS
PHONE: 1-800-766-FUND (3863)
WEB: WWW.RSINVESTMENTS.COM
E-MAIL: FUNDS@RSINVESTMENTS.COM

24-HOUR ACCOUNT ACCESS
PHONE: 1-800-624-8025
WEB: ENTER MY ACCOUNT ON THE RS INVESTMENTS WEB SITE


-----------------------------------
  PERFORMANCE UPDATE
  As of 12/31/04
-----------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Average
                                                                            3-Year       5-Year      10-Year      Annual
                                                               1-Year      Average      Average      Average      Return
                                     Ticker     Inception       Total       Annual       Annual       Annual       Since
RS GROWTH FUNDS                      Symbol          Date      Return       Return       Return       Return   Inception
------------------------------------------------------------------------------------------------------------------------
RS Diversified Growth Fund           RSDGX         8/1/96       1.48%       -0.82%       -6.19%           --      15.63%
------------------------------------------------------------------------------------------------------------------------
RS Emerging Growth Fund+             RSEGX       11/30/87      15.16%        0.37%      -11.24%       13.20%      16.73%
------------------------------------------------------------------------------------------------------------------------
RS Growth Fund                       RSGRX        5/12/92      11.95%        5.38%       -3.71%        9.65%      11.88%
(Formerly RS Value + Growth Fund)
------------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R)          RSIFX       11/15/95       7.30%        3.31%      -11.03%           --      10.06%
------------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)              RIAFX        12/1/99       9.27%        7.67%      -10.01%           --      -6.28%
------------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund         RSMOX        7/12/95      12.36%        7.08%       -0.21%           --      12.07%
------------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth Fund       RSSGX        8/15/96      15.38%        4.20%        5.06%           --      13.35%
------------------------------------------------------------------------------------------------------------------------

RS VALUE FUNDS
------------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund     RSNRX       11/15/95      34.43%       30.77%       23.14%           --      11.44%
------------------------------------------------------------------------------------------------------------------------
RS Partners Fund+                    RSPFX        7/12/95      31.81%       30.26%       27.66%           --      17.15%
------------------------------------------------------------------------------------------------------------------------
RS Value Fund                        RSVAX        6/30/93      29.31%       29.59%       17.10%        8.69%       8.02%
(Formerly RS Contrarian Value Fund)
------------------------------------------------------------------------------------------------------------------------

+ Offered only to certain investors. See "Other Information About Purchasing Shares" on page 38 of the Prospectus.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

  Investing in small- and mid-size companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

  THIS REPORT MAY BE USED ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE RS FUNDS BEFORE MAKING AN INVESTMENT DECISION. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION - PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY. EXCEPT AS NOTED, NUMBERS ARE UNAUDITED.

  PFPC Distributors, Inc. distributor, 760 Moore Road, King of Prussia, PA 19406

TABLE OF CONTENTS
-----------------------------------------

RS INVESTMENTS OVERVIEW
   HIGHLIGHTS ..................................  2
   CEO LETTER ..................................  4
   PORTFOLIO MANAGER BIOGRAPHIES ...............  6

RS GROWTH FUNDS
   RS DIVERSIFIED GROWTH FUND ..................  9
   RS EMERGING GROWTH FUND+ .................... 15
   RS GROWTH FUND .............................. 21
   (FORMERLY RS VALUE + GROWTH FUND)
   THE INFORMATION AGE FUND(R) ................. 27
   RS INTERNET AGE FUND(R) ..................... 33
   RS MIDCAP OPPORTUNITIES FUND ................ 39
   RS SMALLER COMPANY GROWTH FUND .............. 45

RS VALUE FUNDS
   RS GLOBAL NATURAL RESOURCES FUND ............ 51
   RS PARTNERS FUND+ ........................... 57
   RS VALUE FUND ............................... 63
   (FORMERLY RS CONTRARIAN VALUE FUND)

UNDERSTANDING YOUR FUND'S EXPENSES ............. 70

FINANCIAL INFORMATION
   SCHEDULES OF INVESTMENTS .................... 72
   STATEMENT OF ASSETS AND LIABILITIES ......... 96
   STATEMENT OF OPERATIONS ..................... 98
   STATEMENT OF CHANGES IN NET ASSETS ..........100
   FINANCIAL HIGHLIGHTS ........................104
   NOTES TO FINANCIAL STATEMENTS ...............108
   REPORT OF INDEPENDENT REGISTERED PUBLIC
   ACCOUNTING FIRM .............................118
   TAX DESIGNATION .............................119
   SUPPLEMENTAL INFORMATION ....................120

ADMINISTRATION .................................122

RS SENIOR MANAGEMENT BIOGRAPHIES ...............123

INVESTING WITH RS ..............................124


+ Offered only to certain  investors.  See "Other  Information  About Purchasing
  Shares" on page 38 of the Prospectus.

HIGHLIGHTS
-----------------------------------------


(LOGO)
MORNINGSTAR(R)
[GRAPHIC OMITTED]

RS FUNDS RECEIVE FOUR- AND FIVE-STAR OVERALL MORNINGSTAR RATINGS(TM) 1 The RS Funds noted in the chart below received Overall Morningstar Ratings(TM) of four or five stars from Morningstar, a proprietary research firm, as of December 31, 2004. Ratings are based on risk-adjusted returns.

---------------------------------------------------
FOUR- AND FIVE-STAR OVERALL MORNINGSTAR RATINGS(TM)
As of 12/31/04
--------------------------------------------------------------------------------
RS Fund                                           Overall Morningstar Rating(TM)

RS GLOBAL NATURAL RESOURCES FUND              [STAR] [STAR] [STAR] [STAR] [STAR]
  (out of 74 specialty-natural resources
  funds)

RS PARTNERS FUND                              [STAR] [STAR] [STAR] [STAR] [STAR]
  (out of 357 small blend funds)

THE INFORMATION AGE FUND(R)                          [STAR] [STAR] [STAR] [STAR]
  (out of 265 specialty-technology funds)
  It also received three stars for the
  three-year period and four stars for the
  five-year period out of 265 and 125
  funds, respectively.
--------------------------------------------------------------------------------

(LOGO)
LIPPER
A REUTERS COMPANY
[GRAPHIC OMITTED]

TOP DECILE AND QUARTILE RS FUNDS 2 The following RS Funds were ranked in the top decile or quartile of their peer groups by Lipper for the one-year period ended December 31, 2004. Rankings are based on total return.

--------------------------------------------------------------------------------
RS Fund                                               Top Decile  Top Quartile

RS PARTNERS FUND                                          [X]
  (Number 4 fund out of 556 funds in the small-cap core funds category)
  It also ranked number 1 out of 318 funds for the five-year period.

RS VALUE FUND                                             [X]
  (Number 1 fund out of 234 funds in the mid-cap value funds category)
  It also ranked number 20 out of 108 funds for the five-year period and number 35 out of 37 funds for the 10-year period.

RS EMERGING GROWTH FUND                                                [X]
  (Number 109 out of 515 funds in the small-cap growth funds category)
  It also ranked number 275 out of 310 funds for the five-year period and number 17 out of 85 funds for the 10-year period.

RS SMALLER COMPANY GROWTH FUND                                         [X]
  (Number 101 fund out of 515 funds in the small-cap growth funds category)
  It also ranked number 51 out of 310 funds for the five-year period.

RS GLOBAL NATURAL RESURCES FUND                                        [X]
  (Number 20 fund out of 82 funds in the natural
  resources funds category)
  It also ranked number 8 out of 55 funds for the
  five-year period.
--------------------------------------------------------------------------------


2 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
1 (C) 2005 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

  For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics.

  The Information Age Fund(R) was rated against the following numbers of U.S.-domiciled Specialty-Technology funds over the following time periods: 265 funds in the last three years and 125 funds in the last five years. With respect to these Specialty-Technology funds, The Information Age Fund(R) received a Morningstar Rating of 3 stars for the three-year period and 4 stars for the five-year period. RS Global Natural Resources Fund was rated against the following numbers of U.S.-domiciled Specialty-Natural Resources funds over the following time periods: 74 funds in the last three years and 60 funds in the last five years. With respect to these Specialty-Natural Resources funds, RS Global Natural Resources Fund received a Morningstar Rating of 5 stars for the three- and five-year periods. RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the following time periods: 357 funds in the last three years and 252 funds in the last five years. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 5 stars for the three- and five-year periods. Past performance is no guarantee of future results.

2 (C) 2005 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company ("Lipper Content"). All such information is protected by copyright: (C) 2005 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com.

  Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.


                                                       WWW.RSINVESTMENTS.COM | 3

CEO LETTER
-----------------------------------------

PHOTO
[GRAPHIC OMITTED]

TERRY R. OTTON
CO-CHIEF EXECUTIVE OFFICER



Dear Fellow Shareholder,

We were generally pleased with the performance of our Funds in 2004. Five of our ten Funds finished the year in the top decile or quartile of their peer groups (please see the two previous pages for complete details). The investment environment was increasingly challenging as the year progressed (with factors such as rising interest rates, oil prices, the war in Iraq, and the presidential election limiting valuation expansion). Nevertheless, all of our Funds ended the year with positive performance. Looking forward, we continue to see significant worldwide economic disequilibrium between the economies and monetary systems of the rapidly developing world (China, India, et al.) and the slow-growth, deficit-prone developed world. We believe our Funds can comprise an important part of a well-diversified portfolio, especially in these uncertain times.

As you are probably aware, the mutual fund industry is undergoing significant regulatory changes. These numerous new and pending regulations are intended to protect and better inform fund shareholders. Our efforts to anticipate and respond to these changes include several noteworthy changes to our firm, including the following:

       o Three new senior management positions -- Ben Douglas as General Counsel, John Sanders as Chief Compliance Officer, and myself as Co-Chief Executive Officer and Chief Operating Officer (Bios can be found on page 123);

       o We have implemented an ongoing independent review of compliance and operations procedures to help us maintain consistently high standards;

       o We have increased the frequency of commentaries by each Fund's portfolio manager(s) from semiannually to quarterly;

       o We have enhanced the disclosure of our portfolio managers' Fund holdings and compensation, all of which is posted on our Web site and updated regularly; and,

       o Your Board is co-chaired by Independent Trustees and 75% of the Board is independent.

The culture of our firm has remained consistent with its founding in 1981. We believe in hiring and retaining the best and brightest people. We accomplish this by maintaining a collegial but independent-thinking, investment-oriented environment. Ownership of the firm is spread broadly among key investment managers and analysts, ensuring focus, teamwork, commitment, and retention. Furthermore, all key employees are significant shareholders in our Funds.


4 | CALL 1-800-766-FUND

We were pleased to add four talented individuals to our research ranks this past year. MacKenzie Davis and Byron Penstock joined the RS Value Group, and Todd Hawthorne and Jeff Goldberger joined the RS Growth Group. Please read the following portfolio managers' commentaries for further information about these individuals as well as how each Fund has performed.

Once again, we would like to thank you, our fellow shareholders, for continuing to believe in our Funds and our tenacious efforts to maintain your trust and confidence as we manage your assets. We remain committed to your best interests as long-term investors.


/s/ TERRY R. OTTON

Terry R. Otton
Co-Chief Executive Officer
totton@rsinvestments.com

                                                       WWW.RSINVESTMENTS.COM | 5

PORTFOLIO MANAGER BIOGRAPHIES
-----------------------------------------

PHOTO
[GRAPHIC OMITTED]


OUR PEOPLE AT RS INVESTMENTS WE BELIEVE THAT OUR PEOPLE AND THEIR PROCESSES ARE WHAT SET US APART AND DIFFERENTIATE OUR FAMILY OF FUNDS. BY BUILDING ON A FOUNDATION OF HIGH-QUALITY INDIVIDUALS WITH EXTENSIVE INVESTMENT EXPERIENCE, EXCEPTIONAL EDUCATIONAL BACKGROUNDS, AND A WIDE VARIETY OF PROFESSIONAL EXPERIENCE AND KNOWLEDGE, WE HAVE ESTABLISHED A MOST REMARKABLE ORGANIZATION.

STEVE BISHOP has been co-portfolio manager of the RS Internet Age Fund(R) since February 2001 and of The Information Age Fund(R) since July 2001. He joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. He has more than 10 years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

JIM CALLINAN has managed the RS Emerging Growth Fund since 1996. He was also a co-portfolio manager of the RS Internet Age Fund(R) from its inception until May 2004 and The Information Age Fund(R) from July 2001 until May 2004. Prior to joining the firm in 1996, he was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam's growth group for nine years. Jim received a A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. He is also a Chartered Financial Analyst.

WENDELL LAIDLEY has been a co-portfolio manager of the RS Internet Age Fund(R) and The Information Age Fund(R) since February 2002. Prior to joining RS Investments in 2002, he was a director and senior equity analyst in the Technology Group of Credit Suisse First Boston for four years. He also held research analyst positions at Deutsche Bank Technology Group; at Wessels, Arnold & Henderson; and at Volpe, Welty & Company. Wendell holds a B.A. in economics from Hobart and William Smith Colleges.


6 | CALL 1-800-766-FUND

PHOTO
[GRAPHIC OMITTED]


FROM LEFT TO RIGHT:
GROWTH GROUP
------------
STEVE BISHOP
JIM CALLINAN
WENDELL LAIDLEY
JOHN SEABERN
JAY SHERWOOD
ALLISON THACKER
JOHN WALLACE
BILL WOLFENDEN


JOHN SEABERN is a co-portfolio manager of the RS Diversified Growth Fund and has served on the Fund's management team since its inception. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hurst Capital Management for two years. John holds a B.S. degree in finance from the University of Colorado and is a Chartered Financial Analyst.

JAY SHERWOOD has been a co-portfolio manager of the RS MidCap Opportunities Fund since January 2003 and became a co-portfolio manager of the RS Growth Fund on August 1, 2003. Before joining RS Investments in 1995 as an analyst in the RS Growth Group, he obtained his CPA at Deloitte & Touche. Jay holds a B.A. in economics and business from the University of California at Los Angeles and is a Chartered Financial Analyst.

ALLISON THACKER has been a co-portfolio manager of the RS Internet Age Fund(R) and The Information Age Fund(R) since April 2003. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Allison holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

JOHN WALLACE has managed the RS MidCap Opportunities Fund and the RS Diversified Growth Fund since their inceptions. He has also led a team of investment professionals managing the RS Growth Fund since July 2001. John is currently a co-portfolio manager of the three Funds. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed the Oppenheimer Main Street Income and Growth Fund for five years. John holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

BILL WOLFENDEN has managed the RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, he had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Bill holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.


                                                       WWW.RSINVESTMENTS.COM | 7

-----------------------------------------

PHOTO
[GRAPHIC OMITTED]

FROM LEFT TO RIGHT:
VALUE GROUP
-----------
MACKENZIE DAVIS
DAVID KELLEY
ANDREW PILARA
JOE WOLF


MACKENZIE DAVIS has been a co-portfolio manager of the RS Global Natural Resources Fund since January 2005. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, he spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in Mathematical Economics and Modern American History. He is also a Chartered Financial Analyst.

DAVID KELLEY has been a co-portfolio manager of the RS Partners Fund and RS Value Fund since January 2004. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, he was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. David earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

ANDREW PILARA has managed the RS Partners Fund and the RS Global Natural Resources Fund since their inceptions. He has been responsible for the management of the RS Value Fund since January 2001, and has been a member of the management team for the Fund since 1999. Prior to joining the firm in 1993, Andrew was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Andrew holds a B.A. in economics from Saint Mary's College.

JOE WOLF has been a co-portfolio manager of the RS Partners Fund and RS Value Fund since January 2004. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, he was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Joe holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.


8 | CALL 1-800-766-FUND

                                                               PHOTO
                                                               [GRAPHIC OMITTED]

                             RS DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------
                 FOCUSING ON SMALL-CAP GROWTH COMPANIES

                                                                    JOHN WALLACE
                                                            Co-Portfolio Manager
                                                              For bio see page 7

                                                                    JOHN SEABERN
                                                            Co-Portfolio Manager
                                                              For bio see page 7

RS DIVERSIFIED GROWTH FUND
-----------------------------------------


                               [GRAPHIC OMITTED]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  INVESTMENT STYLE
                                  ----------------------------------------------
                                    LARGE-CAP          MID-CAP       SMALL-CAP
                                  ----------------------------------------------
                                      VALUE             BLEND         GROWTH
                                  ----------------------------------------------

FUND PHILOSOPHY THE RS DIVERSIFIED GROWTH FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL GROWTH BY INVESTING PRINCIPALLY IN SMALL-CAP GROWTH STOCKS ACROSS A BROAD MIX OF INDUSTRIES. OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON OUR SEARCH FOR A GROWTH CATALYST AND TREND ANALYSIS. WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO RISK: LOSSES ARE MINIMIZED QUICKLY, AND WE CONSTANTLY LOOK FOR ATTRACTIVE OPPORTUNITIES.

PERFORMANCE Coming off a strong year of performance for small-cap growth stocks and for the RS Diversified Growth Fund in particular, 2004 proved challenging for the Fund. Similar to 2003, we entered the year fairly optimistic about the outlook for economic and corporate earnings growth, and we were positioned accordingly, but we underestimated the impact that rising short-term interest rates, albeit from record lows, would have on the valuations of most high-growth stocks. The RS Diversified Growth Fund finished the year with a return of 1.48%, compared with our benchmark, the Russell 2000(R) Growth Index 4, which returned 14.31%.

PORTFOLIO REVIEW We entered 2004 slightly overweighted in economically sensitive sectors such as materials and processing, autos and transportation, and energy. Although each of these sectors posted solid gains, we reduced our transportation investments and repositioned our energy holdings, moving from exploration and production companies to oil services and capital equipment companies in recent months. We have also increased our technology weighting over the past 12 months in areas such as wireless infrastructure and applications, consumer electronics components for digital audio and video, Web conferencing/messaging services, and online marketing and advertising. Our consumer discretionary weighting also increased over the year as a number of consumer-oriented Internet investments were added or performed well, or both, combined with new positions established in the business services sector.

In contrast to 2003, the technology sector proved to be very challenging over the course of the year and was actually the only sector within the Russell 2000 Growth Index that had negative performance. Despite the negative returns in this sector, we had a few successful investments, including palmOne (1.28% of assets as of 12/31/04) and Sigmatel (0.74%). One theme that worked well in 2004 was riding the adoption curve of high-end consumer electronics with companies that had a proprietary product offering. palmOne was an early entrant into the "smart phone" market with the launch of its Treo 600 product line; by successfully penetrating the carrier channel, the company was able to substantially exceed analysts' earnings expectations during the year.

Sigmatel designs proprietary mixed-signal integrated circuits for the consumer electronics end-market. We established a position after the company reported strong second-quarter results


10 | CALL 1-800-766-FUND
but issued third-quarter guidance below investors' expectations, causing a 40% drop in the stock price. We were attracted to the opportunity that the MP3 player market offered Sigmatel, with its leading market-share position in flash-based players. The stock doubled by year-end as the company reported a better-than-expected third quarter and issued fourth-quarter guidance well above street estimates based on higher-than-expected MP3 chip revenues.

A tech investment that performed poorly for us in 2004 was Kulicke and Soffa Industries (0.00%). We invested in the company after we saw a visible upturn in the semiconductor capital equipment cycle and an opportunity for the company to restructure its balance sheet. Although we were initially correct on our call, the industry hit a pause for new orders during the summer months, and investors quickly began to discount the end of the cycle, causing Kulicke and Soffa stock to fall abruptly and forcing us to cut our losses.

Health care proved to be a difficult sector for the Fund in 2004 as many of our biotech and medical device investments declined, which offset the substantial gains we generated from our health care services investments. One investment in biotech that did perform well for us was VaxGen (1.59%). We made an investment in VaxGen in early 2004 after the company announced that it was bidding on a government contract for 25 million doses of anthrax vaccine with a potential contract value of $750 million. Although we expected VaxGen to get at least part of the award, we didn't anticipate that it would eventually be awarded a contract to produce all 25 million doses with additional milestones worth an extra $125 million. The stock performed well after this announcement, and we feel there is still significant upside in the stock, as the company will be bidding on a much larger (approximately $1.5 billion) program for a small-pox vaccine.

On the other hand, an investment that didn't work for us in health care was Quidel (0.00%), a manufacturer of point-of-care diagnostic tests for women's health and infectious diseases. We misjudged the company's ability to manage its way through the seasonally slow period after posting record results due to last winter's flu season. Although we always try to invest in companies with strong management teams and spend time with senior officials going over growth strategy, business model dynamics, and capital discipline, we misjudged Quidel's ability to execute. The health care sector historically does well in environments of slowing economic growth and rising interest rates. Product recalls, Medicare reform, weak pipelines, and insurance probes dominated 2004, and we expect the sector to do better in 2005. Demographics continue to be a major growth driver -- the 2000 U.S. Census showed that 13% of the population (35 million people) is 65-plus years old, and some 40 million baby boomers will start retiring during the next 10 years.

Our focus in 2005 will be on sectors that we believe should continue to benefit from dollar weakness, commodity strength, and business demand relative to sectors most dependent on consumer-driven demand. The energy and industrial metals sectors should show the best earnings-per-share momentum. Since 2003 prices


                                                      WWW.RSINVESTMENTS.COM | 11

-----------------------------------------

for raw materials (steel, coal, aluminum, and the like) have risen in concert with strengthening domestic and global demand, especially from China. Shortages have developed in most metals, and there remains a large imbalance between supply and demand, which we expect to continue for the next two to three years.

OUTLOOK Our outlook for 2005 is for real gross domestic product growth of about 3.5%. Although this rate is less than in 2004, we believe the U.S. economy seems on track to register its fourth year of self-sustained growth since the 2001 recession.

We expect the Fed to maintain its "measured" bias to raising short-term interest rates in 2005. Currently at 2.25%, the federal funds target rate should end the year at 3% to 3.5%. This assumes that oil prices stay firm around $35 to $40 per barrel and that the dollar stabilizes. Both of these assumptions seem like fair bets, especially on a firmer dollar, because we believe the United States has a much stronger economy compared with those of Europe and Japan. Our outlook for inflation (CPI and PPI) is somewhere between 3% and 4%.

We believe S&P 500(R) Index 5 earnings are likely to grow 6% to 10% in 2005. Profit margins are currently at 50-year highs, and productivity gains may slow due to rising wage and interest costs, causing gains to come in at the lower end of the range. Offsetting that, topline growth might get a boost from the dollar's decline and lower oil prices. Whichever case wins out, we believe that overall corporate earnings momentum will slow down from 2004 levels. Throughout 2004 we have seen small companies' earnings momentum catch up and surpass larger-cap firms. Small-cap stocks remain significantly undervalued as we go into 2005, as many of our companies are forecasting much faster earnings growth than the market as a whole.

Potential risks to our 2005 outlook include a U.S. dollar collapse, accelerating interest rates and diminished liquidity, escalating energy prices (above $50 per barrel), overheating and a hard landing in China, collapsing commodity prices, and a large unexpected terrorist event. Our goal is to remain as objective as possible if any of these risks become reality and to adjust our portfolio accordingly.

During the year we added two new research analysts to the Growth Team. Todd Hawthorne and Jeff Goldberger have been brought on board as general and special situation analysts. Their ability to look at a broad spectrum of growth areas (such as industrial growth, defense aerospace, and media convergence of satellite and cable content) adds breadth and depth to our already strong analytical team.

We appreciate your continued support, and we hope, as fellow shareholders, that we are rewarded over the coming years.


/s/ JOHN WALLACE             /s/ JOHN SEABERN

John Wallace                 John Seabern
Co-Portfolio Manager         Co-Portfolio Manager


12 | CALL 1-800-766-FUND

-------------------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
-------------------------------------------------
Shanda Interactive Entertainment Ltd.       0.85%
Provide Commerce, Inc.                      0.82%
Landstar System, Inc.                       0.78%
palmOne, Inc.                               0.77%
Alamosa Holdings, Inc.                      0.71%
Commercial Metals Co.                       0.68%
InfoSpace, Inc.                             0.59%
ValueClick, Inc.                            0.59%
Sigmatel, Inc.                              0.55%
Scientific Games Corp.                      0.55%
-------------------------------------------------

-------------------------------------------------
GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
-------------------------------------------------
Netopia, Inc.                              -1.24%
Kulicke and Soffa Industries, Inc.         -1.03%
Quidel Corp.                               -0.84%
Credence Systems Corp.                     -0.66%
Netflix, Inc.                              -0.58%
Inter Parfums, Inc.                        -0.54%
24/7 Real Media, Inc.                      -0.53%
BakBone Software, Inc.                     -0.53%
SupportSoft, Inc.                          -0.51%
Orbimage, Inc.                             -0.47%
-------------------------------------------------

  Any   discussions   of  specific   securities   should  not  be  considered  a
  recommendation to buy or sell those securities. Fund holdings will vary.

  Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2004.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

  Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.


                                                      WWW.RSINVESTMENTS.COM | 13

-----------------------------------------

ASSETS UNDER MANAGEMENT: $953.8 million

-------------------
SECTOR ALLOCATION 1
-------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

    1.5%..................................AUTOS AND TRANSPORTATION
   22.9%....................................CONSUMER DISCRETIONARY
    0.6%..........................................CONSUMER STAPLES
    7.6%........................................FINANCIAL SERVICES
   15.3%...............................................HEALTH CARE
    0.8%...........................................INTEGRATED OILS
    8.9%..................................MATERIALS AND PROCESSING
    7.4%..............................................OTHER ENERGY
    5.8%.........................................PRODUCER DURABLES
   23.9%................................................TECHNOLOGY
    2.9%.................................................UTILITIES
    0.4%.....................................................OTHER
    2.0%......................................................CASH


DATA AS OF DECEMBER 31, 2004

------------------
TOP TEN HOLDINGS 2
------------------
  Scientific Games Corp.                   1.83%
--------------------------------------------------
  Commercial Metals Co.                    1.62%
--------------------------------------------------
  VaxGen, Inc.                             1.59%
--------------------------------------------------
  Sonic Solutions                          1.55%
--------------------------------------------------
  j2 Global Communications, Inc.           1.38%
--------------------------------------------------
  InfoSpace, Inc.                          1.33%
--------------------------------------------------
  Simpson Manufacturing Co., Inc           1.31%
--------------------------------------------------
  PC Mall, Inc.                            1.30%
--------------------------------------------------
  palmOne, Inc.                            1.28%
--------------------------------------------------
  Armor Holdings, Inc.                     1.20%
--------------------------------------------------

-------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------------------------------------------------
                                                                  3-Year         5-Year        Annualized            Total
                                                  1-Year      Annualized     Annualized      Return Since     Return Since
                                            Total Return          Return         Return       Inception 3      Inception 3
--------------------------------------------------------------------------------------------------------------------------
  RS Diversified Growth Fund                       1.48%          -0.82%         -6.19%            15.63%          239.77%
--------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Growth Index 4                  14.31%           5.79%         -3.57%             5.12%           52.31%
--------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                              10.92%           3.56%         -2.33%             9.34%          112.10%
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 8/1/96
-------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

           RS Diversified Growth Fund        Russell 2000(R) Growth Index 4
8/1/1996            $10,000                             $10,000
    9/96            $11,110                             $11,137
   12/96            $12,420                             $11,166
    3/97            $11,870                              $9,995
    6/97            $13,320                             $11,750
    9/97            $16,670                             $13,738
   12/97            $16,077                             $12,612
    3/98            $18,665                             $14,110
    6/98            $17,199                             $13,300
    9/98            $14,405                             $10,326
   12/98            $18,694                             $12,767
    3/99            $20,976                             $12,552
    6/99            $27,070                             $14,403
    9/99            $28,705                             $13,695
   12/99            $46,774                             $18,268
    3/00            $58,683                             $19,964
    6/00            $47,057                             $18,492
    9/00            $44,633                             $17,758
   12/00            $34,186                             $14,171
    3/01            $30,383                             $12,016
    6/01            $36,088                             $14,176
    9/01            $25,486                             $10,195
   12/01            $34,830                             $12,863
    3/02            $31,940                             $12,611
    6/02            $25,711                             $10,632
    9/02            $19,302                              $8,344
   12/02            $21,204                              $8,971
    3/03            $19,032                              $8,623
    6/03            $25,891                             $10,705
    9/03            $28,856                             $11,825
   12/03            $33,483                             $13,325
    3/04            $33,932                             $14,069
    6/04            $33,228                             $14,082
    9/04            $29,979                             $13,235
   12/04            $33,977                             $15,231

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3  Inception date: August 1, 1996.

4 The Russell 2000(R) Growth Index is an unmanaged market- capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.


14 | CALL 1-800-766-FUND

                                                        RS EMERGING GROWTH FUND+
--------------------------------------------------------------------------------
          SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES

                                                               PHOTO
                                                               [GRAPHIC OMITTED]

                                                                    JIM CALLINAN
                                                               Portfolio Manager
                                                              For bio see page 6



+ Offered only to certain investors. See "Other Information About Purchasing
  Shares" on page 38 of the Prospectus.

RS EMERGING GROWTH FUND

                               [GRAPHIC OMITTED]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  INVESTMENT STYLE
                                  ----------------------------------------------
                                    LARGE-CAP          MID-CAP       SMALL-CAP
                                  ----------------------------------------------
                                      VALUE             BLEND         GROWTH
                                  ----------------------------------------------


FUND PHILOSOPHY THE RS EMERGING GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRINCIPALLY IN SMALLER, RAPIDLY GROWING EMERGING COMPANIES. THE FUND IS ACTIVELY MANAGED, USING HANDS-ON, FUNDAMENTAL RESEARCH THAT INCLUDES EXTENSIVE TRAVEL AND VISITS WITH COMPANY MANAGEMENT. THE FUND SEEKS TO INVEST IN COMPANIES THAT ARE GROWING AT LEAST 20% ANNUALLY, ARE MARKET-SHARE LEADERS, AND ARE MANAGED BY EXECUTIVES WHO CAN LEVERAGE A COMPETITIVE ADVANTAGE AND CONSISTENTLY EXECUTE IN TODAY'S BUSINESS ENVIRONMENT. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT GOALS.

PERFORMANCE The RS Emerging Growth Fund outperformed the Russell 2000(R) Growth Index 4 in 2004, rising 15.16%, versus 14.31% for the benchmark. Much of our performance came from stock selections in Internet services, wireless communications equipment, consumer products, niche retailers, health care services, and medical devices. Our laggards included stocks from software, semiconductor capital equipment, and semiconductor companies. We remain overweighted in the consumer, technology, and health care sectors.

PORTFOLIO REVIEW The Fund experienced a move from strong technology stock performance very early in the year on the strength of rebounding earnings and orders. Rising oil, commodity prices, and interest rates, however, put a ceiling on valuation expansion. As tech stocks rolled over, more-basic industrial firms, such as energy, trucking, and industrial groups, gathered momentum as cyclically driven revenue growth accelerated and earnings reports surprised expectations positively. We cut our exposure in the technology sector somewhat in the first half of the year, especially software, after first-quarter 2004 earnings reports did not live up to expectations. As basic materials and energy prices spiked, biotech stocks likewise corrected as investors preferred the near-term earnings performance and temporary pricing power of highly cyclical groups. We rotated our technology proceeds into more-defensive groups such as defense, financials, consulting, health care services, and processors. We also increased our energy holdings. These actions served to minimize the Fund's underperformance during the traditional summer slowdown for tech stocks.

During the summer, we concentrated our positions in leading technology firms to those serving small, protected niches. Our tech stock valuations had fallen from 30 times to 20 times 2005 earnings-per-share (EPS) estimates. In the second half, technology valuations rebounded to 32 times 2005 EPS estimates, where they presently stand. We noted that technology valuations have tapped out at 30 to 35 times multiple range several times over the past 18 months. We may be in a transition period in the first half of 2005 toward discounting 2006 EPS estimates, however, which presently carry a low 23 to 24 times price-to-earnings (P/E).

Our concerns for technology going forward are twofold: earnings levels and valuation expansion sustainability. First, our technology holdings reflect strong, recovering earnings levels, as well as emerging themes such as Internet commerce, Internet advertising, wireless data proliferation, and semiconductor manufacturing innovations. Second, we believe our technology positions are reasonably valued on future earnings potential as they are selling roughly on par with the levels at


16 | CALL 1-800-766-FUND
the beginning of 2004. We also added to our favorite biotech stocks as they corrected. These factors helped our performance in the late third quarter of 2004 and into the fourth quarter as investors preferred more-traditional emerging sectors in the second half of the year.

Entering the fall of 2004, the small-cap market enjoyed broadening performance, which lasted until year-end. As the election became clear and energy prices fell to a more reasonable level, smaller-sized equities enjoyed an earnings valuation expansion.

We remain overweighted in sectors that have the potential for faster earnings growth, such as consumer-related Internet services firms, technology, and health care, including biotech and drugs. We will stay underweighted in the more cyclically inclined groups such as financials, producer durables, consumer (excluding Internet), and basic materials.

Our most significant winners in 2004 reflected the breadth of the smaller-capitalization market. These better performers ran the gamut from semiconductors to medical devices to Internet services to defense to health care services to software. In the semiconductor-packaging segment, Tessera Technologies (1.01% of assets as of 12/31/04) appreciated 98% during the year, primarily as a result of winning a very favorable patent case against the Korean chip giant, Samsung. Tessera's intellectual property, in "chip scale" packaging of DRAM, flash memory, and consumer electronics integrated circuits, was defended successfully, and royalty revenues began flowing into Tessera's coffers.

In the medical technology arena, Intuitive Surgical (0.77%), which performs robotic surgery on prostate cancer patients, went up 134%. Intuitive benefited from an expanding market for machines due to hospitals' not wanting to lack a state-of-the-art medical procedure. Intuitive has installed robots in about 250 U.S. hospitals out of a potential market of 900. Worldwide, the market is even larger, and prostate cancer is one of the fastest-growing diseases in the world. Intuitive is also developing several other surgical procedures so that surgeons will more fully utilize these robots.

In Internet services, InfoSpace (1.10%) rose 106% on the strength of search advertising early in the year and due to its rapidly emerging business of wireless data download services such as ringtones and games later in the year.

In the defense industry, Ceradyne (0.72%), which manufactures ceramic armor vests for the U.S. military, appreciated 152%. Ceradyne opened a new plant in Kentucky, which expanded capacity and allowed the firm to increase production. Ceradyne benefited from the continuing hostilities in Iraq, where armoring needs to protect U.S. service personnel are growing.

In the health care services sector, Centene (0.73%), a Medicaid health maintenance organization (HMO), swelled by 102% on the year. Normally a low-multiple business due to its lower operating margins, Centene enjoyed P/E expansion from 12 to 21 times 2005 EPS estimates. This performance demonstrated the "value" style tilt to the market. This Medicaid market is the fastest-growing subsegment of the health care services market as state governments are finding that the HMO model is a more cost-effective way to deliver high-quality care.

In software, the pickings were very slim over the past 12 months, but we did benefit from the acquisition of Netscreen by Juniper Networks (0.00%). Macromedia (0.99%), whose flash technology for Internet animation enjoys almost 100% market share by online developers, posted a 75% return on the strength of a new product cycle for several of its software platforms.


                                                      WWW.RSINVESTMENTS.COM | 17

-----------------------------------------

Macromedia is also embedding its popular "flash" software code into wireless handsets for the emerging cellular Internet market.

Our investment mistakes centered on technology stocks and consumer firms with decelerating growth and expensive medical devices. Hardware firms such as Photon Dynamics (0.67%) (-40% in 2004), Power Integrations (0.37%) (-41% in 2004), and
O2Micro International (0.58%) (-49% in 2004) suffered overheated expectations, estimate reductions due to excessive inventories, and rich valuations early in the year. These firms represent a few of our best performers from 2003. Photon maintains strong market positions, and Power Integrations and O2Micro retain high-operating-margin franchises.

Consumers lost their spending luster during 2004, and a few of our holdings showed weak sales trends in the second half. Guess (0.00%) and Kenneth Cole (0.55%) are high-end retailers with almost flat performance on the year. We believe that our remaining retail and consumer product holdings have significant unit growth capability.

Several themes carried over from 2003 into 2004. First, the investment horizon was still remarkably shortened, and impatience with setbacks, at least for growth companies, continued. Just as they did over the past few years, investors showed impatience with the fastest-growing firms in terms of revenues and earnings. Second, it was a "value" market once again. The least expensive stocks on an earnings basis fared the best. We notice that there is not the same level of skepticism for "value" stocks as there is for "growth," especially "emerging growth" companies.

Despite the market's unwillingness to discount much more than the next few quarters' run rate of EPS, the one exception is Internet commerce and advertising. This segment is truly emerging, and, at least for now, is one of the few groups that has enjoyed expanding price-to-sales ratios and price-to-earnings valuations. Search advertising and its favorable economics are allowing smaller e-tailers to gain a foothold and turn profitable. Google (0.32%) and Yahoo! (0.00%) search engines are making eBay (0.00%) and Amazon (0.00%) less dominant. Our holdings of GSI Commerce (0.33%) and CNET Networks (0.81%) are benefiting from the cost-effectiveness of search services. A testament to this fact is the high number of initial public offerings (IPOs) in the e-commerce segment. We participated in IPOs of Blue Nile (0.00%) (jewelry), eCost (0.00%) (consumer electronics), Celebrate Express (0.00%) (party goods), Shopping.com (0.00%) (shopping search engine), Inphonic (0.27%) (cellular phones), Zip Realty (0.00%) (real estate brokerage), Housevalues.com (0.03%) (real estate lead generation engine), and, finally, Google. We believe that search engines are broadening their footprint beyond advertising and into e-commerce by becoming the "front door" to many e-commerce players. They allow for better economics for more vertically focused players.

OUTLOOK Growth investors are increasingly accepting the disintermediation of Internet services over many real-world competitors. We hope that this acceptance of emerging growth sectors travels to other subsectors in technology, biotech, medical devices, and business services in 2005 and beyond.

The Fund is currently valued at 28 times 2005 and 22 times 2006 estimate EPS, where that growth is expected to be around 40%. In the early to mid-1990s, many emerging companies maintained 30 times plus multiples for several years. In the past few years, higher multiples on smaller, emerging growth companies have not lasted and have led to increased volatility. We believe we have positioned the Fund to take advantage of


18 | CALL 1-800-766-FUND

-------------------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
-------------------------------------------------
InfoSpace, Inc.                             1.41%
Research In Motion Ltd.                     1.10%
Bebe Stores, Inc.                           1.08%
Urban Outfitters, Inc.                      1.00%
Shanda Interactive Entertainment Ltd.       0.87%
Deckers Outdoor Corp.                       0.85%
Ask Jeeves, Inc.                            0.85%
Ceradyne, Inc.                              0.72%
Tessera Technologies, Inc.                  0.72%
Intuitive Surgical, Inc.                    0.67%
-------------------------------------------------

-------------------------------------------------
GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
-------------------------------------------------
O2Micro International Ltd.                 -1.00%
Magma Design Automation, Inc.              -0.72%
Closure Medical Corp.                      -0.60%
Power Integrations, Inc.                   -0.47%
Autobytel, Inc.                            -0.44%
August Technology Corp.                    -0.43%
Andrew Corp.                               -0.35%
Ameritrade Holding Corp.                   -0.34%
Ultratech, Inc.                            -0.33%
Mindspeed Technologies, Inc.               -0.32%
-------------------------------------------------


the potential for expanded valuations based on future earnings.

We are happy with our performance in a year where emerging growth again was somewhat out-of-favor, and we look forward to 2005. We ask our shareholders to view their investment in the Fund over the long term, as we believe that our style will come back into vogue. We thank you for your patience and loyalty over the past few years.


/s/ JIM CALLINAN

Jim Callinan
Portfolio Manager


  Any   discussions   of  specific   securities   should  not  be  considered  a
  recommendation to buy or sell those securities. Fund holdings will vary.

  Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2004.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

  Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.


                                                      WWW.RSINVESTMENTS.COM | 19

RS EMERGING GROWTH FUND
-----------------------------------------

ASSETS UNDER MANAGEMENT: $1.4 billion

-------------------
SECTOR ALLOCATION 1
-------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

    1.5%..................................AUTOS AND TRANSPORTATION
   27.2%....................................CONSUMER DISCRETIONARY
    0.0%..........................................CONSUMER STAPLES
    9.8%........................................FINANCIAL SERVICES
   21.6%...............................................HEALTH CARE
    0.0%...........................................INTEGRATED OILS
    2.1%..................................MATERIALS AND PROCESSING
    4.4%..............................................OTHER ENERGY
    4.3%.........................................PRODUCER DURABLES
   24.9%................................................TECHNOLOGY
    0.0%.................................................UTILITIES
    0.0%.....................................................OTHER
    4.2%......................................................CASH


DATA AS OF DECEMBER 31, 2004

------------------
TOP TEN HOLDINGS 2
------------------
  Navigant Consulting, Inc.                        1.67%
----------------------------------------------------------
  Bebe Stores, Inc.                                1.60%
----------------------------------------------------------
  Deckers Outdoor Corp.                            1.55%
----------------------------------------------------------
  ValueClick, Inc.                                 1.47%
----------------------------------------------------------
  Alexion Pharmaceuticals, Inc.                    1.30%
----------------------------------------------------------
  Four Seasons Hotels, Inc.                        1.21%
----------------------------------------------------------
  M-Systems Flash Disk Pioneers Ltd.               1.20%
----------------------------------------------------------
  WebEx Communications, Inc.                       1.19%
----------------------------------------------------------
  United Surgical Partners International, Inc.     1.15%
----------------------------------------------------------
  Altiris, Inc.                                    1.13%
----------------------------------------------------------

--------------------------
PERFORMANCE UPDATE
-----------------------------------------------------------------------------------------------------------------------------
                                                     3-Year         5-Year        10-Year       Annualized            Total
                                     1-Year      Annualized     Annualized     Annualized     Return Since     Return Since
                               Total Return          Return         Return         Return      Inception 3      Inception 3
-----------------------------------------------------------------------------------------------------------------------------
  RS Emerging Growth Fund            15.16%           0.37%        -11.24%         13.20%           16.73%        1,308.05%
-----------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Growth Index 4     14.31%           5.79%         -3.57%          7.12%            9.51%          372.78%
-----------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                 10.92%           3.56%         -2.33%         12.05%           12.77%          681.15%
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/30/87
-------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                 RS Emerging Growth Fund     Russell 2000(R) Growth Index 4
11/30/1987               $10,000                      $10,000
     12/87               $12,611                      $11,040
      3/88               $13,892                      $12,963
      6/88               $15,222                      $13,786
      9/88               $14,114                      $13,406
     12/88               $14,383                      $13,289
      3/89               $15,728                      $14,276
      6/89               $16,709                      $15,200
      9/89               $18,924                      $16,558
     12/89               $20,776                      $15,970
      3/90               $21,139                      $15,545
      6/90               $24,638                      $16,526
      9/90               $19,290                      $12,214
     12/90               $22,765                      $13,189
      3/91               $29,339                      $17,219
      6/91               $26,862                      $16,622
      9/91               $31,544                      $18,415
     12/91               $36,140                      $19,940
      3/92               $35,561                      $20,486
      6/92               $29,428                      $18,026
      9/92               $28,974                      $18,375
     12/92               $35,218                      $21,490
      3/93               $30,891                      $21,105
      6/93               $30,744                      $21,713
      9/93               $35,365                      $23,740
     12/93               $37,759                      $24,364
      3/94               $38,578                      $23,371
      6/94               $35,428                      $21,898
      9/94               $41,014                      $23,944
     12/94               $40,765                      $23,772
      3/95               $43,213                      $25,076
      6/95               $42,392                      $27,563
      9/95               $49,180                      $30,698
     12/95               $49,045                      $31,151
      3/96               $50,730                      $32,941
      6/96               $57,062                      $34,866
      9/96               $57,884                      $34,569
     12/96               $59,585                      $34,660
      3/97               $51,242                      $31,025
      6/97               $62,969                      $36,471
      9/97               $76,240                      $42,642
     12/97               $70,633                      $39,147
      3/98               $83,544                      $43,798
      6/98               $85,280                      $41,282
      9/98               $65,347                      $32,052
     12/98               $90,424                      $39,628
      3/99              $115,680                      $38,962
      6/99              $135,341                      $44,708
      9/99              $145,861                      $42,509
     12/99              $255,502                      $56,705
      3/00              $305,069                      $61,968
      6/00              $271,463                      $57,400
      9/00              $260,303                      $55,120
     12/00              $191,531                      $43,986
      3/01              $134,664                      $37,299
      6/01              $157,158                      $44,003
      9/01              $108,035                      $31,647
     12/01              $139,232                      $39,927
      3/02              $126,484                      $39,145
      6/02               $99,507                      $33,001
      9/02               $77,013                      $25,899
     12/02               $83,322                      $27,844
      3/03               $80,407                      $26,765
      6/03               $99,812                      $33,228
      9/03              $110,428                      $36,706
     12/03              $122,268                      $41,361
      3/04              $129,056                      $43,670
      6/04              $127,664                      $43,710
      9/04              $120,571                      $41,083
     12/04              $140,805                      $47,278

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3  Inception date: November 30, 1987.

4 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.


20 | CALL 1-800-766-FUND

                                                                  RS GROWTH FUND
                                               (FORMERLY RS VALUE + GROWTH FUND)
--------------------------------------------------------------------------------
                         SEEKING CAPITAL APPRECIATION FOR THE LONG-TERM INVESTOR

                                                               PHOTO
                                                               [GRAPHIC OMITTED]


                                                                    JOHN WALLACE
                                                            Co-Portfolio Manager
                                                              For bio see page 7

                                                                    JAY SHERWOOD
                                                            Co-Portfolio Manager
                                                              For bio see page 7

RS GROWTH FUND (Formerly RS Value + Growth Fund)
------------------------------------------------------


                               [GRAPHIC OMITTED]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  INVESTMENT STYLE
                                  ----------------------------------------------
                                    LARGE-CAP          MID-CAP       SMALL-CAP
                                  ----------------------------------------------
                                      VALUE             BLEND         GROWTH
                                  ----------------------------------------------

FUND PHILOSOPHY THE RS GROWTH FUND SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING PRINCIPALLY IN GROWTH COMPANIES. WE SEEK TO IDENTIFY BUSINESS SECTORS POISED TO BENEFIT FROM MAJOR CHANGES IN THE MARKETPLACE AND SOCIETAL TRENDS. WITHIN THESE SECTORS WE CONDUCT BOTTOM-UP RESEARCH, LOOKING FOR WELL-MANAGED AND LARGER, MORE ESTABLISHED COMPANIES WITH STRONG GROWTH RATES AND REASONABLE STOCK VALUATIONS.

PERFORMANCE Similar to 2003, we entered 2004 feeling very excited about the RS Growth Fund and the opportunities we were seeing for mid- to large-cap investing. Although 2003 was one of the best years for the U.S. stock market in the past decade, we still felt that 2004 would present opportunities given accelerating gross domestic product (GDP), continued low interest rates, and better earnings visibility. Our overall assumptions proved correct, which led to an 11.95% return for the RS Growth Fund. This represents an outperformance over the Fund's benchmark, the Russell 1000(R) Growth Index 4, which was up 6.30%.

PORTFOLIO REVIEW Throughout 2004, similar to previous years, the Fund remained diversified across most Russell sectors. Nearly 60% of the Fund was invested in technology, health care, and consumer discretionary -- some of the largest sectors of the economy. The Fund invests in all sectors of the economy, and we expect that to continue in the coming years.

Unlike in 2003, the technology sector proved to be the most difficult area in which to invest. This sector of the market was up only single digits for the year. Despite the tough returns in the tech sector, we had several successful investments, including Adobe Systems (1.29% of assets as of 12/31/04) and Research In Motion (0.73%). One area within technology that continued to work in 2004 were those companies that sold unique products with low average selling prices, primarily to consumers. This is true to some degree for both Adobe and Research In Motion: Both have significant corporate enterprise sales, and the low average selling price still applies. Adobe was successful with its new Creative Suite product, which allows enterprises and individuals to create and publish content for both print and the Web faster and more easily. Research In Motion was successful with its BlackBerry product offering, including its most recent introduction, the BlackBerry 7100. Research In Motion is a leading developer of "smart phones," which combine voice and data services in one device. With "smart phone" penetration representing only a fraction of the overall cell phone market, we believe that there remains plenty of opportunity for Research In Motion to continue growing in the coming years.

One investment in technology that did not work despite selling consumer products with low average selling prices was Sandisk (1.09%). Sandisk sells flash memory cards used primarily for digital cameras. Sandisk faced increasing competition in several of its lower-end products from Asian competitors, causing it to miss expectations for the third quarter. We continue to have an


22 | CALL 1-800-766-FUND
investment in Sandisk as we believe that the penetration rate of digital cameras is still in the early stages, and new applications for flash memory are being developed for cellular phones. With more than 700 million cell phones sold annually, we believe that this represents a large opportunity for Sandisk going forward.

Several of our health care investments, such as Biogen Idec (0.75%) and Kinetic Concepts (1.34%), performed well during the year. Biogen Idec announced positive interim results for its new multiple sclerosis drug, Antegren. Antegren launched in late 2004, and early sales are encouraging. We expect Antegren to provide significant earnings growth for Biogen Idec in the coming years. Another strong health care stock for the Fund during 2004 was Kinetic Concepts, which makes a line of wound-healing products called V.A.C. These products improve healing time, allowing patients to return home from the hospital earlier. This creates a win-win for the hospital, patient, and insurance company because the health care providers save money and the patient has a better outcome. The penetration rate of the V.A.C. product line is still low among health care providers, and we therefore expect Kinetic Concepts to have strong earnings growth in the coming years.

The consumer discretionary sector represents the largest part of the Fund in 2004. This sector generated mixed performance for the Fund during the year. An investment that performed well for us during the year was XM Satellite Radio Holdings (1.04%). XM provides satellite radio to listeners across the United States for a monthly fee. XM's primary competition is traditional radio stations as well as one other satellite radio provider, Sirius Satellite Radio (0.00%). XM's premium commercial-free service justifies its monthly service charge, and its leading relationship with automobile manufacturers gives it a leg up over the competition. XM currently has more than 2 million radio listeners. Compare this with the 15 million to 17 million new cars sold in North America annually. Clearly, this low penetration rate represents an opportunity for XM going forward.

In contrast, an investment within the consumer discretionary sector that did not work well was Career Education (0.00%), a for-profit provider of post-secondary education. We have owned Career Education not only for the rapid growth in its online division but also for its traditional bricks-and-mortar educational programs. Although the business operations of Career Education have not disappointed, the company has been plagued by a number of lawsuits that, should it prove unable to defend, would significantly put its business at risk. We exited our position as we became unable to quantify the legal risk to Career Education's business model.

OUTLOOK Our outlook for the U.S. economy in 2005 is for real GDP growth of about 3.5%. Although this rate is less than in 2004, we believe the economyseems on track to register its fourth year of self-sustained growth since the 2001 recession. We should see capital spending levels by U.S companies rise next year, outpacing consumer spending. We believe corporations have lots of cash and are beneficiaries of recent tax code changes. Benefits of the decline in the U.S. dollar should become more apparent in 2005, and we see a better balance between import and export growth. We expect the Fed to maintain its "measured" bias to raising


                                                      WWW.RSINVESTMENTS.COM | 23

-----------------------------------------

short-term interest rates in 2005. Currently at 2.25%, the federal funds target rate should end the year at 3% to 3.5%. This assumes that oil prices stay firm around $35 to $40 per barrel and that the dollar stabilizes. Both of these assumptions seem like fair bets, especially on a firmer dollar, because we believe the United States has a much stronger economy compared with those of Europe and Japan. Our outlook for inflation (CPI and PPI) is somewhere between 3% and 4%.

An area of focus in 2005 will be energy and industrial metals. We believe these two sectors should show the best earnings-per-share momentum. Since 2003 prices for raw materials (steel, coal, aluminum, oil, and the like) have risen in concert with strengthening domestic and global demand, especially from China. Shortages have developed in most metals, and there remains a large imbalance between supply and demand, which we expect to continue for the next two to three years. This should provide for strong earnings growth for our investments in Nucor (1.95%), AK Steel (0.00%), and all of our energy investments.

Health care is a group that historically does well in environments of moderating economic growth and rising interest rates. Product recalls, Medicare reform, weak pipelines, and insurance probes dominated 2004, and we expect the sector to do better in 2005. Demographics remain a major growth driver -- the 2000 U.S. Census showed that 13% of the population (35 million people) is 65-plus years old, and some 40 million baby boomers will start retiring during the next 10 years. Health care currently represents only about 9% of the Fund. We expect to increase our weighting in health care as opportunities present themselves.

Potential risks to our 2005 outlook include a U.S. dollar collapse, accelerating interest rates and diminished liquidity, escalating energy prices (above $50 per barrel), overheating and a hard landing in China, collapsing commodity prices, and a large unexpected terrorist event. Our goal is to remain as objective as possible if any of these risks become reality and to adjust our portfolio accordingly.

During the year we added two new research analysts to the Growth Team. Todd Hawthorne and Jeff Goldberger have been brought on board as general and special situation analysts. Their ability to look at a broad spectrum of growth areas (such as industrial growth, defense aerospace, and media convergence of satellite and cable content) adds breadth and depth to our already strong analytical team.

We remain excited about the return prospects for our Fund. Valuation levels remain compelling, with the average growth rate for 2005 expected to approximate 38%, compared with an average 2005 price-to-earnings ratio of approximately 27 times. We believe this valuation level combined with 3% to 4% GDP growth and relatively low interest rates should lead to positive market performance for the balance of the year.

We appreciate your continued support, and we hope, as fellow shareholders, that we are rewarded over the coming years.


/s/ JOHN WALLACE            /s/ JAY SHERWOOD

John Wallace                Jay Sherwood
Co-Portfolio Manager        Co-Portfolio Manager


24 | CALL 1-800-766-FUND

-----------------------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
-----------------------------------------------------
  Nucor Corp.                                 0.89%
-----------------------------------------------------
  VeriSign, Inc.                              0.78%
-----------------------------------------------------
  Kinetic Concepts, Inc.                      0.71%
-----------------------------------------------------
  Apple Computer, Inc.                        0.63%
-----------------------------------------------------
  Adobe Systems, Inc.                         0.63%
-----------------------------------------------------
  Advanced Micro Devices, Inc.                0.63%
-----------------------------------------------------
  Marvell Technology Group Ltd.               0.62%
-----------------------------------------------------
  Research In Motion Ltd.                     0.62%
-----------------------------------------------------
  Yahoo! Inc.                                 0.60%
-----------------------------------------------------
  The Williams Cos., Inc.                     0.58%
-----------------------------------------------------


-----------------------------------------------------
GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
-----------------------------------------------------
  Career Education Corp.                     -1.02%
-----------------------------------------------------
  Allied Waste Industries, Inc.              -0.44%
-----------------------------------------------------
  Vishay Intertechnology, Inc.               -0.44%
-----------------------------------------------------
  Netflix, Inc.                              -0.43%
-----------------------------------------------------
  Texas Instruments, Inc.                    -0.38%
-----------------------------------------------------
  Symbol Technologies, Inc.                  -0.37%
-----------------------------------------------------
  Applied Materials, Inc.                    -0.37%
-----------------------------------------------------
  Teradyne, Inc.                             -0.33%
-----------------------------------------------------
  Lam Research Corp.                         -0.30%
-----------------------------------------------------
  American Power Conversion Corp             -0.27%
-----------------------------------------------------

  Any   discussions   of  specific   securities   should  not  be  considered  a
  recommendation to buy or sell those securities. Fund holdings will vary.

  Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2004.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

  Investing in mid-size companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.


                                                      WWW.RSINVESTMENTS.COM | 25

-----------------------------------------

ASSETS UNDER MANAGEMENT: $217.5 million

-------------------
SECTOR ALLOCATION 1
-------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

    3.1%..................................AUTOS AND TRANSPORTATION
   21.6%....................................CONSUMER DISCRETIONARY
    0.0%..........................................CONSUMER STAPLES
    8.4%........................................FINANCIAL SERVICES
    8.8%...............................................HEALTH CARE
    2.2%...........................................INTEGRATED OILS
    6.8%..................................MATERIALS AND PROCESSING
    9.6%..............................................OTHER ENERGY
    8.3%.........................................PRODUCER DURABLES
   21.7%................................................TECHNOLOGY
    6.6%.................................................UTILITIES
    1.1%.....................................................OTHER
    1.8%......................................................CASH


DATA AS OF DECEMBER 31, 2004

-------------------
TOP TEN HOLDINGS 2
-------------------
  Nucor Corp.                              1.95%
---------------------------------------------------
  Assurant, Inc.                           1.62%
---------------------------------------------------
  Nextel Communications, Inc.              1.58%
---------------------------------------------------
  PETsMART, Inc.                           1.57%
---------------------------------------------------
  Friedman, Billings, Ramsey Group, Inc.   1.56%
---------------------------------------------------
  Advanced Micro Devices, Inc.             1.52%
---------------------------------------------------
  Symantec Corp.                           1.51%
---------------------------------------------------
  Comverse Technology, Inc.                1.48%
---------------------------------------------------
  Amphenol Corp.                           1.47%
---------------------------------------------------
  UnitedGlobalCom, Inc.                    1.47%
---------------------------------------------------

----------------------------
PERFORMANCE UPDATE
----------------------------------------------------------------------------------------------------------------------------
                                                    3-Year         5-Year         10-Year       Annualized            Total
                                    1-Year      Annualized     Annualized      Annualized     Return Since     Return Since
                              Total Return          Return         Return          Return      Inception 3      Inception 3
----------------------------------------------------------------------------------------------------------------------------
  RS Growth Fund                    11.95%           5.38%         -3.71%           9.65%           11.88%          313.56%
----------------------------------------------------------------------------------------------------------------------------
  Russell 1000(R)Growth Index 4      6.30%          -0.18%         -9.29%           9.59%            8.71%          187.70%
----------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                10.92%           3.56%         -2.33%          12.05%           10.93%          271.08%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 5/12/92
----------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                RS Growth Fund       Russell 1000(R) Growth Index 4
5/12/1992            $10,000                   $10,000
     6/92             $9,801                    $9,766
     9/92            $10,099                   $10,193
    12/92            $11,004                   $10,903
     3/93            $11,933                   $10,810
     6/93            $11,943                   $10,643
     9/93            $12,843                   $10,801
    12/93            $13,378                   $11,217
     3/94            $13,890                   $10,722
     6/94            $13,276                   $10,611
     9/94            $15,560                   $11,428
    12/94            $16,469                   $11,511
     3/95            $18,927                   $12,607
     6/95            $23,086                   $13,845
     9/95            $27,536                   $15,102
    12/95            $23,501                   $15,790
     3/96            $22,651                   $16,638
     6/96            $23,429                   $17,696
     9/96            $24,964                   $18,334
    12/96            $26,819                   $19,441
     3/97            $26,198                   $19,545
     6/97            $30,483                   $23,242
     9/97            $35,511                   $24,989
    12/97            $30,523                   $25,368
     3/98            $34,486                   $29,212
     6/98            $36,066                   $30,538
     9/98            $31,352                   $27,764
    12/98            $38,898                   $35,187
     3/99            $42,710                   $37,424
     6/99            $43,746                   $38,864
     9/99            $40,909                   $37,441
    12/99            $49,958                   $46,855
     3/00            $57,100                   $50,194
     6/00            $53,620                   $48,838
     9/00            $48,924                   $46,212
    12/00            $44,416                   $36,348
     3/01            $39,744                   $28,751
     6/01            $38,228                   $31,172
     9/01            $31,391                   $25,121
    12/01            $35,344                   $28,925
     3/02            $33,998                   $28,176
     6/02            $29,484                   $22,915
     9/02            $24,929                   $19,467
    12/02            $25,612                   $20,859
     3/03            $25,736                   $20,637
     6/03            $30,602                   $23,589
     9/03            $32,445                   $24,512
    12/03            $36,941                   $27,065
     3/04            $37,751                   $27,277
     6/04            $38,455                   $27,806
     9/04            $37,388                   $26,353
    12/04            $41,356                   $28,770

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3  Inception date: May 12, 1992.

4 The Russell 1000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

*  Formerly called RS Value + Growth Fund.


26 | CALL 1-800-766-FUND

                                                     THE INFORMATION AGE FUND(R)
--------------------------------------------------------------------------------
                      TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR


                                                               PHOTO
                                                               [GRAPHIC OMITTED]

                                                                    STEVE BISHOP
                                                            Co-Portfolio Manager
                                                              For bio see page 6

                                                                 WENDELL LAIDLEY
                                                            Co-Portfolio Manager
                                                              For bio see page 6

                                                                 ALLISON THACKER
                                                            Co-Portfolio Manager
                                                              For bio see page 7

THE INFORMATION AGE FUND(R)
-----------------------------------------


                               [GRAPHIC OMITTED]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  INVESTMENT STYLE
                                  ----------------------------------------------
                                    LARGE-CAP          MID-CAP       SMALL-CAP
                                  ----------------------------------------------
                                      VALUE             BLEND         GROWTH
                                  ----------------------------------------------

FUND PHILOSOPHY THE INFORMATION AGE FUND(R) SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY AGGRESSIVELY INVESTING IN COMPANIES PRINCIPALLY WITHIN THE INFORMATION TECHNOLOGY SECTOR. THE FUND IS DESIGNED FOR INVESTORS WHO BELIEVE THAT AGGRESSIVE INVESTMENT IN THESE COMPANIES PROVIDES SIGNIFICANT OPPORTUNITY FOR CAPITAL APPRECIATION.

It was a mixed year for technology stocks. The first half was weak for the semiconductor, hardware, and software segments as expectations for continued strong growth proved to be too optimistic. The second half of the year was quite strong as pure Internet stocks continued to perform well, and both semiconductor and hardware stocks rebounded. Overall information technology (IT) spending was up a modest 5%, but there were many subsectors (Internet advertising and wireless data, for example) that grew significantly faster, making stock selection increasingly important in technology investing. Our primary strategy and focus continue to be on franchise technology companies as well as emerging growth-oriented companies that are creating and capitalizing on new fast-growing technologies and niche categories that are not yet fully discovered or appreciated by other investors.

PERFORMANCE For the 12-month period ended December 31, 2004, The Information Age Fund(R) was up 7.30%, whereas the benchmark, thE Goldman Sachs Technology Composite Index 5 was up only 2.57%, the PSE Technology Index 4 was up 11.73%, the S&P 500(R) Index 6 was uP 10.92%, and the Nasdaq was up 8.59%.

PORTFOLIO REVIEW While the Fund continues to own some of the most emerging and fastest-growing companies in technology, it also owns many established franchise technology companies. We are opportunistic buyers of companies that are experiencing temporary setbacks but have attractive valuations and bright longer-term prospects. The Fund owns companies that are capitalizing on key growth markets like mobile computing, consumer digital technology, wireless data and infrastructure, business intelligence software, and Internet services.

HARDWARE The hardware segment represents approximately 30% of the Fund. Hardware industry sectors include semiconductor devices (chips), semiconductor capital equipment, computer and telecom networking, and storage. In particular, 2004 was very difficult for the semiconductor industry; the SOX (semiconductor index) declined 14.72% as excess chip inventories and lackluster demand led to industry oversupply and a cyclical downturn.

Novatel Wireless (1.48% of assets as of 12/31/04), PLX Technology (2.42%), Research In Motion (1.79%), and Apple Computer (2.38%) were substantial winners for the Fund -- all showing very strong revenue and earnings growth characteristics. O2Micro International (1.69%) was a poor performer as the notebook market was plagued with excess inventory and the LCD TV market did not grow as fast as expected. We still like O2Micro and believe that 2005 will be a better year for this company as capacity for large-screen LCD TVs increases in the Far East, driving overall LCD TV prices down, and eventually leading to improved demand for O2Micro's chips.

M-Systems Flash Disk Pioneers (3.55%), a leading supplier of NAND-based flash memory, remains a large position. We believe that the company is poised to benefit substantially from an upgrade


28 | CALL 1-800-766-FUND
cycle from traditional cell phones to feature-rich phones with increased functionality (camera phones, e-mail, MP3, and the like). This shift requires increased data storage needs and NAND flash memory. We think that the market opportunity is huge -- more than $2 billion by 2007 from virtually zero today.

We added Qualcomm (2.28%) to the portfolio, which owns the majority of intellectual property for 3G-based products. We believe that we are in the early stages of 3G network builds and the growth of 3G cell phones. We have also added to our position in PLX Technology, a small semiconductor company that has leadership position in the new emerging market of PCI Express chips. PCI Express is the next generation high-speed interconnect chip for server and storage devices. Other trends we like are the growth of digital TV and high-definition TV and the renewed competition among the cable service providers, satellite TV providers, and telephone companies to provide the "triple play" (voice, video, and data) to the home. Competition spurs capital investment and we have begun buying Harmonic (0.57%) which sells infrastructure equipment that enables digital and high-definition TV.

SOFTWARE. Our software and IT services universe faced a challenging period for 2004 as a whole, but the strong finish at year-end, combined with improving fundamentals and end-market demand, makes us confident that 2005 will be a year of steady progress. Our holdings for much of the year were comprised of thematically-driven smaller-cap stories with a bias toward the higher-growth segments of the industry. Contributions from our best performing stocks such as Sonic Solutions (3.31%), WebEx Communications (2.53%), and Macromedia (0.77%) were negatively offset by a limited number of disappointments (such as Magma Design Automation [1.03%]), where our concentrated position sizes had a disproportionate impact on overall performance. We believe that performance in this sector in 2005 will be driven by strong stock selection centered around such emerging themes as digital content distribution, wireless enablement and management, device software optimization, and on-demand application delivery.

INTERNET. Pure Internet stocks represent approximately 38% of the holdings in the Fund and were very strong performers. Both large-caps and small-caps were contributors led by the ongoing recovery in online advertising, as well as the continued adoption by consumers of e-commerce. Companies like Ask Jeeves (1.70%), InfoSpace (2.79%), Yahoo! (3.75%), and Jupitermedia (1.97%) appreciated as large U.S.-based companies adopted online advertising as a core part of their media budgets. It is estimated that consumers are currently spending 10% to 15% of their media consumption time online, but advertisers spend only 3% of their budgets trying to reach consumers through online advertising. We believe that this gap will continue to close in 2005, and our current portfolio has significant investments in online media companies.

Another big winner for the Fund was an IPO in 2004, Shanda Interactive Entertainment (1.63%), the dominant provider of online games in China. While the U.S. market is currently dominated by console-based gaming (x-box and Sony PlayStation), the Chinese prefer online gaming. Shanda is a leader in MMORPG (massively multiplayer online role playing games) where hundreds of thousands of Internet users simultaneously interact in an online world.

The United States is the leader in new technologies and entertainment, but in some areas such as online gaming, other countries are the early adopters. We are looking to invest in the fastest-growth technology stocks, and sometimes the leaders are located outside the U.S. We continue to believe that fundamentals are very


                                                      WWW.RSINVESTMENTS.COM | 29

-----------------------------------------------------


-----------------------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
-----------------------------------------------------
  Ask Jeeves, Inc.                            2.05%
  InfoSpace, Inc.                             1.83%
  eBay, Inc.                                  1.51%
  Yahoo! Inc.                                 1.41%
  Jupitermedia Corp.                          1.40%
  NetScreen Technologies, Inc.                1.35%
  Marchex, Inc.                               1.26%
  Novatel Wireless, Inc.                      1.26%
  PLX Technology, Inc.                        1.24%
  WebEx Communications, Inc.                  1.17%
-----------------------------------------------------

-----------------------------------------------------
GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
-----------------------------------------------------
  O2Micro International Ltd.                 -2.46%
  Retek, Inc.                                -1.68%
  Magma Design Automation, Inc.              -1.38%
  Chordiant Software, Inc.                   -1.28%
  Callidus Software, Inc.                    -1.09%
  Asyst Technologies, Inc.                   -0.97%
  Informatica Corp.                          -0.91%
  Power Integrations, Inc.                   -0.85%
  OmniVision Technologies, Inc.              -0.77%
  Blue Coat Systems, Inc.                    -0.69%
-----------------------------------------------------


strong in the Internet sector, and we plan to keep a high weighting in these names in 2005.

OUTLOOK After a seesaw-type year, current valuations once again reflect a more optimistic outlook for technology companies. Similar to the last year, we believe that the market has yet to differentiate between future winners and losers within each sector of technology, so stock selection will again be critical in 2005. We have worked to identify what we believe are the future winners, and we expect these companies to be rewarded with higher valuations as they achieve or outperform their revenues and earnings targets over the next 12 months.

Looking forward, we intend to enforce stricter discipline regarding position sizes and stock valuations into 2005, as well as to modestly increase our weighting of mid- to large-cap holdings given the attractiveness of more-established companies with dominant franchises in particular segments. We expect to derive performance from a combination of better-than-expected earnings from the faster-growing portion of our holdings, as well as valuation expansion from positions whose multiples entering 2005 are very reasonable.


/s/ STEVE BISHOP             /s/ WENDELL LAIDLEY

Steve Bishop                 Wendell Laidley
Co-Portfolio Manager         Co-Portfolio Manager


/s/ ALLISON THACKER

Allison Thacker
Co-Portfolio Manager


  Any   discussions   of  specific   securities   should  not  be  considered  a
  recommendation to buy or sell those securities. Fund holdings will vary.

  Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2004.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

  Investing in small- and mid-size companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands.


30 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $132.5 million

----------------------
SECTOR ALLOCATION 1
----------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

    0.0%..................................AUTOS AND TRANSPORTATION
   30.7%....................................CONSUMER DISCRETIONARY
    0.0%..........................................CONSUMER STAPLES
    1.9%........................................FINANCIAL SERVICES
    0.0%...............................................HEALTH CARE
    0.0%...........................................INTEGRATED OILS
    0.0%..................................MATERIALS AND PROCESSING
    0.0%..............................................OTHER ENERGY
    4.7%.........................................PRODUCER DURABLES
   61.0%................................................TECHNOLOGY
    0.0%.................................................UTILITIES
    0.0%.....................................................OTHER
    1.7%......................................................CASH


DATA AS OF DECEMBER 31, 2004

----------------------
TOP TEN HOLDINGS 2
----------------------
  Yahoo! Inc.                              3.75%
---------------------------------------------------
  M-Systems Flash Disk Pioneers Ltd.       3.55%
---------------------------------------------------
  Sonic Solutions                          3.31%
---------------------------------------------------
  ValueClick, Inc.                         3.10%
---------------------------------------------------
  Altiris, Inc.                            2.79%
---------------------------------------------------
  InfoSpace, Inc.                          2.79%
---------------------------------------------------
  WebEx Communications, Inc.               2.53%
---------------------------------------------------
  eBay, Inc.                               2.50%
---------------------------------------------------
  PLX Technology, Inc.                     2.42%
---------------------------------------------------
  Apple Computer, Inc.                     2.38%
---------------------------------------------------

----------------------------
PERFORMANCE UPDATE
----------------------------------------------------------------------------------------------------------------------------
                                                                  3-Year          5-Year       Annualized            Total
                                                   1-Year     Annualized      Annualized     Return Since     Return Since
                                             Total Return         Return          Return      Inception 3      Inception 3
----------------------------------------------------------------------------------------------------------------------------
  The Information Age Fund(R)                       7.30%          3.31%         -11.03%           10.06%          140.09%
----------------------------------------------------------------------------------------------------------------------------
  PSE Technology Index 4                           11.73%          4.26%          -4.33%           15.71%          279.12%
----------------------------------------------------------------------------------------------------------------------------
  Goldman Sachs Technology Composite Index 5        2.57%         -2.08%         -16.10%            8.54%          111.47%
----------------------------------------------------------------------------------------------------------------------------
  S&P 500(R)Index 6                                10.92%          3.56%          -2.33%            9.85%          135.85%
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/95
-------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

           The Information Age Fund(R)    PSE Technology Index 4   Goldman Sachs Technology Composite Index 5
11/15/1995            $10,000                    $10,000                           $10,000
     12/95             $9,300                     $9,819                            $9,503
      3/96             $9,340                     $9,790                            $9,988
      6/96            $10,710                    $10,123                           $10,950
      9/96            $11,790                    $10,803                           $11,904
     12/96            $11,785                    $11,786                           $12,971
      3/97            $10,351                    $11,775                           $12,548
      6/97            $12,276                    $13,735                           $15,245
      9/97            $15,982                    $16,360                           $18,076
     12/97            $12,509                    $14,140                           $15,979
      3/98            $14,269                    $16,837                           $18,925
      6/98            $14,958                    $16,834                           $20,241
      9/98            $13,421                    $15,562                           $19,341
     12/98            $19,040                    $21,860                           $26,969
      3/99            $22,114                    $24,203                           $29,886
      6/99            $24,637                    $29,822                           $34,067
      9/99            $26,959                    $30,542                           $35,835
     12/99            $43,072                    $47,305                           $50,860
      3/00            $50,522                    $56,549                           $58,896
      6/00            $47,345                    $53,601                           $53,710
      9/00            $42,134                    $50,550                           $48,483
     12/00            $27,959                    $39,634                           $31,585
      3/01            $22,679                    $32,225                           $22,875
      6/01            $22,532                    $35,319                           $26,214
      9/01            $14,913                    $25,170                           $16,887
     12/01            $21,776                    $33,454                           $22,524
      3/02            $18,763                    $33,347                           $20,872
      6/02            $12,649                    $24,993                           $15,076
      9/02             $8,378                    $18,771                           $10,980
     12/02            $11,315                    $22,304                           $13,419
      3/03            $12,379                    $22,211                           $13,338
      6/03            $16,635                    $27,365                           $16,321
      9/03            $19,423                    $30,002                           $18,168
     12/03            $22,375                    $33,934                           $20,618
      3/04            $23,364                    $34,759                           $20,384
      6/04            $23,245                    $35,789                           $20,743
      9/04            $20,262                    $33,105                           $18,440
     12/04            $24,009                    $37,912                           $21,147

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities. If a holding is not classified by Russell it is assigned a Russell designation by RS Investments.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3  Inception date: November 15, 1995.

4 The Pacific Stock Exchange (PSE) Technology Index is an unmanaged price-weighted index comprising stocks from 15 different industries, including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics, and biotechnology. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

5 The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

6 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broaD domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.


                                                      WWW.RSINVESTMENTS.COM | 31

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32 | CALL 1-800-766-FUND

                                                         RS INTERNET AGE FUND(R)
--------------------------------------------------------------------------------
   INVESTING IN COMPANIES LIKELY TO BENEFIT FROM THE DEVELOPMENT OF THE INTERNET

                                                               PHOTO
                                                               [GRAPHIC OMITTED]

                                                                    STEVE BISHOP
                                                            Co-Portfolio Manager
                                                              For bio see page 6

                                                                 WENDELL LAIDLEY
                                                            Co-Portfolio Manager
                                                              For bio see page 6

                                                                 ALLISON THACKER
                                                            Co-Portfolio Manager
                                                              For bio see page 7

RS INTERNET AGE FUND(R)
-----------------------------------------


                               [GRAPHIC OMITTED]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  INVESTMENT STYLE
                                  ----------------------------------------------
                                    LARGE-CAP          MID-CAP       SMALL-CAP
                                  ----------------------------------------------
                                      VALUE             BLEND         GROWTH
                                  ----------------------------------------------

FUND PHILOSOPHY THE RS INTERNET AGE FUND(R)SEEKS LONG-TERM CAPITAL APPRECIATION BY IDENTIFYING HIGH-QUALITY COMPANIES AND BUSINESS MODELS IN EMERGING AND RAPID-GROWTH SECTORS, WHOSE PROSPECTS ARE LIKELY TO BENEFIT FROM THE DEVELOPMENT OF THE INTERNET. INVESTMENT CRITERIA INCLUDE INCREASING MARKET SHARE, HIGH MARGIN POTENTIAL, A PROPRIETARY ADVANTAGE, AND A MANAGEMENT TEAM ABLE TO LEVERAGE THAT ADVANTAGE. WE CONDUCT FUNDAMENTAL RESEARCH, INCLUDING EXTENSIVE TRAVEL AND FREQUENT VISITS WITH COMPANY MANAGEMENT TEAMS. WE SEEK TO ADAPT
QUICKLY TO INDUSTRY DEVELOPMENTS. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT HORIZONS.

After a very strong performance in 2003 from all three of our primary investment subsectors -- Internet, hardware, and software -- 2004 was a more difficult year. Internet stocks performed well, particularly the larger-cap bellwethers like eBay (2.75% of assets as of 12/31/04) and Yahoo! (3.81%). Performance from the hardware and software sectors, which was strong in 2003, was mixed in 2004 as expectations for continued strong growth in corporate and infrastructure spending proved to be too optimistic. Stock selection was important this year as the market rewarded companies with strong fundamentals and good long-term franchises. Our primary strategy and focus continues to be on pure Internet companies, as well as emerging growth companies that are creating and capitalizing on new fast-growing technologies and niche categories related to the Internet, which we believe are not yet fully discovered or appreciated by other investors.

PERFORMANCE For the 12-month period ended December 31, 2004, the RS Internet Age Fund(R) was up 9.27%, whereas the benchmark, the TheStreet.com/PHLX Internet Sector Index-DOT 4 was up 36.09%, the Goldman Sachs Technology Composite Index 5 was up 2.57%, the S&P 500(R) Index 6 was up 10.92%, and the Nasdaq was up 8.59%

PORTFOLIO REVIEW While the Fund continues to own many of the franchise pure Internet stocks, it also owns many fast-growing Internet-related technology companies. At times, we are opportunistic buyers of companies that we believe are experiencing temporary setbacks but that have attractive valuations and bright longer-term prospects. The Fund owns companies that are capitalizing on key growth markets like Internet advertising and e-commerce, mobile computing and gaming, consumer digital technology, wireless data and infrastructure, business intelligence software, and Internet services.

INTERNET Currently, pure Internet stocks are approximately 50% of the holdings in the Fund and were very strong performers for the year. Large-cap holdings like eBay and Yahoo! followed strong appreciation in 2003 with another good year in 2004. More-diversified growth funds began to see these companies as core holdings, which pushed up the multiples on both companies.

We also had very strong performance from smaller-cap, less well-known companies like InfoSpace (3.68%) and Marchex (3.36%). Less than two years ago, InfoSpace's new management team was struggling to turn around a company with more than 10 different business lines and a history of losses. We purchased the stock when it was trading only slightly above cash per share. Since then the management has exited unprofitable businesses, posted significant earnings-per-share, and entered into the mobile content business. This is an example of our


34 | CALL 1-800-766-FUND
strategy of finding companies that are underappreciated by the market and have the potential to reemerge as great, profitable growth companies. Marchex is a very different example of a successful investment. This was an IPO in 2004, with a management team that created and sold Go2Net during the Internet boom. We liked the company because it was focused on helping companies take advantage of Internet search and e-commerce, both strong growth markets, with limited public-company competition.

Whereas our larger-cap Internet investments experienced multiple expansions in 2004, our smaller-cap investments still have reasonable valuations at 30 times 2006 earnings for 54% earnings growth. We continue to believe that fundamentals in the Internet sector are very strong, and we plan to keep a high weighting in these names in 2005.

HARDWARE The hardware segment represents approximately 25% of the Fund. The hardware industry sectors include semiconductor devices (chips), semiconductor capital equipment, and computer and telecom networking, and storage. PLX Technology (2.50%), Research In Motion (2.00%), and Novatel Wireless (1.93%) were substantial winners for the Fund -- all showing very strong revenue and earnings growth characteristics. O2Micro International (1.74%) was a poor performer as the notebook market was plagued with excess inventory and the LCD TV market did not grow as fast as expected. We still like O2Micro and believe that 2005 will be a better year for this company as capacity for large screen LCD TVs increases in the Far East, driving overall LCD TV prices down, and eventually leading to improved demand for O2Micro's chips.

M-Systems Flash Disk Pioneers (3.93%), a leading supplier of NAND-based flash memory, remains a large position. We believe that the company is poised to benefit substantially from an upgrade cycle from traditional cell phones to feature-rich phones with increased functionality (camera phones, e-mail, MP3, and the like). This shift requires increased data storage needs and NAND flash memory. We think that the market opportunity is huge -- more than $2 billion by 2007 from virtually zero today.

We have increased our weighting in PLX Technology, a small semiconductor company that has a leadership position in the new emerging market of PCI Express chips. PCI Express is the next generation high-speed data interconnect chip for server and storage devices. Other trends we like are the growth of digital TV and high-definition TV and the renewed competition among cable service providers, satellite TV providers, and telephone companies to provide the "triple play" (voice, video, and data) to the home. Competition spurs capital investment, and we have begun to buy Harmonic (0.52%), which sells infrastructure equipment that enables digital and high-definition TV.

SOFTWARE Our software and information technology services universe faced a challenging period for 2004 as a whole, but the strong finish at year-end, combined with improving fundamentals and end-market demand, makes us confident that 2005 will be a year of steady progress. Our holdings for much of the year were comprised of thematically-driven smaller-cap stories with a bias toward the higher-growth segments of the industry. Contributions from our best-performing stocks -- such as Sonic Solutions (3.34%), WebEx Communications (2.68%) and Macromedia (0.79%) -- were negatively offset by a limited number of disappointments (such as Blue Coat Systems [0.00%]), where our concentrated position sizes had a disproportionate impact on overall performance. We believe that performance in this sector in 2005 will be driven by strong stock selection centered around such emerging themes as digital content distribution, wireless enablement and management, device software optimization, and on-demand application delivery.


                                                      WWW.RSINVESTMENTS.COM | 35

-----------------------------------------

---------------------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
---------------------------------------------------
  Marchex, Inc.                               2.22%
  InfoSpace, Inc.                             2.08%
  Jupitermedia Corp.                          1.63%
  eBay, Inc.                                  1.62%
  Ask Jeeves, Inc.                            1.61%
  Yahoo! Inc.                                 1.52%
  Shanda Interactive Entertainment Ltd.       1.36%
  PLX Technology, Inc.                        1.30%
  Sonic Solutions                             1.27%
  ValueClick, Inc.                            1.10%
---------------------------------------------------


---------------------------------------------------
GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
---------------------------------------------------
  O2Micro International Ltd.                 -2.17%
  Retek, Inc.                                -1.64%
  Magma Design Automation, Inc.              -1.40%
  Chordiant Software, Inc.                   -1.35%
  Callidus Software, Inc.                    -1.03%
  Informatica Corp.                          -0.88%
  OmniVision Technologies, Inc.              -0.81%
  Power Integrations, Inc.                   -0.79%
  Blue Coat Systems, Inc.                    -0.78%
  Asyst Technologies, Inc.                   -0.76%
---------------------------------------------------


OUTLOOK After a volatile year, we believe current valuations once again reflect a more optimistic outlook for technology companies. Similar to the last year, we believe that the market has yet to differentiate between future winners and losers within each sector of technology, so stock selection will again be critical in 2005. We have worked to identify what we believe are the future winners, and we expect these companies to be rewarded with higher valuations as they achieve or outperform their revenues and earnings targets over the next 12 months.

Looking forward, we intend to enforce stricter discipline regarding position sizes and stock valuations into 2005. We expect to derive performance from a combination of better-than-expected earnings from the faster-growing portion of our holdings, as well as valuation expansion from positions whose multiples entering 2005 are very reasonable.


/s/ STEVE BISHOP             /s/ WENDELL LAIDLEY

Steve Bishop                 Wendell Laidley
Co-Portfolio Manager         Co-Portfolio Manager


/s/ ALLISON THACKER

Allison Thacker
Co-Portfolio Manager


  Any   discussions   of  specific   securities   should  not  be  considered  a
  recommendation to buy or sell those securities. Fund holdings will vary.

  Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2004.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

  Investing in small- and mid-size companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands.


36 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $106.4 million

-------------------
SECTOR ALLOCATION 1
-------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

    0.0%..................................AUTOS AND TRANSPORTATION
   41.2%....................................CONSUMER DISCRETIONARY
    0.0%..........................................CONSUMER STAPLES
    1.9%........................................FINANCIAL SERVICES
    0.0%...............................................HEALTH CARE
    0.0%...........................................INTEGRATED OILS
    0.0%..................................MATERIALS AND PROCESSING
    0.0%..............................................OTHER ENERGY
    4.4%.........................................PRODUCER DURABLES
   51.4%................................................TECHNOLOGY
    0.0%.................................................UTILITIES
    0.0%.....................................................OTHER
    1.1%......................................................CASH


DATA AS OF DECEMBER 31, 2004

------------------
TOP TEN HOLDINGS 2
------------------
  M-Systems Flash Disk Pioneers Ltd.       3.93%
---------------------------------------------------
  Yahoo! Inc.                              3.81%
---------------------------------------------------
  InfoSpace, Inc.                          3.68%
---------------------------------------------------
  ValueClick, Inc.                         3.57%
---------------------------------------------------
  Marchex, Inc.                            3.36%
---------------------------------------------------
  Sonic Solutions                          3.34%
---------------------------------------------------
  Altiris, Inc.                            2.95%
---------------------------------------------------
  eBay, Inc.                               2.75%
---------------------------------------------------
  WebEx Communications, Inc.               2.68%
---------------------------------------------------
  PLX Technology, Inc.                     2.50%
---------------------------------------------------

---------------------------
PERFORMANCE UPDATE
-------------------------------------------------------------------------------------------------------------------------------
                                                                     3-Year          5-Year       Annualized            Total
                                                     1-Year      Annualized      Annualized     Return Since     Return Since
                                               Total Return          Return          Return      Inception 3      Inception 3
-------------------------------------------------------------------------------------------------------------------------------
  RS Internet Age Fund(R)                             9.27%           7.67%         -10.01%           -6.28%          -28.10%
-------------------------------------------------------------------------------------------------------------------------------
  TheStreet.com/PHLX Internet Sector Index-DOT 4     36.09%           2.59%         -29.00%          -25.40%          -77.49%
-------------------------------------------------------------------------------------------------------------------------------
  Goldman Sachs Technology Composite Index 5          2.57%          -2.08%         -16.10%          -13.06%          -50.92%
-------------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 6                                 10.92%           3.56%          -2.33%           -1.31%           -6.47%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 12/1/99
-------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

               RS Internet Age Fund(R)   TheStreet.com/PHLX Internet Sector-DOT 4    Goldman Sachs Technology Composite Index 5
12/1/1999                $10,000                       $10,000                                        $10,000
    12/99                $12,180                       $12,477                                        $11,803
     3/00                $14,300                       $11,965                                        $13,668
     6/00                $12,010                        $9,098                                        $12,465
     9/00                $10,820                        $7,712                                        $11,252
    12/00                 $6,530                        $3,249                                         $7,330
     3/01                 $4,790                        $2,423                                         $5,309
     6/01                 $5,940                        $2,644                                         $6,084
     9/01                 $3,750                        $1,287                                         $3,919
    12/01                 $5,760                        $2,085                                         $5,227
     3/02                 $5,220                        $1,687                                         $4,844
     6/02                 $3,620                        $1,038                                         $3,499
     9/02                 $2,380                          $731                                         $2,548
    12/02                 $3,270                          $926                                         $3,114
     3/03                 $3,510                          $977                                         $3,095
     6/03                 $4,800                        $1,317                                         $3,788
     9/03                 $5,680                        $1,445                                         $4,216
    12/03                 $6,580                        $1,654                                         $4,785
     3/04                 $6,900                        $1,745                                         $4,731
     6/04                 $6,830                        $1,915                                         $4,814
     9/04                 $5,980                        $1,799                                         $4,279
    12/04                 $7,190                        $2,251                                         $4,908

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.



1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3  Inception date: December 1, 1999.

4 TheStreet.com/PHLX Internet Sector Index-DOT is an unmanaged, equal-dollar-weighted index containing 25 leading Internet companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

5 The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, it does not incur fees and expenses.

6 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broaD domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.


                                                      WWW.RSINVESTMENTS.COM | 37

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

                                                    RS MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------
           SEEKING GROWTH IN MID-CAP COMPANIES WHILE ATTEMPTING TO MODERATE RISK


                                                               PHOTO
                                                               [GRAPHIC OMITTED]


                                                                    JOHN WALLACE
                                                            Co-Portfolio Manager
                                                              For bio see page 7

                                                                    JAY SHERWOOD
                                                            Co-Portfolio Manager
                                                              For bio see page 7

RS MIDCAP OPPORTUNITIES FUND
-----------------------------------------


                               [GRAPHIC OMITTED]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  INVESTMENT STYLE
                                  ----------------------------------------------
                                    LARGE-CAP          MID-CAP       SMALL-CAP
                                  ----------------------------------------------
                                      VALUE             BLEND         GROWTH
                                  ----------------------------------------------


FUND PHILOSOPHY THE RS MIDCAP OPPORTUNITIES FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL GROWTH BY INVESTING PRINCIPALLY IN MID-CAP COMPANIES. OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON VALUE RECOGNITION AND TREND ANALYSIS. WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO MANAGING RISK: LOSSES ARE MINIMIZED QUICKLY, AND WE CONSTANTLY LOOK FOR ATTRACTIVE OPPORTUNITIES.

PERFORMANCE Similar to 2003, we entered 2004 feeling very excited about the RS MidCap Opportunities Fund and the opportunities we were seeing for mid-cap investing. Although 2003 was one of the best years for the U.S. stock market in the past decade, we still felt that 2004 would present opportunities given accelerating gross domestic product (GDP), continued low interest rates, and better earnings visibility. Our overall assumptions proved correct, which led to a 12.36% return for the Fund, compared with its benchmark, the Russell Midcap(R) Growth Index 4, which was up 15.48%.

PORTFOLIO REVIEW Throughout 2004 and similar to previous years, the Fund remained diversified across most Russell sectors. Nearly 60% of the Fund was invested in technology, health care, and consumer discretionary -- some of the largest sectors of the economy. The Fund invests in all sectors of the economy, and we expect that to continue in the coming years.

Unlike in 2003 the technology sector proved to be the most difficult area in which to invest. This sector of the market was up only single digits for the year. Despite the tough returns in the tech sector, we had several successful investments, including Adobe Systems (0.80% of assets as of 12/31/04) and Apple Computer (0.51%). One area within technology that continued to work in 2004 was those companies that sold unique products with low average selling prices, primarily to consumers. This is true to some degree for both Adobe and Apple:
Both have significant corporate enterprise sales, and the low average selling price still applies. Adobe was successful with its new Creative Suite product, which allows enterprises and individuals to create and publish content for both print and the Web faster and more easily. Apple was successful with the iPod and the introduction of the iPod mini. This success is expected to lead to increasing sales of its personal computer products, further improving results for the company.

One investment in technology that did not work despite selling consumer products with low average selling prices was Sandisk (0.90%), which sells flash memory cards used primarily for digital cameras. Sandisk faced increasing competition in several of its lower-end products from Asian competitors, causing it to miss expectations for the third quarter. We retain an investment in Sandisk as we believe that the penetration rate of digital


40 | CALL 1-800-766-FUND
cameras is in the early stages, and new applications for flash memory are being developed for cellular phones. With more than 700 million cell phones sold annually, we believe that this represents a large opportunity for Sandisk going forward.

Several of our health care investments, such as OSI Pharmaceuticals (1.08%) and Kinetic Concepts (1.01%), performed well during the year. OSI Pharmaceuticals' phase III trial for Tarceva showed positive results in treating non-small cell lung cancer. Tarceva launched late in the fourth quarter, and early sales are encouraging. We expect Tarceva to take significant market share early on because it was able to show a survival benefit (patients live longer) whereas competing drugs were not. Kinetic Concepts makes a line of wound-healing products called V.A.C. These products improve healing time, allowing patients to return home from the hospital earlier. This creates a win-win for the hospital, patient, and insurance company because the health care providers save money and the patient has a better outcome. The penetration rate of the V.A.C. product line is still low among health care providers, and we therefore expect Kinetic Concepts to have strong earnings growth in the coming years.

The consumer discretionary sector represents the largest part of the Fund. This sector generated mixed performance for the Fund during the year. Our gaming stocks, such as Station Casinos (0.87%) and International Game Technology (0.00%), proved to be winners. Station Casinos benefited from the expansion of Native American casino projects as states continue to struggle to find ways to increase tax revenues. International Game Technology benefited from increased penetration of participation games within casinos. Casinos recognize the uniqueness of International Game Technologys' products, further distancing the company from other slot machine manufacturers.

An investment within the consumer discretionary sector that did not work was Netflix (0.00%), the leading online provider of rental DVDs. We felt that the low penetration rate of the online DVD rental business was enough to provide strong earnings growth for Netflix, but increased competition from long-established movie rental companies such as Blockbuster (0.00%) had a negative impact on Netflix's business model. Lower rental prices combined with higher marketing costs caused earnings to fall short of expectations.

OUTLOOK Our outlook for the U.S. economy in 2005 is for real GDP growth of about 3.5%. Although this rate is less than in 2004, we believe the economy seems on track to register its fourth year of self-sustained growth since the 2001 recession. We should see capital spending levels by U.S companies rise next year, outpacing consumer spending. We believe corporations have lots of cash and are beneficiaries of recent tax code changes. Benefits of the decline in the U.S. dollar should become more apparent in 2005, and we see a better balance between import and export growth. We expect the Fed to maintain its "measured" bias to raising short-term interest rates in 2005. Currently at 2.25%, we believe the federal funds target rate should end the year at 3% to 3.5%. This assumes that oil prices stay firm around $35 to $40 per barrel and that the dollar


                                                      WWW.RSINVESTMENTS.COM | 41

-------------------------------------------------

stabilizes. Both of these assumptions seem like fair bets, especially on a firmer dollar, because we believe the United States has a much stronger economy compared with those of Europe and Japan. Our outlook for inflation (CPI and PPI) is somewhere between 3% and 4%.

An area of focus in 2005 will be energy and industrial metals. We believe these two sectors should show the best earnings-per-share momentum. Since 2003 prices for raw materials (steel, coal, aluminum, oil, and the like) have risen in concert with strengthening domestic and global demand, especially from China. Shortages have developed in most metals, and there remains a large imbalance between supply and demand, which we expect to continue for the next two to three years. We believe this should provide for strong earnings growth for our investments in Nucor (0.97%), AK Steel (1.14%), and all of our energy investments.

Health care is a group that historically does well in environments of moderating economic growth and rising interest rates. Product recalls, Medicare reform, weak pipelines, and insurance probes dominated 2004, and we expect the sector to do better in 2005. Demographics remain a major growth driver -- the 2000 U.S. Census showed that 13% of the population (35 million people) is 65-plus years old, and some 40 million baby boomers will start retiring during the next 10 years. Health care currently represents approximately 12% of the Fund. We expect to increase our weighting in health care as opportunities present themselves.

Potential risks to our 2005 outlook include a U.S. dollar collapse, accelerating interest rates and diminished liquidity, escalating energy prices (above $50 per barrel), overheating and a hard landing in China, collapsing commodity prices, and a large unexpected terrorist event. Our goal is to remain as objective as possible if any of these risks become reality and to adjust our portfolio accordingly.

During the year we added two new research analysts to the Growth Team. Todd Hawthorne and Jeff Goldberger have been brought on board as general and special situation analysts. Their ability to look at a broad spectrum of growth areas (such as industrial growth, defense aerospace, and media convergence of satellite and cable content) adds breadth and depth to our already strong analytical team.

We remain excited about the return prospects for our investment selections. Valuation levels of the Fund remain compelling, with the average growth rate for 2005 expected to exceed 40%, compared with an average 2005 price-to-earnings ratio of less than 30 times. This valuation level combined with 3% to 4% GDP growth and relatively low interest rates should lead to positive market performance for the balance of the year.

We appreciate your continued support, and we hope, as fellow shareholders, that we are rewarded over the coming years.


/s/ JOHN WALLACE             /s/ JAY SHERWOOD

John Wallace                 Jay Sherwood
Co-Portfolio Manager         Co-Portfolio Manager


42 | CALL 1-800-766-FUND

---------------------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
---------------------------------------------------
  OSI Pharmaceuticals, Inc.                   0.88%
  VeriSign, Inc.                              0.74%
  Kinetic Concepts, Inc.                      0.71%
  Adobe Systems, Inc.                         0.63%
  Apple Computer, Inc.                        0.61%
  Station Casinos, Inc.                       0.60%
  The Williams Cos., Inc.                     0.59%
  Research In Motion Ltd.                     0.56%
  XM Satellite Radio Holdings, Inc.           0.54%
  Peabody Energy Corp.                        0.53%
---------------------------------------------------


---------------------------------------------------
GOOD IDEAS AT THE TIME+
Percent  Contribution to Total Fund Return
(for the year ended 12/31/04)
---------------------------------------------------
  Career Education Corp.                     -1.02%
  Netflix, Inc.                              -0.76%
  Teradyne, Inc.                             -0.56%
  Symbol Technologies, Inc.                  -0.41%
  Conexant Systems, Inc.                     -0.35%
  palmOne, Inc.                              -0.34%
  MCI, Inc.                                  -0.34%
  Electronics for Imaging, Inc.              -0.32%
  Allied Waste Industries, Inc.              -0.31%
  Skyworks Solutions, Inc.                   -0.30%
---------------------------------------------------

  Any   discussions   of  specific   securities   should  not  be  considered  a
  recommendation to buy or sell those securities. Fund holdings will vary.

  Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2004.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

  Investing in mid-size companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.


                                                      WWW.RSINVESTMENTS.COM | 43

-------------------------------------------------


ASSETS UNDER MANAGEMENT: $208.6 million

-------------------
SECTOR ALLOCATION 1
-------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

    2.2%..................................AUTOS AND TRANSPORTATION
   23.5%....................................CONSUMER DISCRETIONARY
    0.0%..........................................CONSUMER STAPLES
   10.8%........................................FINANCIAL SERVICES
   12.0%...............................................HEALTH CARE
    0.0%...........................................INTEGRATED OILS
    9.0%..................................MATERIALS AND PROCESSING
    8.0%..............................................OTHER ENERGY
    6.4%.........................................PRODUCER DURABLES
   20.0%................................................TECHNOLOGY
    3.9%.................................................UTILITIES
    0.0%.....................................................OTHER
    4.2%......................................................CASH


DATA AS OF DECEMBER 31, 2004

------------------
TOP TEN HOLDINGS 2
------------------
  Cytyc Corp.                              1.50%
--------------------------------------------------
  Gemstar-TV Guide International, Inc.     1.29%
--------------------------------------------------
  Valeant Pharmaceuticals International    1.29%
--------------------------------------------------
  Amdocs Ltd.                              1.23%
--------------------------------------------------
  palmOne, Inc.                            1.21%
--------------------------------------------------
  PETsMART, Inc.                           1.15%
--------------------------------------------------
  AK Steel Holding Corp.                   1.14%
--------------------------------------------------
  Avid Technology, Inc.                    1.11%
--------------------------------------------------
  Vulcan Materials Co.                     1.11%
--------------------------------------------------
  Polo Ralph Lauren Corp.                  1.11%
--------------------------------------------------

----------------------------
PERFORMANCE UPDATE
----------------------------------------------------------------------------------------------------------------------------
                                                                  3-Year         5-Year        Annualized            Total
                                                  1-Year      Annualized     Annualized      Return Since     Return Since
                                            Total Return          Return         Return       Inception 3      Inception 3
----------------------------------------------------------------------------------------------------------------------------
  RS MidCap Opportunities Fund                    12.36%           7.08%         -0.21%            12.07%          194.62%
----------------------------------------------------------------------------------------------------------------------------
  Russell Midcap(R) Growth Index 4                15.48%           6.16%         -3.36%             9.28%          131.95%
----------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                              10.92%           3.56%         -2.33%            10.25%          152.14%
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 7/12/95
-------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

           RS MidCap Opportunities Fund    Russell Midcap(R) Growth Index 4
7/12/1995            $10,000                             $10,000
     9/95            $10,760                             $10,519
    12/95            $11,240                             $10,718
     3/96            $12,200                             $11,409
     6/96            $13,330                             $11,835
     9/96            $13,340                             $12,237
    12/96            $13,956                             $12,591
     3/97            $13,526                             $12,132
     6/97            $15,216                             $13,917
     9/97            $17,850                             $15,865
    12/97            $17,082                             $15,429
     3/98            $19,103                             $17,270
     6/98            $18,396                             $17,260
     9/98            $15,907                             $14,378
    12/98            $19,071                             $18,185
     3/99            $20,416                             $18,806
     6/99            $23,567                             $20,765
     9/99            $22,358                             $19,726
    12/99            $29,773                             $27,512
     3/00            $35,178                             $33,324
     6/00            $30,409                             $30,856
     9/00            $30,540                             $31,634
    12/00            $27,905                             $24,280
     3/01            $25,533                             $18,189
     6/01            $27,162                             $21,133
     9/01            $19,928                             $15,258
    12/01            $23,995                             $19,387
     3/02            $22,979                             $19,045
     6/02            $19,617                             $15,567
     9/02            $16,569                             $12,893
    12/02            $17,658                             $14,074
     3/03            $17,924                             $14,072
     6/03            $21,383                             $16,711
     9/03            $23,052                             $17,908
    12/03            $26,221                             $20,086
     3/04            $27,212                             $21,057
     6/04            $27,479                             $21,278
     9/04            $26,656                             $20,357
    12/04            $29,462                             $23,195

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3  Inception date: July 12, 1995.

4 The Russell Midcap(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of thosE companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broaD domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.


44 | CALL 1-800-766-FUND

                                                  RS SMALLER COMPANY GROWTH FUND
--------------------------------------------------------------------------------
                  FOCUSING ON COMPANIES WITH MARKET CAPS OF $1.5 BILLION OR LESS


                                                               PHOTO
                                                               [GRAPHIC OMITTED]

                                                                  BILL WOLFENDEN
                                                               Portfolio Manager
                                                              For bio see page 7

RS SMALLER COMPANY GROWTH FUND

                               [GRAPHIC OMITTED]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  INVESTMENT STYLE
                                  ----------------------------------------------
                                    LARGE-CAP          MID-CAP       SMALL-CAP
                                  ----------------------------------------------
                                      VALUE             BLEND         GROWTH
                                  ----------------------------------------------


FUND PHILOSOPHY THE RS SMALLER COMPANY GROWTH FUND INVESTS PRINCIPALLY IN SMALLER GROWTH COMPANIES. THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN COMPANIES WITH MARKET CAPITALIZATIONS OF $1.5 BILLION OR LESS. WE SEEK SMALLER COMPANIES THAT WE BELIEVE HAVE THE POTENTIAL FOR LONG-TERM CAPITAL APPRECIATION BASED ON SUPERIOR OR NICHE PRODUCTS OR SERVICES, OPERATING CHARACTERISTICS, MANAGEMENT, OR OTHER FACTORS. THE FUND MAY AT TIMES INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN TECHNOLOGY COMPANIES.

PERFORMANCE The stock market and small-cap stocks continued their strong run in 2004. After a record year last year, this was a nice follow through to what is now a multi-year small-cap rally. The RS Smaller Company Growth Fund performed well in 2004, gaining 15.38% compared with 14.31% for the benchmark Russell 2000 Growth(R) Index 4. I am pleased with this relative outperformance versus our benchmark and encouraged to have finished in the top quartile relative to our peers (based on total return, Lipper rated the Fund number 101 out of 515 funds for the one-year period in the small-cap growth funds category and number 51 out of 310 funds for the five-year period, ended December 31, 2004).* While I am happy with this year's 15.38% return, I remind investors that I am taking a two-to-five year investment time horizon and am pleased to report that our Fund also has strong three- and five-year annualized performance results (4.20% and 5.06%, respectively).

PORTFOLIO REVIEW Small-cap growth stocks continued their outperformance over their large-cap brethren in 2004. The overall economy was positive for small stocks. Small-cap stocks have typically performed best coming out of a recession like we saw in 2003, but also have typically performed well during periods of strong economic growth and high productivity as long as interest rates remain stable. 2004 presented such a backdrop for small-caps with a third year of higher gross domestic product (GDP) growth of around 4%, stable interest rates, and productivity that translated into good profit growth for companies. Many small companies also went through tremendous downsizing and restructuring during the recession, which helped position them for significant operating leverage with any slight improvement in the economy. As a result of this improvement, a number of our holdings experienced rapid earnings and revenue growth over the past year.

The Fund's outperformance was driven by strong stock selection and spread mostly among four sectors: consumer, energy, transportation and health care. The four top industries were oil well equipment and services, consumer electronics (which includes many of our Internet holdings), semiconductors, and medical systems; most had returns significantly higher than our benchmark. In the case of semiconductors, we booked some nice gains early in the year to lock in performance in that industry.

The Fund was negatively impacted by the materials and processing sector which was underweighted, and producer durables and technology in which many of our stocks performed poorly. In a reversal of 2003, the computer services software and systems area was our worst performing area led by Tumbleweed Communications (0.00% of assets as of 12/31/04) (one of our 2003 biggest winners) and


46 | CALL 1-800-766-FUND

Clicksoftware (0.00%), both of which had disappointing fundamental results in 2004. The software industry continues to suffer as enterprise related technology spending has failed to develop.

It was  rewarding  to see a number of our  long-term  holdings  like Aaron Rents
(0.68%), Scientific Games (1.85%), Guitar Center (1.22%), Superior Energy Services (0.90%), and Unit Corporation (0.83%) among the top contributors in 2004. Once again, our Internet stocks contributed significantly to the Fund's performance. The top winners in that area were InfoSpace (1.02%), ValueClick (0.88%), Jupitermedia (0.51%), and CNET Networks (0.83%).

We pride ourselves on our research process and ability to identify promising small companies earlier than many investors. Our long-term philosophy (a two-to-five year investment horizon) seems old fashioned in today's myopic market, but we are staying steadfast with this approach and truly believe that hands-on research prevails in the long run. This process truly benefited our shareholders in 2004.

OUTLOOK In 2004, small-cap stocks did overcome a few obstacles despite the previously mentioned favorable economy. Historically, a declining U.S. dollar and rapidly rising oil prices have been bad for small companies, but small-caps persevered through these events. If the dollar can stabilize or perhaps strengthen a bit and oil prices can moderate then 2005 could be another solid year for small-cap stocks. As I have mentioned in prior letters, the Fund is not dependent on positive macro events and is structured for a flat to modestly higher GDP. The portfolio holds companies offering unique products, services, and/or business models that can grow sales and earnings by creating new markets or capturing market share. However, any improvement in the economy, dollar, or oil prices would likely be an additional benefit to the Fund's holdings.

The Fund's largest position is Scientific Games, which is a technology-based systems and services provider for the lottery and pari-mutuel wagering industries. We are attracted to Scientific Games because of its highly recurring revenue business model and high level of operating leverage. Roughly 85% of annual revenues are in the form of long-term service contracts of five-to-seven years, with the remainder being systems sold to support those long-term contracts. Scientific Games' revenue stream is highly recession resistant and predictable: The lottery industry (75% of Scientific Game's overall revenues) is indifferent to economic cycles and has grown steadily for the last 10 years. This company is a dominant player in the $45 billion U.S. online lottery business and is the market share leader in the instant lottery category which is a $20 billion sub-segment growing at twice the rate of the overall lottery market. It continues to gain market share, grow penetration and "same store sales" of new products and has significant barriers to entry. With a portion of revenues often tied to the success of the lottery, Scientific Games enjoys significant leverage from the success of its customers -- a win-win for both parties. On the international front, the opportunity for organic growth is even bigger than the U.S., with recent wins in Italy and Germany and an emerging presence in Asia. Long term, we think that this company can continue to execute on its growth plan in the U.S. and internationally by growing the customer base, growing organic revenues with current customers, and delivering earnings at a significantly faster rate than top line growth due to margin leverage across their infrastructure.


                                                      WWW.RSINVESTMENTS.COM | 47

-------------------------------------------------


---------------------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
---------------------------------------------------
  InfoSpace, Inc.                             1.18%
  Aaron Rents, Inc.                           0.84%
  Scientific Games Corp.                      0.72%
  Intuitive Surgical, Inc.                    0.71%
  Guitar Center, Inc.                         0.68%
  ValueClick, Inc.                            0.60%
  Ceradyne, Inc.                              0.59%
  Superior Energy Services, Inc.              0.58%
  Laserscope                                  0.57%
  Laureate Education, Inc.                    0.56%
---------------------------------------------------


---------------------------------------------------
GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
---------------------------------------------------
  Tumbleweed Communications Corp.            -0.86%
  O2Micro International Ltd.                 -0.70%
  LogicVision, Inc.                          -0.57%
  Asyst Technologies, Inc.                   -0.47%
  Genus, Inc.                                -0.47%
  Clicksoftware Co.                          -0.46%
  Stonepath Group, Inc.                      -0.43%
  Ixia                                       -0.43%
  Power Integrations, Inc.                   -0.42%
  NTN Communications, Inc.                   -0.38%
---------------------------------------------------


We think we have found an undiscovered gem in Spectranetics (0.92%), which is a medical device company that develops, manufacturers, and markets single-use catheters used in minimally invasive surgical procedures within the cardiovascular system in conjunction with its proprietary excimer laser. Their laser is the only system approved by the FDA for coronary atherectomy, peripheral vascular disease therapy, and cardiac lead removal. This profitable company is in a very exciting growth phase having just received approval for use of its system in peripheral vascular disease therapy in July of 2004. The new procedure more than doubles the company's addressable market. Spectranetics also has several ongoing clinical and marketing trials that could even further increase the market opportunity. The company is under Wall Street's radar with only one brokerage firm providing research. We believe that there will be rapid sales and earnings growth over the next few years, which may help attract some attention to the stock.

Looking to 2005, I am optimistic about our investment process for the RS Smaller Company Growth Fund. We have confidence that our process works over the long-term. As a fellow shareholder, I thank you for your continued confidence and support.


/s/ BILL WOLFENDEN

Bill Wolfenden
Portfolio Manager


* Based on total return, Lipper rated the Fund number 101 out of 515 funds for the one-year period in the small-cap growth funds category and number 51 out of 310 funds for the five-year period, ended December 31, 2004).

  Any   discussions   of  specific   securities   should  not  be  considered  a
  recommendation to buy or sell those securities. Fund holdings will vary.

  Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2004.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

  Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.


48 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $213.8 million

-------------------
SECTOR ALLOCATION 1
-------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

    2.9%..................................AUTOS AND TRANSPORTATION
   24.8%....................................CONSUMER DISCRETIONARY
    0.0%..........................................CONSUMER STAPLES
    8.5%........................................FINANCIAL SERVICES
   19.4%...............................................HEALTH CARE
    0.0%...........................................INTEGRATED OILS
    2.1%..................................MATERIALS AND PROCESSING
    6.3%..............................................OTHER ENERGY
    6.6%.........................................PRODUCER DURABLES
   22.9%................................................TECHNOLOGY
    0.0%.................................................UTILITIES
    0.0%.....................................................OTHER
    6.5%......................................................CASH


DATA AS OF DECEMBER 31, 2004

------------------
TOP TEN HOLDINGS 2
------------------
  Scientific Games Corp.                   1.85%
--------------------------------------------------
  SafeNet, Inc.                            1.38%
--------------------------------------------------
  Keynote Systems, Inc.                    1.37%
--------------------------------------------------
  Chemed Corp.                             1.35%
--------------------------------------------------
  Digitas, Inc.                            1.31%
--------------------------------------------------
  LabOne, Inc.                             1.30%
--------------------------------------------------
  Patterson-UTI Energy, Inc.               1.27%
--------------------------------------------------
  Jos. A. Bank Clothiers, Inc.             1.26%
--------------------------------------------------
  Saxon Capital, Inc.                      1.25%
--------------------------------------------------
  Infinity Property & Casualty Corp.       1.23%
--------------------------------------------------

--------------------------------
PERFORMANCE UPDATE
----------------------------------------------------------------------------------------------------------------------------
                                                                  3-Year          5-Year       Annualized            Total
                                                  1-Year      Annualized      Annualized     Return Since     Return Since
                                            Total Return          Return          Return      Inception 3      Inception 3
----------------------------------------------------------------------------------------------------------------------------
  RS Smaller Company Growth Fund                  15.38%           4.20%           5.06%           13.35%          185.89%
----------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Growth Index 4                  14.31%           5.79%          -3.57%            4.76%           47.62%
----------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                              10.92%           3.56%          -2.33%            9.13%          107.99%
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 8/15/96
-------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

               RS Smaller Company Growth Fund    Russell 2000(R) Growth Index 4
8/15/1996                  $10,000                          $10,000
     9/96                  $10,570                          $10,794
    12/96                  $11,000                          $10,822
     3/97                  $10,200                           $9,687
     6/97                  $12,570                          $11,388
     9/97                  $15,990                          $13,315
    12/97                  $14,350                          $12,223
     3/98                  $16,570                          $13,676
     6/98                  $15,420                          $12,890
     9/98                  $11,630                          $10,008
    12/98                  $14,260                          $12,374
     3/99                  $14,410                          $12,166
     6/99                  $17,190                          $13,960
     9/99                  $16,560                          $13,273
    12/99                  $22,340                          $17,706
     3/00                  $29,880                          $19,349
     6/00                  $27,540                          $17,923
     9/00                  $28,430                          $17,211
    12/00                  $23,333                          $13,735
     3/01                  $20,299                          $11,646
     6/01                  $23,885                          $13,740
     9/01                  $19,228                           $9,882
    12/01                  $25,273                          $12,467
     3/02                  $23,265                          $12,223
     6/02                  $19,854                          $10,304
     9/02                  $14,481                           $8,087
    12/02                  $15,399                           $8,694
     3/03                  $14,544                           $8,357
     6/03                  $18,807                          $10,375
     9/03                  $22,094                          $11,461
    12/03                  $24,779                          $12,915
     3/04                  $26,464                          $13,636
     6/04                  $25,886                          $13,648
     9/04                  $25,007                          $12,828
    12/04                  $28,589                          $14,762

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3  Inception date: August 15, 1996.

4 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of thosE companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) InDex measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broaD domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.


                                                      WWW.RSINVESTMENTS.COM | 49

                       This page left blank intentionally.




50 | CALL 1-800-766-FUND

                                                RS GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------
      FOCUSING PRIMARILY ON COMPANIES IN NATURAL RESOURCES INDUSTRIES WORLDWIDE.


                                                               PHOTO
                                                               [GRAPHIC OMITTED]

                                                                   ANDREW PILARA
                                                               Portfolio Manager
                                                              For bio see page 8

                                                                 MACKENZIE DAVIS
                                                           Co-Portfolio Manager*
                                                              For bio see page 8

* Effective January 3, 2005.

RS GLOBAL NATURAL RESOURCES FUND
-----------------------------------------


                               [GRAPHIC OMITTED]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  INVESTMENT STYLE
                                  ----------------------------------------------
                                    LARGE-CAP          MID-CAP       SMALL-CAP
                                  ----------------------------------------------
                                      VALUE             BLEND         GROWTH
                                  ----------------------------------------------


FUND PHILOSOPHY THE RS GLOBAL NATURAL RESOURCES FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN COMPANIES PRINCIPALLY ENGAGED IN THE DISCOVERY, DEVELOPMENT, PRODUCTION, OR DISTRIBUTION OF NATURAL RESOURCES; THE DEVELOPMENT OF TECHNOLOGIES FOR THE PRODUCTION OR EFFICIENT USE OF NATURAL RESOURCES; OR THE FURNISHING OF RELATED SUPPLIES OR SERVICES.

PERFORMANCE For value managers in the resource sector, 2004 was a challenging year, with heightened commodity price volatility and exogenous events driving individual stock movements that at times bore little relation to fundamentals. However, by maintaining our discipline with regard to valuations, cash flows, and diversification across commodities, we were able to generate a return of 34.43% for shareholders in the RS Global Natural Resources Fund versus 10.92% for the S&P 500(R) Index 5 and 35.25% for the Lipper Natural Resources Index 4, the Fund's benchmark. The commitmenT to managing the Fund as a diversified, global natural resources portfolio is a critical component of our long-term strategy. Over the course of the year, we made changes in sector allocations primarily when stocks reflected commodity prices that were inflated relative to long-term supply/demand fundamentals.

PORTFOLIO OVERVIEW In 2004, we increased exposure to coal, iron ore, energy services, and aluminum and reduced our exposure to nickel and forest product companies. Several stocks worked well for us. Algoma Steel (0.00% of assets as of 12/31/04) was a stellar contributor this year, but our discipline led us to sell the stock in December as we grew increasingly concerned about valuation. Teck Cominco (3.75%) was another good stock for the Fund, and we used price weakness during the fourth quarter to add to our holdings given increased conviction on zinc and metallurgical coal fundamentals.

Peabody Energy (1.79%) and Fording Canadian Coal Trust (1.81%) were two other investments that contributed to 2004 results and that remain core holdings. Peabody is the largest coal company in the world, with more than 9 billion tons of reserves, most of which are located in Wyoming's Powder River Basin (PRB). Prices in the PRB are depressed relative to Appalachian coal prices which have spiked higher over the past 18 months; and this winter, steam-coal (used for heating) prices have softened due to North America's relatively warm weather. However, we remain optimistic about Peabody's long-term prospects. East Coast coal (from central and northern Appalachia) has been mined for 150 years, and supplies appear to be in secular decline. In addition, ongoing rail issues have affected deliverability, leaving many utilities with inadequate inventories. East Coast coal burners are now viewing PRB coal, which historically has been used mainly by western and mid-continent utilities, as a critical supply source. Improved scrubbing technologies are also making Peabody's Illinois Basin reserves (high energy content


52 | CALL 1-800-766-FUND
but high sulphur content as well) increasingly attractive. Finally, Peabody's management team has an exemplary record of reinvesting the company's significant free cash flow into value-creating assets, including the purchase of metallurgical coal reserves in 2003 at a fraction of current valuations, the recently signed acquisition of a 25% interest in a Venezuelan mine, continued expansion of reserves in the PRB, and the development of "mine mouth" projects which will develop coal-burning electrical-generating facilities on the same footprint as the coal mines, thereby eliminating freight costs and deliverability issues. This is the type of company, with world-class assets and a savvy management team, in which we believe we can invest your capital with a high level of conviction for the long-term.

Fording Canadian Coal Trust, whose assets are composed primarily of metallurgical coal mines (used to make coke for the steel industry), is highly leveraged to the recent increase in global contract prices, which are expected to settle in the $115 to $125 per-ton range for the 2005 coal year versus the mid-$50 range in 2004. While some of the incremental cash flows will be diverted by higher taxes and potentially higher rail costs, we believe most should flow to the "bottom line" to be distributed to shareholders. Again, this is the type of investment that we are continuously searching out, where supply/demand fundamentals drive financial results that will accrue to the benefit of shareholders.

A new name added to the Fund in the second half of the year was Companhia Vale do Rio Doce (1.78%), a Brazilian producer of iron ore as well as copper and alumina. We are excited about the prospects for iron ore for a number of reasons. First, while global supply/demand appears to be in balance, in fact much of the incremental demand (driven largely by Chinese consumption) is being met by India, which is a high-cost, low-quality producer. Also, the price ratio of iron ore to hot-rolled coil (steel) is below both the five- and 10-year averages even with ore prices up 30% to 40% in 2005. We are comfortable with our investment, using price assumptions well below the current contracts being negotiated. It is this type of supply/demand dynamic and proportional pricing relationship that provides us with the margin of safety necessary to make long-term capital commitments.

On the exploration and production front, Compton Petroleum (1.85%) was a solid contributor, and over the course of the year we increased our investment. We have been able to spend time with the management team and the board of directors, and we remain confident that their disciplined approach to capital investment and their terrific suite of assets, including the Hooker Play, Belly River tight gas, and, longer-term, a dual-zone coal bed methane project that should enable the company to grow production at a rapid rate over the next 18 to 24 months.

Not all of our ideas worked. They never do. Our investment in Alcoa (2.91%) appears to have been premature, but we remain convinced that the global aluminum industry is well-positioned for the next two-to-three years and have used price weakness to increase our stake in the company. Other names, such as JSC MMC Norilsk Nickel


                                                      WWW.RSINVESTMENTS.COM | 53

-------------------------------------------------


(0.00%) and Inco Limited (0.00%), were sold due to either exogenous events (Russian political environment) or concerns regarding rates of returns on large capital projects. Several gold companies, Barrick Gold (0.00%) and Newmont Mining (0.00%) were also a drag on performance. They were sold, and we switched to gold companies with more-attractive cash flow valuations.

OUTLOOK Heading into 2005, we remain focused on those companies that are best positioned to successfully re-deploy the free cash flow that, for the first time in years, is available to almost all commodity producers. With most balance sheets in good repair, and dividends and/or share repurchase becoming increasingly common, our objective is to invest in those companies owning capital projects where returns will be above the cost of capital using conservative forward price assumptions. We will continue to look across market-caps and geographic boundaries to find such opportunities.

Our objective is to optimize the Fund's long-term return, and we continually force ourselves to reassess the assumptions we employ to ensure that we are adhering to the value tenets of our investment philosophy. We remain constructive on the outlook for commodities over the next three-to-five years. An extended period of underinvestment in new capacity combined with a modest global industrial recovery has established a new equilibrium in which we believe long-term midcycle prices will plateau at higher levels. We continue to search for management teams that are allocating capital with an eye toward generating superior long-term returns and for investment opportunities that provide a sufficient margin of safety.

RS VALUE GROUP UPDATE In recognition of his outstanding achievements since joining the RS Value Team and the importance of his role, MacKenzie Davis, an analyst for RS Global Natural Resources Fund, was recently promoted to co-portfolio manager of this Fund. Andy Pilara continues to manage the Fund.

We will continue to use these Annual Report letters as an opportunity to comment on the goals and the principles of the RS Value Group. Our long-term goal is to be considered one of the top value investment teams. For us, being among the best not only involves achieving our investment goals but also staying true to our principles:

o Alignment with shareholders
o Uncompromising integrity
o Respect for others
o Continuous learning
o A disciplined process

We appreciate your support and trust and remain committed to working hard to optimize returns for you, our partners.


/s/ ANDREW PILARA              /s/ MacKENZIE DAVIS

Andrew Pilara                  MacKenzie Davis
Portfolio Manager              Co-Portfolio Manager*


54 | CALL 1-800-766-FUND

---------------------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
---------------------------------------------------
  Algoma Steel, Inc.                          2.46%
  Teck Cominco Ltd.                           2.33%
  Fording Canadian Coal Trust                 1.94%
  Peabody Energy Corp.                        1.78%
  Westshore Terminals Income Fund             1.68%
  Compton Petroleum Corp.                     1.63%
  Western Oil Sands, Inc.                     1.33%
  United States Steel Corp.                   1.13%
  Ensign Resource Service Group, Inc.         1.10%
  Nalco Holding Co.                           1.06%
---------------------------------------------------


---------------------------------------------------
GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
---------------------------------------------------
  Minefinders Corp. Ltd.                     -0.87%
  Inco Ltd.                                  -0.35%
  Alcoa, Inc.                                -0.32%
  Agrium, Inc.                               -0.30%
  Northgate Minerals Corp.                   -0.29%
  JSC MMC Norilsk Nickel                     -0.26%
  Amerigo Resources Ltd.                     -0.23%
  Nexen, Inc.                                -0.21%
  Barrick Gold Corp.                         -0.15%
  Newmont Mining Corp.                       -0.15%
---------------------------------------------------

  Any   discussions   of  specific   securities   should  not  be  considered  a
  recommendation to buy or sell those securities. Fund holdings will vary.

  Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2004.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

* Effective January 3, 2005.

  Investing in small- and mid-size companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.


                                                      WWW.RSINVESTMENTS.COM | 55

-------------------------------------------------


ASSETS UNDER MANAGEMENT: $628.5 million

-------------------
SECTOR ALLOCATION 1
-------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

    0.0%..................................AUTOS AND TRANSPORTATION
    0.0%....................................CONSUMER DISCRETIONARY
    0.0%..........................................CONSUMER STAPLES
    0.5%........................................FINANCIAL SERVICES
    0.0%...............................................HEALTH CARE
    4.7%...........................................INTEGRATED OILS
   41.4%..................................MATERIALS AND PROCESSING
   42.0%..............................................OTHER ENERGY
    1.5%.........................................PRODUCER DURABLES
    0.0%................................................TECHNOLOGY
    0.0%.................................................UTILITIES
    0.0%.....................................................OTHER
    9.9%......................................................CASH


DATA AS OF DECEMBER 31, 2004

------------------
TOP TEN HOLDINGS 2
------------------
  Alcan, Inc.                              3.96%
--------------------------------------------------
  Teck Cominco Ltd.                        3.75%
--------------------------------------------------
  Forest Oil Corp.                         3.56%
--------------------------------------------------
  Western Oil Sands, Inc.                  3.37%
--------------------------------------------------
  Paramount Resources Ltd.                 3.30%
--------------------------------------------------
  Alcoa, Inc.                              2.91%
--------------------------------------------------
  Westshore Terminals Income Fund          2.86%
--------------------------------------------------
  Wheaton River Minerals Ltd.              2.76%
--------------------------------------------------
  Nalco Holding Co.                        2.72%
--------------------------------------------------
  Talisman Energy, Inc.                    2.68%
--------------------------------------------------

-----------------------------
PERFORMANCE UPDATE
----------------------------------------------------------------------------------------------------------------------------
                                                                  3-Year         5-Year        Annualized            Total
                                                  1-Year      Annualized     Annualized      Return Since     Return Since
                                            Total Return          Return         Return       Inception 3      Inception 3
----------------------------------------------------------------------------------------------------------------------------
  RS Global Natural Resources Fund                34.43%          30.77%         23.14%            11.44%          168.93%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Natural Resources Index 4                35.25%          16.57%         12.34%            12.53%          193.98%
----------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                              10.92%           3.56%         -2.33%             9.85%          135.85%
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/95
-------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

            RS Global Natural Resources Fund    Lipper Natural Resources Index 4    S&P 500(R) Index 5
11/15/1995               $10,000                             $10,000                     $10,000
     12/95               $10,120                             $10,824                     $10,398
      3/96               $11,860                             $11,706                     $10,958
      6/96               $12,330                             $12,245                     $11,442
      9/96               $13,140                             $12,705                     $11,801
     12/96               $14,290                             $13,949                     $12,788
      3/97               $13,340                             $13,414                     $13,130
      6/97               $13,720                             $14,793                     $15,415
      9/97               $14,770                             $17,274                     $16,571
     12/97               $11,840                             $16,005                     $17,053
      3/98               $12,459                             $16,610                     $19,430
      6/98               $11,110                             $15,528                     $20,059
      9/98                $8,614                             $13,011                     $18,069
     12/98                $7,761                             $12,305                     $21,925
      3/99                $8,125                             $13,434                     $23,009
      6/99               $10,403                             $15,952                     $24,626
      9/99               $10,528                             $16,114                     $23,086
     12/99                $9,498                             $16,430                     $26,535
      3/00                $9,842                             $18,369                     $27,132
      6/00               $10,736                             $19,072                     $26,410
      9/00               $11,589                             $20,438                     $26,153
     12/00               $11,953                             $21,232                     $24,107
      3/01               $12,130                             $20,185                     $21,249
      6/01               $12,931                             $19,590                     $22,487
      9/01               $10,965                             $16,553                     $19,178
     12/01               $12,026                             $18,561                     $21,236
      3/02               $13,753                             $20,418                     $21,292
      6/02               $14,471                             $19,166                     $18,430
      9/02               $13,566                             $16,009                     $15,257
     12/02               $14,076                             $17,218                     $16,533
      3/03               $14,065                             $17,012                     $16,021
      6/03               $16,156                             $18,694                     $18,490
      9/03               $16,396                             $18,670                     $18,964
     12/03               $20,006                             $21,736                     $21,264
      3/04               $21,202                             $23,208                     $21,647
      6/04               $21,379                             $24,383                     $22,026
      9/04               $24,573                             $27,306                     $21,594
     12/04               $26,893                             $29,398                     $23,585

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3  Inception date: November 15, 1995.

4 The Lipper Natural Resources Index is an unmanaged equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broaD domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.


56 | CALL 1-800-766-FUND

                                                               RS PARTNERS FUND+
--------------------------------------------------------------------------------
                            A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY


                                                               PHOTO
                                                               [GRAPHIC OMITTED]

                                                                   ANDREW PILARA
                                                               Portfolio Manager
                                                              For bio see page 8

                                                                    DAVID KELLEY
                                                            Co-Portfolio Manager
                                                              For bio see page 8

                                                                        JOE WOLF
                                                            Co-Portfolio Manager
                                                              For bio see page 8



+ Offered only to certain  investors.  See "Other  Information  About Purchasing
  Shares" on page 38 of the Prospectus.

RS PARTNERS FUND
-----------------------------------------


                               [GRAPHIC OMITTED]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  INVESTMENT STYLE
                                  ----------------------------------------------
                                    LARGE-CAP          MID-CAP       SMALL-CAP
                                  ----------------------------------------------
                                      VALUE             BLEND         GROWTH
                                  ----------------------------------------------


FUND PHILOSOPHY THE RS PARTNERS FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES -- PRINCIPALLY OF COMPANIES WITH MARKET CAPITALIZATIONS OF UP TO $3 BILLION -- USING A VALUE METHODOLOGY COMBINING BALANCE SHEET ANALYSIS WITH CASH FLOW ANALYSIS.

INVESTMENT PROCESS Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that have sustainable, long-term returns in excess of the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We grade ourselves in down markets, not in up markets. It is not about how much money you MAKE; it is about how much money you KEEP. Keeping money for us begins with buying low-expectation value stocks. It is about honing in on the long-term value of the business and getting our margin of safety when we buy.

We are not classic low price-to-earnings (P/E), low price/book value investors. We consider ourselves businesses analysts, and we focus our attention on evaluating a company's business model. Our value proposition is buying good businesses at a significant discount to their intrinsic value. We look for structural changes in companies or industries where return on capital is improving and where the companies have the ability to reinvest in their businesses at returns in excess of their cost of capital. As a result of this approach, many third parties such as Morningstar who focus on earnings growth and book value will not categorize our Funds as "value." Improving returns on capital and high reinvestment rates will often skew their categorization metrics away from their definition of value.

Our calculations show that the average multiple of companies we own is roughly in line with the Russell 2000 Value(R) Index 4, however, the cash flow growth of our companies is significantly more than the average index company. We like growth too, especially when we do not have to pay for it. We feel that it is important to reinforce for our investors the definition of value ingrained in our philosophy and process. We use discounted cash flow models to arrive at warranted value, and we look to buy businesses at significant discounts to what we think they are worth. In essence, we are looking to buy the proverbial 50-cent dollar.

PERFORMANCE For the 12 months ended December 31, 2004, the RS Partners Fund was up 31.81%. The Russell 2000 Value Index was up 22.25%. After the terrific stock market performance of 2003, where almost every sector of the market appreciated, it is possible to lose perspective. We committed to you at the end of 2003 that we would not "take the bait" and advance into 2004 with inflated expectations. We stayed true to our philosophy of building shareholder value by striving to OPTIMIZE returns rather than the more risky objective of trying to MAXIMIZE returns. Our primary focus is on "losing less rather than making more." If we manage to lose less when the market declines, we believe that the law of compounding will take care of long-term capital appreciation. For the second year in a row, what we are most proud of is not the "winners" that led to positive portfolio attribution but rather the lack of "losers" that drag down performance.


58 | CALL 1-800-766-FUND

In 2004 the RS Partners Fund had only one company that contributed more than 1% of negative attribution in the portfolio, whereas there were 10 companies that had positive attribution of 1% or greater. Protection of the downside is at the core of our philosophy.

PORTFOLIO REVIEW During 2004 we remained focused on larger, more liquid small-cap companies with strong balance sheets and visible near-term cash flows (what we describe as short-duration stocks). The Fund was aided by a number of investments in the materials and processing and energy sectors. Across many of these industries, we believe that there are structural supply/demand imbalances driven by emerging economies China and India, low commodity inventories, and limited near-term supply additions. Additionally, we continue to be impressed by the financial discipline we are seeing throughout these industries as it relates to return-on-investment analysis. For the year we saw significant gains in such areas as coal (Fording Canadian Coal Trust [2.54% of assets as of 12/31/04] and Peabody Energy [1.66%]), steel (Steel Dynamics [1.89%] and Algoma Steel [0.00%]), and forest products (West Fraser Timber [1.08%] and Slocan [0.00%]).

Business service companies were a significant weighting in the Fund in 2004. We saw gains from such names as lottery provider Scientific Games (2.30%) and database marketing company Acxiom (1.22%). Both companies enjoy more than 90% recurring revenue and returns on their capital far in excess of their cost of capital. Additionally, these companies have substantial reinvestment opportunities at high rates of return on capital and are managed by executives who are highly focused on return-oriented metrics.

We are also attracted to situations where we believe that the sum-of-the-parts of a company is substantially more than the price the market is putting on the entire enterprise. In 2004 we invested in an advertising service company, Doubleclick (2.49%). At the time of our initial investment, we calculated the sum of the cash on the balance sheet, plus a conservative estimate of its' database marketing division (Abacus), and its net operating loss carryforward to be more than the enterprise value of the entire company. As a result, we were getting a highly profitable core technology business for free. Late in 2004 Doubleclick hired an investment bank with the directive to unlock shareholder value. This action was positively received by the marketplace and resulted in gains for the Fund.

We also saw the market finally recognize the Medicaid HMOs, some of our favorite business models in the portfolio. We have owned these companies for the last several years when most of the market was hesitant to have exposure to the tight state budgets associated with the Medicaid program. We saw business models that generate high rates of return on capital while doing a great job of removing health care costs from the cash-strapped states (not to mention providing a much higher quality of care to their constituents). Amerigroup (1.72%), Centene (1.17%), and Molina (0.00%) were all core positions during 2004 and were strong performers as they continue to reinvest in their businesses by taking on larger populations and additional states. Also in the health care space, one of our largest winners was another sum-of-the-parts situation, Elan (0.00%). At the time of purchase, when we valued the existing marketed products plus the value of non-core and joint-venture assets, we calculated that we were essentially getting Elan's pipeline for free. In that pipeline was the drug Antegren, which is now touted to be one of the biggest breakthrough drugs in the past five years. We pay particular attention to new management,


                                                      WWW.RSINVESTMENTS.COM | 59

-----------------------------------------


and in this case we were impressed with the initiatives of new CEO Kelly Martin. Elan tripled during 2004, and we exited the position.

Other strong performers in 2004 resulted from contrarian stances we took in the post-secondary education companies (ITT Educational Services [1.96%] and Corinthian Colleges [1.46%] as well as the videogame retailers Electronics Boutique [0.00%] and Gamestop [0.00%]). We attempt to look beyond near-term market concerns and focus on the long-term quality of a business model. In the case of these companies, we took advantage of negative short-term market sentiment and bought these terrific business models at great valuations.

The Fund had some disappointments during the year, including Leapfrog (0.00%), the education-oriented toy retailer. Leapfrog has tremendous mindshare among mothers and retailers and remains one of the most innovative children's companies. Last Christmas the company faced a barrage of logistical problems resulting in missed numbers, bloated inventories, and a large sell-off in the stock. At the time of purchase, the company had a pristine balance sheet, was generating large amounts of free cash flow, and had high rates of return on capital. We believed that Leapfrog would evolve from a hardware-focused toy company with sales concentrated around the Christmas season to a balanced software-oriented education company with year-round sales. This shift would result in higher margins and improving return on invested capital. We built our position during the seasonally slow period and did extensive checks with retailers and competitors to gauge shelf space and product quality. Late in 2004 Leapfrog announced that the logistical problems were still unresolved and that the product mix was moving in the wrong direction with lower-margin hardware gaining share. It is our belief that the company has undertaken too much and does not have adequate control of its product distribution to accomplish the business transformation we forecasted. We exited the position as a result.

We remain committed in our effort to control portfolio risk. We believe that the factors that created a strong backdrop for the equity markets in 2003 and 2004 have largely run their course. According to our discounted cash flow process, we believe that stock market performance will need to be driven more by the numerator (net cash receipts) rather than the denominator (discount rate). In our view meaningfully positive stock price performance will need to be driven by growing, visible cash flows. In effect we are in a stock picker's market.

RS VALUE GROUP UPDATE In 2004 we added two exceptional individuals to the RS Value Team. MacKenzie Davis joined us after eight years at Fidelity, most recently in the High Yield Research Group. He holds an A.B. from Brown University and is a Chartered Financial Analyst. MacKenzie focuses primarily on the natural resources and industrial sectors. He was promoted to co-portfolio manager of the RS Global Natural Resources Fund at the beginning of 2005. Additionally, we hired Byron Penstock as an analyst. Byron formerly worked at MFS Investment Management and as a corporate lawyer at Skadden, Arps, Slate, Meagher & Flom LLP in New York. Byron holds an M.B.A. from Harvard and a law degree from Osgoode Hall Law School at York University in Canada. We insist on hiring for character over credentials. Fortunately, these individuals have both. We remain committed to hiring exceptional people in an effort to optimize returns for our shareholders.

In 2004 we decided to offer the RS Partners Fund only to certain investors. This restriction reflects our commitment to emphasizing performance objectives rather than assets under management and to seeking long-term investors for the Fund. Additionally, we raised the upper limit of our market-capitalization range from $2 billion


60 | CALL 1-800-766-FUND

---------------------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
---------------------------------------------------
Fording Canadian Coal Trust                   2.26%
Compton Petroleum Corp.                       1.62%
Algoma Steel, Inc.                            1.57%
AMERIGROUP Corp.                              1.50%
Elan Corp. PLC                                1.44%
Peabody Energy Corp.                          1.22%
Centene Corp.                                 1.15%
DoubleClick, Inc.                             1.06%
Scientific Games Corp.                        1.05%
ITT Educational Services, Inc.                1.00%
---------------------------------------------------


---------------------------------------------------
GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
---------------------------------------------------
Leapfrog Enterprises, Inc.                   -1.43%
Par Pharmaceutical Cos, Inc.                 -0.70%
U.S.I. Holdings Corp.                        -0.65%
IDT Corp.                                    -0.51%
First Health Group Corp.                     -0.47%
Alliance Gaming Corp.                        -0.43%
The BISYS Group, Inc.                        -0.41%
The Gymboree Corp.                           -0.30%
Assured Guaranty Ltd.                        -0.26%
Neoforma, Inc.                               -0.25%
---------------------------------------------------


to $3 billion for more liquidity and to better control risk.

We will continue to use these Annual Report letters as an opportunity to comment on the goals and the principles of the RS Value Group. Our long-term goal is to be considered one of the top value investment teams. For us, being among the best involves not only achieving our investment goals but also staying true to our principles:

o Alignment with shareholders
o Uncompromising  integrity
o Respect for others
o Continuous learning
o A disciplined process

We appreciate your support and trust, and we remain committed to working hard to optimize risk-adjusted returns for you, our partners.


/s/ ANDREW PILARA                /s/ DAVID KELLEY

Andrew Pilara                    David Kelley
Portfolio Manager                Co-Portfolio Manager


/s/ JOE WOLF

Joe Wolf
Co-Portfolio Manager


  Any   discussions   of  specific   securities   should  not  be  considered  a
  recommendation to buy or sell those securities. Fund holdings will vary.

  Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2004.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

  Investing in small- and mid-size companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.


                                                      WWW.RSINVESTMENTS.COM | 61

-----------------------------------------


ASSETS UNDER MANAGEMENT: $2.0 billion

-------------------
SECTOR ALLOCATION 1
-------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

    0.8%..................................AUTOS AND TRANSPORTATION
   27.9%....................................CONSUMER DISCRETIONARY
    3.4%..........................................CONSUMER STAPLES
   12.6%........................................FINANCIAL SERVICES
    7.8%...............................................HEALTH CARE
    0.5%...........................................INTEGRATED OILS
   13.2%..................................MATERIALS AND PROCESSING
    6.6%..............................................OTHER ENERGY
    4.9%.........................................PRODUCER DURABLES
    4.2%................................................TECHNOLOGY
    2.1%.................................................UTILITIES
    2.5%.....................................................OTHER
   13.5%......................................................CASH


 DATA AS OF DECEMBER 31, 2004

------------------
TOP TEN HOLDINGS 2
------------------
  Dollar Tree Stores, Inc.                 2.74%
--------------------------------------------------
  Fording Canadian Coal Trust              2.54%
--------------------------------------------------
  Kindred Healthcare, Inc.                 2.53%
--------------------------------------------------
  DoubleClick, Inc.                        2.49%
--------------------------------------------------
  Kellwood Co.                             2.48%
--------------------------------------------------
  John H. Harland Co.                      2.46%
--------------------------------------------------
  Compton Petroleum Corp.                  2.42%
--------------------------------------------------
  Desarrolladora Homex                     2.35%
--------------------------------------------------
  Nalco Holding Co.                        2.32%
--------------------------------------------------
  Scientific Games Corp.                   2.30%
--------------------------------------------------

-----------------------------
PERFORMANCE UPDATE
----------------------------------------------------------------------------------------------------------------------------
                                                                  3-Year          5-Year       Annualized            Total
                                                  1-Year      Annualized      Annualized     Return Since     Return Since
                                            Total Return          Return          Return      Inception 3      Inception 3
----------------------------------------------------------------------------------------------------------------------------
  RS Partners Fund                                31.81%          30.26%          27.66%           17.15%          348.54%
----------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R)Value Index 4                    22.25%          16.50%          17.23%           14.26%          253.78%
----------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 5                              10.92%           3.56%          -2.33%           10.25%          152.14%
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 7/12/95
-------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

               RS Partners Fund         Russell 2000(R) Value Index 4
7/12/1995           $10,000                        $10,000
     9/95           $10,190                        $10,532
    12/95           $10,390                        $10,839
     3/96           $12,300                        $11,314
     6/96           $13,640                        $11,777
     9/96           $14,070                        $11,952
    12/96           $14,873                        $13,155
     3/97           $14,975                        $13,122
     6/97           $16,177                        $15,103
     9/97           $18,173                        $17,049
    12/97           $17,561                        $17,336
     3/98           $18,999                        $18,784
     6/98           $17,146                        $18,105
     9/98           $13,140                        $14,869
    12/98           $12,752                        $16,218
     3/99           $12,365                        $14,646
     6/99           $13,803                        $17,070
     9/99           $13,206                        $15,735
    12/99           $13,228                        $15,976
     3/00           $13,704                        $16,587
     6/00           $14,456                        $16,911
     9/00           $17,077                        $18,152
    12/00           $17,387                        $19,623
     3/01           $18,570                        $19,814
     6/01           $21,103                        $22,119
     9/01           $17,962                        $19,170
    12/01           $20,295                        $22,375
     3/02           $22,006                        $24,518
     6/02           $21,742                        $23,998
     9/02           $19,663                        $18,889
    12/02           $20,545                        $19,818
     3/03           $21,075                        $18,812
     6/03           $26,333                        $23,087
     9/03           $29,111                        $24,870
    12/03           $34,028                        $28,940
     3/04           $37,087                        $30,943
     6/04           $36,977                        $31,205
     9/04           $39,593                        $31,252
    12/04           $44,854                        $35,378

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3  Inception date: July 12, 1995.

4 The Russell 2000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companieS in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000(R) Index measuRes the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companieS based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broaD domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.


62 | CALL 1-800-766-FUND

                                                                   RS VALUE FUND
                                             (FORMERLY RS CONTRARIAN VALUE FUND)
--------------------------------------------------------------------------------
                              A MID-CAP FUND USING A CASH FLOW VALUE METHODOLOGY

                                                               PHOTO
                                                               [GRAPHIC OMITTED]

                                                                   ANDREW PILARA
                                                               Portfolio Manager
                                                              For bio see page 8

                                                                    DAVID KELLEY
                                                            Co-Portfolio Manager
                                                              For bio see page 8

                                                                        JOE WOLF
                                                            Co-Portfolio Manager
                                                              For bio see page 8

RS VALUE FUND (Formerly RS Contrarian Value Fund)
----------------------------------------------------------


                               [GRAPHIC OMITTED]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  INVESTMENT STYLE
                                  ----------------------------------------------
                                    LARGE-CAP          MID-CAP       SMALL-CAP
                                  ----------------------------------------------
                                      VALUE             BLEND         GROWTH
                                  ----------------------------------------------

FUND PHILOSOPHY THE RS VALUE FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL AND INVESTS PRINCIPALLY IN MID-CAP COMPANIES AS DEFINED IN OUR MOST CURRENT PROSPECTUS. THE FUND INVESTS USING A VALUE METHODOLOGY COMBINING BALANCE SHEET ANALYSIS WITH CASH FLOW ANALYSIS.

INVESTMENT PROCESS Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that have sustainable, long-term returns in excess of the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We grade ourselves in down markets, not in up markets. It is not about how much money you MAKE; it is about how much money you KEEP. Keeping money for us begins with buying low-expectation value stocks. It is about honing in on the long-term value of the business and getting our margin of safety when we buy.

We are not classic low price-to-earnings (P/E), low price/book value investors. We consider ourselves businesses analysts, and we focus our attention on evaluating a company's business model. Our value proposition is buying good businesses at a significant discount to their intrinsic value. We look for structural changes in companies or industries where return on capital is improving and where the companies have the ability to reinvest in their businesses at returns in excess of their cost of capital. As a result of this approach, many third parties such as Morningstar who focus on earnings growth and book value will not categorize our Funds as "value." Improving returns on capital and high reinvestment rates will often skew their categorization metrics away from their definition of value.

Our calculations show that the average multiple of companies we own is roughly in line with that of the Russell Midcap Value(R) Index 4, however, the cash flow growth of our companies is significantly more than the average index company. We like growth too, especially when we do not have to pay for it. We feel that it is important to reinforce for our investors the definition of value ingrained in our philosophy and process. We use discounted cash flow models to arrive at warranted value, and we look to buy businesses at significant discounts to what we think they are worth. In essence, we are looking to buy the proverbial 50-cent dollar.

PERFORMANCE For the 12 months ended December 31, 2004, the RS Value Fund (formerly the RS Contrarian Value Fund) was up 29.31%. The Russell Midcap Value Index was up 23.71% for the year. For the quarter ended December 31, 2004, the RS Value Fund was up 17.39%, and the Russell Midcap Value Index was up 13.46%.

After the terrific stock market performance of 2003, where almost every sector of the market appreciated, it is possible to lose perspective. We


64 | CALL 1-800-766-FUND
committed to you at the end of 2003 that we would not "take the bait" and enter 2004 with inflated expectations. We stayed true to our philosophy of building shareholder value by striving to OPTIMIZE returns rather than the riskier proposition of trying to MAXIMIZE returns. Protection of the downside is at the core of our investment philosophy. We believe that you build wealth by losing less rather than by making more. If we manage to lose less when the market declines, we believe that the law of compounding will take care of long-term capital appreciation.

PORTFOLIO REVIEW We remain disciplined on valuation and continue to look for companies with strong balance sheets and visible near-term cash flows (what we describe as short-duration stocks). In the health care space, one of our largest winners was a sum-of-the-parts situation, Elan (0.00% of assets as of 12/31/04). At the time of purchase, when we valued the existing marketed products plus the value of non-core and joint-venture assets, we calculated that we were essentially getting Elan's pipeline for free. In that pipeline was Antegren, now considered one of the biggest breakthrough drugs in the past five years. We pay particular attention to new management, and in this case we were impressed with the initiatives of new CEO Kelly Martin. Elan tripled during 2004, and we exited the position.

Other strong performers in 2004 resulted from contrarian stances we took in the for-profit post-secondary education area (ITT Educational Services [1.38%] and Career Education [1.50%]). We attempt to look beyond near-term market concerns and focus on the long-term quality of a business model. In the case of these companies, we took advantage of negative short-term market sentiment and bought these terrific businesses at good valuations.

The Fund was aided by a number of investments in the materials and processing sector where we believe there are structural supply/demand imbalances driven by improving global industrial production, low commodity inventories, and limited near-term capacity additions. Additionally, we continue to be impressed by the financial discipline that is emerging within the resource sector. Our position in U.S. Steel (1.85%) represents a good example of a materials company that employs return-on-capital analysis to guide its' investment framework. We have tracked U.S. Steel's progress for several years without taking a position in the business, until we spoke with John Surma, who was installed as president and CEO in 2003. As we mentioned in our previous letter, the meeting with U.S. Steel led us to believe that the company was more serious than ever about creating value for shareholders by prudently deploying capital. The combination of improving global supply/demand fundamentals and the company's vertical integration (U.S. Steel provides a significant amount of its own raw materials) gave us a reasonable degree of conviction in future cash flows, and we were able to establish a position in the stock at a valuation that provided us with our margin of safety using mid-cycle price assumptions. Several other materials and processing companies helped the RS Value Fund's performance, including Teck Cominco (1.53%) (coal) and Wheaton River Minerals (1.19%) (silver, gold, and copper).


                                                      WWW.RSINVESTMENTS.COM | 65

-----------------------------------------


In addition to the materials and processing sector, other commodity companies helped the Fund this year. Of note is Penn West Petroleum (0.00%), a Canadian oil and gas company that has compiled an enviable inventory of assets in the western Canadian Sedimentary Basin while maintaining a conservative balance sheet. The company reached a production trajectory where cash flow materially exceeds capital requirement even at midcycle commodity prices and announced in August that it was exploring the option of converting to a trust, which, given the tax advantages, receives higher valuations than traditional exploration and production companies. The significant appreciation of the stock on the heels of the announcement, and the fact that the company was seeking an advanced ruling from the Canadian Revenue Agency regarding specific tax consequences of its conversion to an income trust (for which it is still waiting), led us to sell our position as the risk/reward profile was no longer in our favor.

The St. Joe Company (3.02%), which performed well for the Fund this year, is another hard asset company with a solid management team and an enviable balance sheet. Through its association with the DuPont trust, St. Joe owns 850,000 acres of land in northwest Florida near Panama City. The area is likely to receive final approval for a national airport. Over the past several years, Peter Rummell, an executive whom St. Joe hired from Disney, where he was in charge of real estate development, has ably led the company's tax-efficient strategy of monetizing its land base. St. Joe currently has almost 30,000 approved building lots on which it will develop properties priced at $200,000 to $1 million-plus in the years to come. We believe that St. Joe will materially add to the number of approved building lots. We also believe that prices for its properties will appreciate as the region becomes more accessible.

There are a few important philosophical points to be made about our investment in St. Joe. Two key areas on which we spend a lot of time as we research companies are the durability and the riskiness of cash flows. We look for companies that have steady and sustainable cash flows. According to our discounted cash flow analysis, the less variable and more sustainable a company's cash flow, the lower the discount rate we can apply. And we believe that St. Joe will be able to generate significant cash flows from its asset base for many years to come. For us, St. Joe meets the criteria of a good business model.

The Fund had some disappointments during the year, including Seagate Technology (0.00%) and Sungard Data Systems (2.23%). In the case of Seagate, we miscalculated the company's competitive positioning and the structural dynamics of the disk-drive industry. At the time of our initial investment, we believed that Seagate, with the lowest-cost and highest market-share position in the industry, would be able to generate more- predictable and sustainable cash flows in a marketplace that was consolidating and enjoying relative price stability.
In fact, rapid product introductions by competitors in some of the more profitable segments of the industry and incremental capacity additions by revitalized Asian entities caused the industry to suffer greater-than-expected price deflation and margin compression.


66 | CALL 1-800-766-FUND

Sungard Data Systems has two business lines: investment portfolio software and availability services. Despite the fact that the investment portfolio software segment is experiencing decreasing margins due to fierce customer negotiation, we believe that the company has prudently decided to spin out its availability services business. Once both businesses are viewed as distinct entities and have rationalized their expense bases, we believe that the market will assign a higher value to Sungard.

We remain committed in our effort to control portfolio risk. We believe that the factors that created a strong backdrop for the equity markets in 2003 and 2004 have largely run their course. According to our discounted cash flow process, we believe that stock market performance will need to be driven more by the numerator (net cash receipts) rather than the denominator (discount rate). In our view meaningfully positive stock price performance will need to be driven by growing, visible cash flows. In effect we are in a stock picker's market.

RS VALUE GROUP UPDATE In 2004 we added two exceptional individuals to the RS Value Team. MacKenzie Davis joined us after eight years at Fidelity, most recently in the High Yield Research Group. He holds an A.B. from Brown University and is a Chartered Financial Analyst. MacKenzie focuses primarily on the natural resources and industrial sectors. He was promoted to co-portfolio manager of the RS Global Natural Resources Fund at the beginning of 2005. Additionally, we hired Byron Penstock as an analyst. Byron formerly worked at MFS Investment Management and as a corporate lawyer at Skadden, Arps, Slate, Meagher & Flom LLP in New York. Byron holds an M.B.A. from Harvard and a law degree from Osgoode Hall Law School at York University in Canada. We insist on hiring character over credentials. Fortunately, these individuals have both. We remain committed to hiring exceptional people in an effort to optimize returns for our shareholders.

We will continue to use these Annual Report letters as an opportunity to comment on the goals and the principles of the RS Value Group. Our long-term goal is to be considered one of the top value investment teams. For us, being among the best involves not only achieving our investment goals but also staying true to our principles:

o Alignment with shareholders
o Uncompromising  integrity
o Respect for others
o Continuous learning
o A disciplined process

We appreciate your support and trust, and we remain committed to working hard to optimize returns for you, our partners.


/s/ ANDREW PILARA          /s/ DAVID KELLEY

Andrew Pilara              David Kelley
Portfolio Manager          Co-Portfolio Manager


/s/ JOE WOLF

Joe Wolf
Co-Portfolio Manager


                                                      WWW.RSINVESTMENTS.COM | 67

-----------------------------------------


-----------------------------------------------------
GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
-----------------------------------------------------
  Elan Corp. PLC                              2.40%
  Peabody Energy Corp.                        1.69%
  Pacificare Health Systems, Inc.             1.60%
  The St. Joe Co.                             1.54%
  Teck Cominco Ltd.                           1.36%
  United States Steel Corp.                   1.19%
  Brascan Corp.                               1.10%
  Bunge Ltd.                                  0.91%
  Assurant, Inc.                              0.87%
  Yum! Brands, Inc.                           0.87%
-----------------------------------------------------


-----------------------------------------------------
GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the year ended 12/31/04)
-----------------------------------------------------
  MCI, Inc.                                  -1.16%
  First Health Group Corp.                   -1.08%
  Seagate Technology                         -0.74%
  3Com Corp.                                 -0.36%
  Placer Dome, Inc.                          -0.35%
  Inco Ltd.                                  -0.35%
  Assured Guaranty Ltd.                      -0.30%
  Barrick Gold Corp.                         -0.24%
  Darden Restaurants, Inc.                   -0.20%
  Potash Corp. of Saskatchewan, Inc.         -0.17%
-----------------------------------------------------

  Any   discussions   of  specific   securities   should  not  be  considered  a
  recommendation to buy or sell those securities. Fund holdings will vary.

  Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2004.

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

  Investing in small- and mid-size companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.


68 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $628.6 million





-------------------
SECTOR ALLOCATION 1
-------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

    0.0%..................................AUTOS AND TRANSPORTATION
   26.9%....................................CONSUMER DISCRETIONARY
    2.1%..........................................CONSUMER STAPLES
   12.2%........................................FINANCIAL SERVICES
    8.7%...............................................HEALTH CARE
    0.0%...........................................INTEGRATED OILS
   17.3%..................................MATERIALS AND PROCESSING
    9.3%..............................................OTHER ENERGY
    2.0%.........................................PRODUCER DURABLES
    2.5%................................................TECHNOLOGY
    5.3%.................................................UTILITIES
    0.0%.....................................................OTHER
   13.7%......................................................CASH


DATA AS OF DECEMBER 31, 2004

-------------------
TOP TEN HOLDINGS  2
-------------------
  Alcan, Inc.                              3.94%
--------------------------------------------------
  The St. Joe Co.                          3.02%
--------------------------------------------------
  Peabody Energy Corp.                     2.87%
--------------------------------------------------
  UnitedGlobalCom, Inc.                    2.86%
--------------------------------------------------
  Dollar Tree Stores, Inc.                 2.70%
--------------------------------------------------
  Yum! Brands, Inc.                        2.48%
--------------------------------------------------
  Western Oil Sands, Inc.                  2.43%
--------------------------------------------------
  Kindred Healthcare, Inc.                 2.42%
--------------------------------------------------
  Cablevision Systems New York Group       2.42%
--------------------------------------------------
  Pacificare Health Systems, Inc           2.32%
--------------------------------------------------


---------------------------------
PERFORMANCE UPDATE
----------------------------------------------------------------------------------------------------------------------------
                                                     3-Year         5-Year         10-Year       Annualized            Total
                                     1-Year      Annualized     Annualized      Annualized     Return Since     Return Since
                               Total Return          Return         Return          Return      Inception 3      Inception 3
----------------------------------------------------------------------------------------------------------------------------
  RS Value Fund*                     29.31%          29.59%         17.10%           8.69%            8.02%          143.17%
----------------------------------------------------------------------------------------------------------------------------
  Russell Midcap(R) Value Index 4    23.71%          15.56%         13.48%          15.72%           13.70%          338.56%
----------------------------------------------------------------------------------------------------------------------------
  MSCI AC World Free Index 5         15.75%           8.08%         -1.79%           8.19%            8.27%          149.67%
----------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 6                 10.92%           3.56%         -2.33%          12.05%           10.98%          231.94%
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 6/30/93
------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

      RS Value Fund  Russell Midcap(R) Value Index 4  MSCI AC World Free Index 5
 6/93    $10,000                 $10,000                       $10,000
 9/93     $9,559                 $10,512                       $10,427
12/93    $11,186                 $10,816                       $10,403
 3/94    $12,098                 $10,856                       $10,109
 6/94    $11,618                 $11,162                       $10,082
 9/94    $11,078                 $11,538                       $10,534
12/94    $10,568                 $11,359                       $10,182
 3/95    $10,739                 $11,762                       $11,204
 6/95    $12,626                 $12,327                       $12,176
 9/95    $13,308                 $12,989                       $13,142
12/95    $13,830                 $13,570                       $13,739
 3/96    $16,731                 $14,144                       $14,506
 6/96    $16,038                 $14,584                       $14,785
 9/96    $16,440                 $14,737                       $15,211
12/96    $16,828                 $15,361                       $16,522
 3/97    $17,062                 $15,515                       $16,803
 6/97    $16,036                 $17,837                       $18,920
 9/97    $15,244                 $18,260                       $21,333
12/97    $11,862                 $17,665                       $22,200
 3/98    $12,127                 $20,111                       $24,419
 6/98    $10,769                 $20,274                       $23,791
 9/98     $7,520                 $17,786                       $20,542
12/98     $7,984                 $21,545                       $23,329
 3/99     $8,392                 $22,396                       $22,602
 6/99    $10,214                 $23,661                       $25,130
 9/99    $10,623                 $23,282                       $22,457
12/99    $11,042                 $27,322                       $23,303
 3/00    $10,700                 $27,641                       $23,538
 6/00    $11,793                 $26,588                       $23,143
 9/00    $12,533                 $25,148                       $25,376
12/00    $12,180                 $23,515                       $27,773
 3/00    $12,080                 $27,641                       $26,792
 6/00    $12,577                 $26,588                       $28,680
 9/01    $10,192                 $18,070                       $25,367
12/01    $11,175                 $19,773                       $28,418
 3/02    $11,429                 $19,952                       $30,663
 6/02    $12,058                 $18,167                       $29,231
 9/02    $11,009                 $14,856                       $23,983
12/02    $11,330                 $16,020                       $25,678
 3/03    $12,102                 $15,222                       $24,636
 6/03    $14,156                 $17,884                       $29,044
 9/03    $16,056                 $18,834                       $30,770
12/03    $18,805                 $21,569                       $35,452
 3/04    $19,987                 $22,224                       $37,348
 6/04    $19,766                 $22,340                       $37,994
 9/04    $20,716                 $22,230                       $38,653
12/04    $24,317                 $24,967                       $43,856

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3  Inception date: June 30, 1993.

4 The Russell Midcap(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of thosE companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

5 The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 49 developed and emerging market countries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

6 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broaD domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

*  Formerly called RS Contrarian Value Fund.

                                                      WWW.RSINVESTMENTS.COM | 69

UNDERSTANDING YOUR FUND'S EXPENSES
-----------------------------------------


As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds' expenses in two ways:

EXPENSES BASED ON ACTUAL RETURN This section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

EXPENSES BASED ON HYPOTHETICAL 5% RETURN FOR COMPARISON PURPOSES This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. This section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as bank wire redemption fees. If these transactional costs were included, your costs would have been higher. The Funds do not charge transaction fees, such as sales charges (loads), or exchange fees.

                                                   Beginning          Ending           Expenses Paid          Expense Ratio
                                                 Account Value     Account Value      During Period*         During Period*
                                                   07/01/04          12/31/04        07/01/04-12/31/04      07/01/04-12/31/04
===============================================================================================================================
BASED ON ACTUAL RETURN
RS Diversified Growth Fund                        $1,000.00         $1,022.50             $ 8.34                    1.64%
-------------------------------------------------------------------------------------------------------------------------------
RS Emerging Growth Fund                            1,000.00          1,102.90               8.51                    1.61%
-------------------------------------------------------------------------------------------------------------------------------
RS Growth Fund                                     1,000.00          1,075.50               7.75                    1.49%
-------------------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R)                        1,000.00          1,032.90               8.48                    1.66%
-------------------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)                            1,000.00          1,052.70               8.82                    1.71%
-------------------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund                       1,000.00          1,072.20               7.76                    1.49%
-------------------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth Fund                     1,000.00          1,104.40               8.57                    1.62%
-------------------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund                   1,000.00          1,257.90               8.46                    1.49%
-------------------------------------------------------------------------------------------------------------------------------
RS Partners Fund                                   1,000.00          1,213.10               8.29                    1.49%
-------------------------------------------------------------------------------------------------------------------------------
RS Value Fund                                      1,000.00          1,230.30               8.35                    1.49%


BASED ON HYPOTHETICAL RETURN (5% RETURN BEFORE EXPENSES)
RS Diversified Growth Fund                         1,000.00          1,016.89               8.31                    1.64%
-------------------------------------------------------------------------------------------------------------------------------
RS Emerging Growth Fund                            1,000.00          1,017.04               8.16                    1.61%
-------------------------------------------------------------------------------------------------------------------------------
RS Growth Fund                                     1,000.00          1,017.65               7.56                    1.49%
-------------------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R)                        1,000.00          1,016.79               8.42                    1.66%
-------------------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)                            1,000.00          1,016.54               8.67                    1.71%
-------------------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund                       1,000.00          1,017.65               7.56                    1.49%
-------------------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth Fund                     1,000.00          1,016.99               8.21                    1.62%
-------------------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund                   1,000.00          1,017.65               7.56                    1.49%
-------------------------------------------------------------------------------------------------------------------------------
RS Partners Fund                                   1,000.00          1,017.65               7.56                    1.49%
-------------------------------------------------------------------------------------------------------------------------------
RS Value Fund                                      1,000.00          1,017.65               7.56                    1.49%

* Expenses are equal to the Fund's  annualized  expense  ratio as indicated,  multiplied by the average  account value over the period, multiplied by 184/366 (to reflect the one-half year period).

70 | CALL 1-800-766-FUND

                                                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31, 2004

SCHEDULE OF INVESTMENTS -- RS DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.0%
ADVERTISING AGENCIES -- 2.6%
24/7 Real Media, Inc.                                   1,751,430   $  7,583,692
Greenfield Online, Inc.                                   303,850      6,681,662
ValueClick, Inc.                                          766,740     10,220,644
--------------------------------------------------------------------------------
                                                                      24,485,998
BANKS -- OUTSIDE NEW YORK CITY -- 3.1%
Cathay General Bancorp 1                                  164,430      6,166,125
Franklin Bank Corp.                                       354,410      6,467,982
Placer Sierra Bancshares 1                                123,931      3,524,598
PrivateBancorp, Inc. 1                                    198,500      6,397,655
Southwest Bancorporation of Texas, Inc. 1                 294,820      6,866,358
--------------------------------------------------------------------------------
                                                                      29,422,718
BIOTECHNOLOGY RESEARCH & PRODUCTION-- 4.5%
Alexion Pharmaceuticals, Inc.                             274,250      6,911,100
Angiotech Pharmaceuticals, Inc.                           472,780      8,722,791
Nabi Biopharmaceuticals                                   474,450      6,950,693
Rigel Pharmaceuticals, Inc.                               222,020      5,421,728
VaxGen, Inc.                                              891,850     15,161,450
--------------------------------------------------------------------------------
                                                                      43,167,762
BUILDING MATERIALS -- 3.3%
Florida Rock Industries, Inc. 1                           115,000      6,845,950
NCI Building Systems, Inc.                                 79,900      2,996,250
Simpson Manufacturing Co., Inc. 1                         357,500     12,476,750
Texas Industries, Inc. 1                                  151,000      9,419,380
--------------------------------------------------------------------------------
                                                                      31,738,330
CASINOS & GAMBLING -- 3.3%
Boyd Gaming Corp. 1                                       126,000      5,247,900
Multimedia Games, Inc.                                    588,660      9,277,282
Scientific Games Corp., Class A                           731,430     17,437,291
--------------------------------------------------------------------------------
                                                                      31,962,473
COAL -- 1.0%
Massey Energy Co. 1                                       275,430      9,626,278
--------------------------------------------------------------------------------
                                                                       9,626,278
COMMERCIAL INFORMATION SERVICES -- 1.2%
Ask Jeeves, Inc.                                          423,010     11,315,517
--------------------------------------------------------------------------------
                                                                      11,315,517
COMMUNICATIONS TECHNOLOGY -- 9.3%
AudioCodes Ltd.                                           428,430      7,116,222
Extreme Networks, Inc.                                  1,219,420      7,987,201
Harmonic, Inc.                                            561,250      4,680,825
j2 Global Communications, Inc.                            381,950     13,177,275
NICE Systems Ltd., ADR 3                                  267,600      8,373,204
NMS Communications Corp.                                1,225,210      7,731,075
Novatel Wireless, Inc.                                    289,850      5,617,293
SeaChange International, Inc.                             456,450      7,960,488
Tekelec                                                   421,950      8,624,658
UTStarcom, Inc.                                           364,210      8,067,252
WebEx Communications, Inc.                                396,150      9,420,447
--------------------------------------------------------------------------------
                                                                      88,755,940


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 6.7%
Computer Associates International, Inc.                        66   $      2,050
Dendrite International, Inc.                              388,140      7,529,916
Digitas, Inc.                                           1,068,900     10,207,995
Equinix, Inc.                                              24,600      1,051,404
Hyperion Solutions Corp.                                  120,000      5,594,400
Openwave Systems, Inc.                                    524,520      8,109,079
SafeNet, Inc.                                              92,350      3,392,939
Shanda Interactive Entertainment Ltd.,
  ADR 3                                                   147,800      6,281,500
Tom Online, Inc., ADR 3                                   403,640      6,159,547
Viewpoint Corp. 8                                       2,922,470      9,059,657
Wind River Systems, Inc.                                  470,600      6,376,630
--------------------------------------------------------------------------------
                                                                      63,765,117
COMPUTER TECHNOLOGY -- 3.2%
M-Systems Flash Disk Pioneers Ltd.                        572,550     11,290,686
palmOne, Inc.                                             388,070     12,243,608
Radisys Corp.                                             337,100      6,590,305
--------------------------------------------------------------------------------
                                                                      30,124,599
CONSTRUCTION -- 0.8%
Washington Group International, Inc.                      174,590      7,201,837
--------------------------------------------------------------------------------
                                                                       7,201,837
CONSUMER ELECTRONICS -- 4.4%
CNET Networks, Inc.                                       540,300      6,067,569
InfoSpace, Inc.                                           266,285     12,661,852
JAMDAT Mobile, Inc.                                       356,000      7,351,400
Netease.com, Inc., ADR 3                                  162,270      8,572,724
THQ, Inc.                                                 301,900      6,925,586
--------------------------------------------------------------------------------
                                                                      41,579,131
COSMETICS -- 1.0%
Inter Parfums, Inc. 1                                     600,000      9,540,000
--------------------------------------------------------------------------------
                                                                       9,540,000
DIVERSIFIED MATERIALS & PROCESSING-- 1.8%
Armor Holdings, Inc.                                      243,590     11,453,602
Olin Corp. 1                                              248,000      5,460,960
--------------------------------------------------------------------------------
                                                                      16,914,562
DRUGS & PHARMACEUTICALS -- 4.0%
Able Laboratories, Inc.                                   398,000      9,054,500
Access Pharmaceuticals, Inc.                              168,570        596,738
CV Therapeutics, Inc.                                     323,600      7,442,800
NitroMed, Inc.                                            306,990      8,181,284
Salix Pharmaceuticals Ltd.                                454,260      7,990,433
Valeant Pharmaceuticals International 1                   197,400      5,201,490
--------------------------------------------------------------------------------
                                                                      38,467,245
ELECTRICAL EQUIPMENT & COMPONENTS -- 1.5%
Sonic Solutions                                           660,000     14,810,400
--------------------------------------------------------------------------------
                                                                      14,810,400
ELECTRONICS -- 1.4%
Avid Technology, Inc.                                     166,250     10,265,937
California Micro Devices Corp.                            424,952      3,012,910
--------------------------------------------------------------------------------
                                                                      13,278,847

See notes to Schedule of Investments on page 94.
The accompanying notes are an integral part of these financial statements.


72 | CALL 1-800-766-FUND

December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 1.6%
PLX Technology, Inc.                                      132,413   $  1,377,095
Sigmatel, Inc.                                            199,250      7,079,353
Skyworks Solutions, Inc.                                  675,580      6,370,719
--------------------------------------------------------------------------------
                                                                      14,827,167
ELECTRONICS -- TECHNOLOGY -- 1.7%
Innovative Solutions and Support, Inc.                    212,090      7,075,323
Trimble Navigation Ltd.                                   268,580      8,873,883
--------------------------------------------------------------------------------
                                                                      15,949,206
FINANCE COMPANIES -- 1.0%
Accredited Home Lenders Holding Co.                       183,850      9,133,668
--------------------------------------------------------------------------------
                                                                       9,133,668
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 0.4%
Corillian Corp.                                           860,678      4,234,536
--------------------------------------------------------------------------------
                                                                       4,234,536
FOODS -- 0.6%
Provide Commerce, Inc.                                    160,000      5,944,000
--------------------------------------------------------------------------------
                                                                       5,944,000
HEALTH CARE FACILITIES -- 0.8%
Psychiatric Solutions, Inc.                               208,940      7,638,846
--------------------------------------------------------------------------------
                                                                       7,638,846
HEALTH CARE MANAGEMENT SERVICES -- 1.5%
AMERIGROUP Corp.                                           95,000      7,187,700
Centene Corp.                                             251,520      7,130,592
--------------------------------------------------------------------------------
                                                                      14,318,292
HEALTH CARE SERVICES -- 0.9%
Matria Healthcare, Inc.                                   213,590      8,344,961
--------------------------------------------------------------------------------
                                                                       8,344,961
HOUSEHOLD FURNISHINGS -- 0.8%
Tempur-Pedic International, Inc.                          372,830      7,903,996
--------------------------------------------------------------------------------
                                                                       7,903,996
IDENTIFICATION CONTROL & FILTER DEVICES -- 0.7%
Mine Safety Appliances Co. 1                              141,870      7,192,809
--------------------------------------------------------------------------------
                                                                       7,192,809
INSURANCE -- LIFE -- 0.8%
KMG America Corp.                                         671,170      7,382,870
--------------------------------------------------------------------------------
                                                                       7,382,870
INVESTMENT MANAGEMENT COMPANIES -- 0.8%
Affiliated Managers Group, Inc.                           113,960      7,719,650
--------------------------------------------------------------------------------
                                                                       7,719,650
MACHINERY -- INDUSTRIAL/SPECIALTY -- 0.7%
Joy Global, Inc. 1                                        144,700      6,284,321
--------------------------------------------------------------------------------
                                                                       6,284,321
MACHINERY-- OIL/WELL EQUIPMENT & SERVICES-- 3.4%
Hydril                                                    144,520      6,577,105
National-Oilwell, Inc.                                    258,660      9,128,112
Patterson-UTI Energy, Inc. 1                              271,230      5,275,424
Superior Energy Services, Inc.                            289,640      4,463,352
Willbros Group, Inc.                                      320,400      7,385,220
--------------------------------------------------------------------------------
                                                                      32,829,213


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
MACHINERY -- SPECIALTY -- 1.0%
Engineered Support Systems, Inc. 1                        166,560   $  9,863,683
--------------------------------------------------------------------------------
                                                                       9,863,683
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES-- 2.9%
Advanced Medical Optics, Inc.                             183,930      7,566,880
American Medical Systems Holdings, Inc.                   176,250      7,369,012
Cytyc Corp.                                               291,410      8,034,174
Laserscope                                                137,250      4,928,648
Molecular Diagnostics, Inc. 4                           3,926,320        157,053
--------------------------------------------------------------------------------
                                                                      28,055,767
MEDICAL SERVICES -- 0.7%
Magellan Health Services, Inc.                            185,497      6,336,578
--------------------------------------------------------------------------------
                                                                       6,336,578
METAL FABRICATING -- 2.5%
Commercial Metals Co. 1                                   305,000     15,420,800
Quanex Corp. 1                                            127,990      8,776,274
--------------------------------------------------------------------------------
                                                                      24,197,074
OFFICE FURNITURE & BUSINESS EQUIPMENT-- 0.5%
Presstek, Inc.                                            459,840      4,451,251
--------------------------------------------------------------------------------
                                                                       4,451,251
OFFSHORE DRILLING -- 0.8%
ENSCO International, Inc. 1                               236,130      7,494,766
--------------------------------------------------------------------------------
                                                                       7,494,766
OIL -- CRUDE PRODUCERS -- 2.2%
Brigham Exploration Co.                                   518,030      4,662,270
Denbury Resources, Inc.                                   239,240      6,567,138
Precision Drilling Corp.                                   86,610      5,439,108
Quicksilver Resources, Inc.                               128,300      4,718,874
--------------------------------------------------------------------------------
                                                                      21,387,390
OIL -- INTEGRATED DOMESTIC -- 0.8%
KCS Energy, Inc.                                          531,226      7,851,520
--------------------------------------------------------------------------------
                                                                       7,851,520
REAL ESTATE -- 0.5%
Thomas Properties Group, Inc.                             399,800      5,093,452
--------------------------------------------------------------------------------
                                                                       5,093,452
REAL ESTATE INVESTMENT TRUSTS -- 1.5%
New Century Financial Corp. 1                              79,500      5,080,845
Saxon Capital, Inc. 1                                     392,850      9,424,472
--------------------------------------------------------------------------------
                                                                      14,505,317
RESTAURANTS -- 1.1%
P.F. Chang's China Bistro, Inc.                           129,790      7,313,667
Sonic Corp.                                               100,000      3,050,000
--------------------------------------------------------------------------------
                                                                      10,363,667
RETAIL -- 2.3%
Jos. A. Bank Clothiers, Inc.                              320,830      9,079,489
PC Mall, Inc.                                             555,410     12,430,076
--------------------------------------------------------------------------------
                                                                      21,509,565
SERVICES -- COMMERCIAL -- 5.1%
Chemed Corp. 1                                            145,000      9,730,950
Coinstar, Inc.                                            130,400      3,498,632
Labor Ready, Inc.                                         421,200      7,126,704


                                See notes to Schedule of Investments on page 94.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 73

SCHEDULE OF INVESTMENTS -- RS DIVERSIFIED GROWTH FUND
                                          (Continued)
--------------------------------------------------------------------------------


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
SERVICES -- COMMERCIAL (Continued)
Navigant Consulting, Inc.                                 287,400   $  7,644,840
Resources Connection, Inc.                                137,610      7,473,599
Source Inerlink Companies, Inc.                           475,980      6,321,014
Waste Connections, Inc.                                   187,995      6,438,829
--------------------------------------------------------------------------------
                                                                      48,234,568
SHOES -- 0.8%
Deckers Outdoor Corp.                                     161,700      7,598,283
--------------------------------------------------------------------------------
                                                                       7,598,283
TELECOMMUNICATIONS EQUIPMENT -- 1.4%
Leap Wireless International, Inc.                         270,790      7,311,330
SymmetriCom, Inc.                                         655,540      6,365,293
--------------------------------------------------------------------------------
                                                                      13,676,623
TEXTILES -- APPAREL MANUFACTURERS -- 0.3%
Quiksilver, Inc.                                          100,000      2,979,000
--------------------------------------------------------------------------------
                                                                       2,979,000
TRUCKERS -- 1.5%
Landstar System, Inc.                                     117,080      8,621,771
Old Dominion Freight Line, Inc.                           162,510      5,655,348
--------------------------------------------------------------------------------
                                                                      14,277,119
UNCLASSIFIED -- 0.4%
Xenogen Corp.                                             535,500      3,748,500
--------------------------------------------------------------------------------
                                                                       3,748,500
UTILITIES -- GAS DISTRIBUTORS -- 1.1%
Southern Union Co.                                        428,724     10,280,802
--------------------------------------------------------------------------------
                                                                      10,280,802
UTILITIES -- TELECOMMUNICATIONS -- 1.8%
Alamosa Holdings, Inc.                                    706,930      8,815,417
Nextel Partners, Inc., Class A                            442,300      8,642,542
--------------------------------------------------------------------------------
                                                                      17,457,959

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $769,670,606)                              935,223,173
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
BlackRock Liquidity Funds TempCash
  Portfolio 7                                                         14,023,512
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $14,023,512)                       14,023,512
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.5% (Cost $783,694,118)                       949,246,685
--------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.5%                                              4,564,174
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $953,810,859
--------------------------------------------------------------------------------


See notes to Schedule of Investments on page 94.
The accompanying notes are an integral part of these financial statements.

74 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS -- RS EMERGING GROWTH FUND
--------------------------------------------------------------------------------


December 31, 2004                                        Shares            Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.8%
ADVERTISING AGENCIES -- 1.8%
Greenfield Online, Inc.                                 225,630   $    4,961,604
ValueClick, Inc.                                      1,544,010       20,581,653
--------------------------------------------------------------------------------
                                                                      25,543,257
BANKS -- NEW YORK CITY -- 0.4%
Signature Bank                                          165,800        5,365,288
--------------------------------------------------------------------------------
                                                                       5,365,288
BANKS -- OUTSIDE NEW YORK CITY -- 3.2%
Boston Private Financial Holdings, Inc. 1               519,325       14,629,385
Community Bancorp                                         6,300          192,780
Nara Bancorp, Inc. 1                                    422,000        8,975,940
PrivateBancorp, Inc. 1                                  221,004        7,122,959
Silicon Valley Bancshares                               297,800       13,347,396
--------------------------------------------------------------------------------
                                                                      44,268,460
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 7.0%
Alexion Pharmaceuticals, Inc.                           719,610       18,134,172
Angiotech Pharmaceuticals, Inc.                         839,520       15,489,144
Cypress Bioscience, Inc.                                582,100        8,184,326
Discovery Laboratories, Inc.                          1,338,300       10,612,719
Nabi Biopharmaceuticals                                 954,650       13,985,623
Nuvelo, Inc.                                            726,733        7,158,320
Orchid Biosciences, Inc.                                143,430        1,649,445
Rigel Pharmaceuticals, Inc.                             531,920       12,989,486
Theravance, Inc.                                        298,450        5,342,255
VaxGen, Inc.                                            215,100        3,656,700
--------------------------------------------------------------------------------
                                                                      97,202,190
CASINOS & GAMBLING -- 1.8%
Las Vegas Sands Corp.                                     4,850          232,800
Scientific Games Corp., Class A                         584,700       13,939,248
Station Casinos, Inc. 1                                 211,560       11,568,101
--------------------------------------------------------------------------------
                                                                      25,740,149
COMMERCIAL INFORMATION SERVICES -- 0.9%
Ask Jeeves, Inc.                                        432,400       11,566,700
HouseValues, Inc.                                        29,800          447,596
--------------------------------------------------------------------------------
                                                                      12,014,296
COMMUNICATIONS TECHNOLOGY -- 4.8%
Alvarion Ltd.                                           376,790        5,003,771
AudioCodes Ltd.                                         620,020       10,298,532
InPhonic, Inc.                                          135,510        3,723,815
Ixia                                                    460,677        7,743,981
j2 Global Communications, Inc.                          383,800       13,241,100
Novatel Wireless, Inc.                                  566,300       10,974,894
WebEx Communications, Inc.                              697,600       16,588,928
--------------------------------------------------------------------------------
                                                                      67,575,021
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 11.2%
Altiris, Inc.                                           445,245       15,775,030
CACI International, Inc., Class A                       151,900       10,348,947
Cognizant Technology Solutions Corp.                    281,900       11,932,827
Dendrite International, Inc.                            583,850       11,326,690
Digital River, Inc.                                     207,985        8,654,256


December 31, 2004                                        Shares            Value
--------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (Continued)
Epicor Software Corp.                                   503,400   $    7,092,906
F5 Networks, Inc.                                        25,000        1,218,000
Jupitermedia Corp.                                      279,870        6,655,309
Macromedia, Inc.                                        446,700       13,901,304
Mercury Computer Systems, Inc.                          206,081        6,116,484
Merge Technologies, Inc.                                339,210        7,547,422
MicroStrategy, Inc., Class A                            135,250        8,148,812
Open Solutions, Inc.                                    295,600        7,673,776
Openwave Systems, Inc.                                  790,400       12,219,584
Quest Software, Inc.                                    343,670        5,481,537
Sapient Corp.                                           290,100        2,294,691
Shanda Interactive Entertainment Ltd.,
  ADR 3                                                 224,500        9,541,250
Wind River Systems, Inc.                                756,400       10,249,220
--------------------------------------------------------------------------------
                                                                     156,178,045
COMPUTER TECHNOLOGY -- 2.4%
Emulex Corp.                                            153,100        2,578,204
FalconStor Software, Inc.                                90,600          867,042
M-Systems Flash Disk Pioneers Ltd.                      854,500       16,850,740
palmOne, Inc.                                           263,409        8,310,554
Synaptics, Inc.                                         140,300        4,290,374
--------------------------------------------------------------------------------
                                                                      32,896,914
CONSUMER ELECTRONICS -- 4.5%
CNET Networks, Inc.                                   1,012,510       11,370,487
Google, Inc., Class A                                    23,410        4,520,471
InfoSpace, Inc.                                         325,181       15,462,357
JAMDAT Mobile, Inc.                                     378,450        7,814,993
Lifeline Systems, Inc.                                  310,461        7,997,475
Netease.com, Inc., ADR 3                                 20,900        1,104,147
THQ, Inc.                                               247,500        5,677,650
VeriSign, Inc.                                          279,700        9,375,544
--------------------------------------------------------------------------------
                                                                      63,323,124
DIVERSIFIED FINANCIAL SERVICES -- 0.2%
Huron Consulting Group, Inc.                             99,764        2,214,761
--------------------------------------------------------------------------------
                                                                       2,214,761
DIVERSIFIED MATERIALS & PROCESSING -- 0.7%
Armor Holdings, Inc.                                    215,310       10,123,876
--------------------------------------------------------------------------------
                                                                      10,123,876
DRUGS & PHARMACEUTICALS -- 5.1%
Able Laboratories, Inc.                                 598,525       13,616,444
AtheroGenics, Inc.                                      266,530        6,279,447
Bone Care International, Inc.                           158,940        4,426,479
CV Therapeutics, Inc.                                   282,210        6,490,830
First Horizon Pharmaceutical Corp.                      215,260        4,927,301
Inspire Pharmaceuticals, Inc.                           569,100        9,543,807
NitroMed, Inc.                                          290,200        7,733,830
QLT, Inc.                                               383,300        6,163,464
Salix Pharmaceuticals Ltd.                              467,700        8,226,843
The Medicines Co.                                       149,900        4,317,120
--------------------------------------------------------------------------------
                                                                      71,725,565


                                See notes to Schedule of Investments on page 94.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 75

SCHEDULE OF INVESTMENTS -- RS EMERGING GROWTH FUND
                                       (Continued)
--------------------------------------------------------------------------------


December 31, 2004                                        Shares            Value
--------------------------------------------------------------------------------
EDUCATION SERVICES -- 1.6%
Bright Horizons Family Solutions, Inc.                  173,500   $   11,235,860
Universal Technical Institute, Inc.                     296,500       11,302,580
--------------------------------------------------------------------------------
                                                                      22,538,440
ELECTRICAL & ELECTRONICS -- 0.4%
Power Integrations, Inc.                                262,300        5,188,294
--------------------------------------------------------------------------------
                                                                       5,188,294
ELECTRICAL EQUIPMENT & COMPONENTS -- 0.8%
Sonic Solutions                                         496,300       11,136,972
--------------------------------------------------------------------------------
                                                                      11,136,972
ELECTRONICS -- 0.7%
BEI Technologies, Inc. 1                                275,000        8,492,000
California Micro Devices Corp.                          189,430        1,343,059
--------------------------------------------------------------------------------
                                                                       9,835,059
ELECTRONICS -- MEDICAL SYSTEMS -- 1.4%
EPIX Pharmaceuticals, Inc.                              480,600        8,607,546
eResearch Technology, Inc.                               19,940          316,049
Intuitive Surgical, Inc.                                268,960       10,763,779
--------------------------------------------------------------------------------
                                                                      19,687,374
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 4.2%
Cree, Inc.                                              113,100        4,533,048
FormFactor, Inc.                                        262,377        7,120,912
O2Micro International Ltd.                              706,733        8,085,026
Sigmatel, Inc.                                          311,650       11,072,924
Skyworks Solutions, Inc.                                141,960        1,338,683
Tessera Technologies, Inc.                              379,100       14,106,311
Virage Logic Corp.                                      667,500       12,395,475
--------------------------------------------------------------------------------
                                                                      58,652,379
ELECTRONICS -- TECHNOLOGY -- 1.2%
DRS Technologies, Inc.                                  314,400       13,428,024
Innovative Solutions and Support, Inc.                  107,731        3,593,906
--------------------------------------------------------------------------------
                                                                      17,021,930
FINANCE COMPANIES -- 0.5%
Accredited Home Lenders Holding Co.                     126,580        6,288,494
Advance America Cash Advance
  Centers, Inc.                                          41,050          940,045
--------------------------------------------------------------------------------
                                                                       7,228,539
FINANCIAL -- MISCELLANEOUS -- 0.6%
First Cash Financial Services, Inc.                     325,257        8,687,614
--------------------------------------------------------------------------------
                                                                       8,687,614
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 1.6%
CheckFree Corp.                                         215,800        8,217,664
Global Payments, Inc. 1                                 238,000       13,932,520
--------------------------------------------------------------------------------
                                                                      22,150,184
HEALTH CARE FACILITIES -- 2.2%
American Healthways, Inc.                               440,950       14,568,988
United Surgical Partners International,
  Inc.                                                  387,650       16,165,005
--------------------------------------------------------------------------------
                                                                      30,733,993


December 31, 2004                                        Shares            Value
--------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES -- 1.7%
AMERIGROUP Corp.                                        170,620   $   12,909,109
Centene Corp.                                           360,200       10,211,670
--------------------------------------------------------------------------------
                                                                      23,120,779
HEALTH CARE SERVICES -- 1.3%
Matria Healthcare, Inc.                                 400,000       15,628,000
VistaCare, Inc., Class A                                190,100        3,161,363
--------------------------------------------------------------------------------
                                                                      18,789,363
HOTEL/MOTEL -- 1.2%
Four Seasons Hotels, Inc. 1                             206,600       16,897,814
--------------------------------------------------------------------------------
                                                                      16,897,814
IDENTIFICATION CONTROL & FILTER DEVICES-- 0.3%
IDEX Corp. 1                                             98,200        3,977,100
--------------------------------------------------------------------------------
                                                                       3,977,100
INSURANCE -- MULTI-LINE -- 0.5%
HealthExtras, Inc.                                      425,977        6,943,425
--------------------------------------------------------------------------------
                                                                       6,943,425
INSURANCE -- PROPERTY & CASUALTY -- 0.6%
ProAssurance Corp.                                       57,375        2,243,936
Tower Group, Inc. 1                                     543,600        6,523,200
--------------------------------------------------------------------------------
                                                                       8,767,136
INVESTMENT MANAGEMENT COMPANIES -- 1.0%
Affiliated Managers Group, Inc.                         202,000       13,683,480
--------------------------------------------------------------------------------
                                                                      13,683,480
LEISURE TIME -- 0.6%
K2, Inc.                                                562,300        8,929,324
--------------------------------------------------------------------------------
                                                                       8,929,324
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 2.7%
Cal Dive International, Inc.                            193,200        7,872,900
Grant Prideco, Inc.                                     762,200       15,282,110
Patterson-UTI Energy, Inc. 1                            641,500       12,477,175
Superior Energy Services, Inc.                          167,950        2,588,110
--------------------------------------------------------------------------------
                                                                      38,220,295
MACHINERY -- SPECIALTY -- 0.5%
Engineered Support Systems, Inc. 1                      128,475        7,608,290
--------------------------------------------------------------------------------
                                                                       7,608,290
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.5%
Advanced Neuromodulation Systems,
  Inc.                                                  142,220        5,612,001
American Medical Systems Holdings,
  Inc.                                                  234,020        9,784,376
I-Flow Corp.                                            202,025        3,682,916
Laserscope                                              305,838       10,982,643
Ventana Medical Systems, Inc.                            79,250        5,071,207
--------------------------------------------------------------------------------
                                                                      35,133,143
MEDICAL SERVICES -- 0.4%
Magellan Health Services, Inc.                          181,800        6,210,288
--------------------------------------------------------------------------------
                                                                       6,210,288
METAL FABRICATING -- 0.7%
Maverick Tube Corp.                                     329,300        9,977,790
--------------------------------------------------------------------------------
                                                                       9,977,790

See notes to Schedule of Investments on page 94.
The accompanying notes are an integral part of these financial statements.


76 | CALL 1-800-766-FUND

December 31, 2004                                        Shares            Value
--------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES -- 0.7%
Ceradyne, Inc.                                          175,300   $   10,028,913
--------------------------------------------------------------------------------
                                                                      10,028,913
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 0.3%
Herman Miller, Inc. 1                                   160,540        4,435,720
--------------------------------------------------------------------------------
                                                                       4,435,720
OIL -- CRUDE PRODUCERS -- 1.7%
Denbury Resources, Inc.                                 409,150       11,231,167
Unit Corp.                                              322,150       12,309,352
--------------------------------------------------------------------------------
                                                                      23,540,519
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.4%
August Technology Corp.                                 857,250        9,026,842
Axcelis Technologies, Inc.                              418,000        3,398,340
Credence Systems Corp.                                  549,100        5,024,265
Photon Dynamics, Inc.                                   384,800        9,342,944
Ultratech, Inc.                                         339,150        6,392,978
--------------------------------------------------------------------------------
                                                                      33,185,369
RENTAL & LEASING SERVICES -- COMMERCIAL -- 0.5%
Marlin Business Services, Inc.                          373,150        7,089,850
--------------------------------------------------------------------------------
                                                                       7,089,850
RENTAL & LEASING SERVICES -- CONSUMER -- 0.6%
Aaron Rents, Inc. 1                                     321,700        8,042,500
--------------------------------------------------------------------------------
                                                                       8,042,500
RESTAURANTS -- 1.7%
P.F. Chang's China Bistro, Inc.                         168,260        9,481,451
RARE Hospitality International, Inc.                    442,320       14,092,315
--------------------------------------------------------------------------------
                                                                      23,573,766
RETAIL -- 4.3%
American Eagle Outfitters, Inc. 1                        97,900        4,611,090
Bebe Stores, Inc. 1                                     831,375       22,430,498
GSI Commerce, Inc.                                      260,100        4,624,578
Priceline.com, Inc.                                     598,800       14,125,692
Urban Outfitters, Inc.                                  314,300       13,954,920
--------------------------------------------------------------------------------
                                                                      59,746,778
SAVINGS & LOAN -- 0.7%
Commercial Capital Bancorp, Inc. 1                      436,860       10,126,415
--------------------------------------------------------------------------------
                                                                      10,126,415
SERVICES -- COMMERCIAL -- 5.6%
Arbinet Holdings, Inc.                                   30,650          761,652
Chemed Corp. 1                                          189,900       12,744,189
CoStar Group, Inc.                                       96,700        4,465,606
Heidrick & Struggles International, Inc.                346,200       11,864,274
MPS Group, Inc.                                       1,000,900       12,271,034
Navigant Consulting, Inc.                               879,800       23,402,680
Resources Connection, Inc.                              237,090       12,876,358
--------------------------------------------------------------------------------
                                                                      78,385,793
SHIPPING -- 0.6%
UTI Worldwide, Inc. 1                                   115,570        7,861,071
--------------------------------------------------------------------------------
                                                                       7,861,071


December 31, 2004                                        Shares            Value
--------------------------------------------------------------------------------
SHOES -- 2.1%
Deckers Outdoor Corp.                                   461,200   $   21,671,788
Kenneth Cole Productions, Inc., Class A 1               250,600        7,733,516
--------------------------------------------------------------------------------
                                                                      29,405,304
TEXTILE -- APPAREL MANUFACTURERS -- 0.5%
Oxford Industries, Inc. 1                               181,700        7,504,210
--------------------------------------------------------------------------------
                                                                       7,504,210
TRUCKERS -- 0.9%
Forward Air Corp.                                       129,620        5,794,014
Old Dominion Freight Line, Inc.                         201,050        6,996,540
--------------------------------------------------------------------------------
                                                                      12,790,554
UNCLASSIFIED -- 0.0%
Cascade Microtech, Inc.                                  25,100          336,842
--------------------------------------------------------------------------------
                                                                         336,842

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $988,290,412)                            1,341,343,555
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.1%
BlackRock Liquidity Funds TempCash
  Portfolio 7                                                         70,759,592
BlackRock Liquidity Funds TempFund
  Portfolio 7                                                            795,317
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $71,554,909)                       71,554,909
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.9% (Cost $1,059,845,321)                  1,412,898,464
--------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.9)%                                    (13,120,622)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $1,399,777,842
--------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 94.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 77

SCHEDULE OF INVESTMENTS -- RS GROWTH FUND
        (Formerly RS Value + Growth Fund)
--------------------------------------------------------------------------------



December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.2%
AEROSPACE -- 3.1%
Northrop Grumman Corp. 1                                   42,000   $  2,283,120
Rockwell Collins, Inc. 1                                   54,200      2,137,648
United Technologies Corp. 1                                21,750      2,247,862
--------------------------------------------------------------------------------
                                                                       6,668,630
AGRICULTURE -- FISHING & RANCHING -- 1.3%
Monsanto Co. 1                                             50,000      2,777,500
--------------------------------------------------------------------------------
                                                                       2,777,500
AIR TRANSPORT -- 1.2%
Expeditors International of Washington, Inc.              146,050      2,573,274
--------------------------------------------------------------------------------
                                                                       2,573,274
ALUMINUM -- 1.0%
Alcan, Inc. 1                                              45,000      2,206,800
--------------------------------------------------------------------------------
                                                                       2,206,800
BANKS -- NEW YORK CITY -- 1.1%
JPMorgan Chase & Co. 1                                     63,000      2,457,630
--------------------------------------------------------------------------------
                                                                       2,457,630
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 1.8%
Biogen Idec, Inc.                                          24,420      1,626,616
Genzyme Corp.                                              38,500      2,235,695
--------------------------------------------------------------------------------
                                                                       3,862,311
COMMUNICATIONS TECHNOLOGY -- 5.8%
Avaya, Inc.                                               142,340      2,448,248
Comverse Technology, Inc.                                 131,950      3,226,178
Juniper Networks, Inc.                                    107,480      2,922,381
Motorola, Inc. 1                                          145,000      2,494,000
Research In Motion Ltd.                                    19,250      1,586,585
--------------------------------------------------------------------------------
                                                                      12,677,392
COMPUTER SERVICES, SOFTWARE & SYSTEMS-- 5.4%
Adobe Systems, Inc. 1                                      44,780      2,809,497
Amdocs Ltd.                                               101,200      2,656,500
Computer Associates International, Inc.                     1,119         34,756
Microsoft Corp. 1                                         115,500      3,085,005
Symantec Corp.                                            127,520      3,284,915
--------------------------------------------------------------------------------
                                                                      11,870,673
COMPUTER TECHNOLOGY -- 2.5%
EMC Corp.                                                 132,500      1,970,275
SanDisk Corp.                                              95,000      2,372,150
Sun Microsystems, Inc.                                    222,000      1,194,360
--------------------------------------------------------------------------------
                                                                       5,536,785
CONSUMER ELECTRONICS -- 3.7%
Google, Inc., Class A                                      13,810      2,666,711
VeriSign, Inc.                                             79,100      2,651,432
Yahoo! Inc.                                                71,328      2,687,639
--------------------------------------------------------------------------------
                                                                       8,005,782
CONSUMER PRODUCTS -- 0.9%
The Gillette Co. 1                                         46,000      2,059,880
--------------------------------------------------------------------------------
                                                                       2,059,880
COPPER -- 0.9%
Freeport-McMoRan Copper & Gold, Inc.,
  Class B 1                                                54,100      2,068,243
--------------------------------------------------------------------------------
                                                                       2,068,243


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
American Express Co. 1                                     40,000   $  2,254,800
Sun Life Financial, Inc. 1                                 51,200      1,717,248
--------------------------------------------------------------------------------
                                                                       3,972,048
DIVERSIFIED MATERIALS & PROCESSING -- 0.7%
Ashland, Inc. 1                                            24,320      1,419,802
--------------------------------------------------------------------------------
                                                                       1,419,802
DIVERSIFIED PRODUCTION -- 1.3%
Danaher Corp. 1                                            49,500      2,841,795
--------------------------------------------------------------------------------
                                                                       2,841,795
DRUGS & PHARMACEUTICALS -- 4.6%
Abbott Laboratories 1                                      35,000      1,632,750
Gilead Sciences, Inc.                                      44,360      1,552,156
Johnson & Johnson 1                                        33,000      2,092,860
MedImmune, Inc.                                            65,000      1,762,150
Valeant Pharmaceuticals International 1                   115,000      3,030,250
--------------------------------------------------------------------------------
                                                                      10,070,166
ELECTRONICS -- 1.5%
Amphenol Corp., Class A                                    86,900      3,192,706
--------------------------------------------------------------------------------
                                                                       3,192,706
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 5.7%
Advanced Micro Devices, Inc.                              149,700      3,296,394
Altera Corp.                                              108,188      2,239,492
Linear Technology Corp. 1                                  51,450      1,994,202
Marvell Technology Group Ltd.                              82,550      2,928,048
Texas Instruments, Inc. 1                                  75,000      1,846,500
--------------------------------------------------------------------------------
                                                                      12,304,636
ELECTRONICS -- TECHNOLOGY -- 0.8%
Rockwell Automation, Inc. 1                                36,800      1,823,440
--------------------------------------------------------------------------------
                                                                       1,823,440
ENTERTAINMENT -- 0.9%
Pixar                                                      23,600      2,020,396
--------------------------------------------------------------------------------
                                                                       2,020,396
HOTEL/MOTEL -- 1.1%
Marriott International, Inc., Class A 1                    37,000      2,330,260
--------------------------------------------------------------------------------
                                                                       2,330,260
INSURANCE -- MULTI-LINE -- 3.9%
Assurant, Inc. 1                                          115,600      3,531,580
CIGNA Corp. 1                                              28,750      2,345,137
Genworth Financial, Inc., Class A 1                        95,000      2,565,000
--------------------------------------------------------------------------------
                                                                       8,441,717
MACHINERY -- INDUSTRIAL/SPECIALTY -- 0.8%
Illinois Tool Works, Inc. 1                                18,500      1,714,580
--------------------------------------------------------------------------------
                                                                       1,714,580
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 4.0%
Halliburton Co. 1                                          60,000      2,354,400
Nabors Industries Ltd.                                     39,000      2,000,310
Noble Corp.                                                55,000      2,735,700
Smith International, Inc.                                  30,000      1,632,300
--------------------------------------------------------------------------------
                                                                       8,722,710


See notes to Schedule of Investments on page 94.
The accompanying notes are an integral part of these financial statements.


78 | CALL 1-800-766-FUND

December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.4%
Boston Scientific Corp.                                    63,000   $  2,239,650
Kinetic Concepts, Inc.                                     38,110      2,907,793
--------------------------------------------------------------------------------
                                                                       5,147,443
METALS & MINERALS -- MISCELLANEOUS -- 1.0%
Companhia Vale do Rio Doce, ADR 1,3                        75,000      2,175,750
--------------------------------------------------------------------------------
                                                                       2,175,750
MULTI-SECTOR COMPANIES -- 1.1%
Tyco International Ltd. 1                                  70,000      2,501,800
--------------------------------------------------------------------------------
                                                                       2,501,800
OFFSHORE DRILLING -- 2.3%
ENSCO International, Inc. 1                                75,570      2,398,592
Transocean, Inc.                                           60,000      2,543,400
--------------------------------------------------------------------------------
                                                                       4,941,992
OIL -- CRUDE PRODUCERS -- 2.0%
Chesapeake Energy Corp. 1                                 120,000      1,980,000
Devon Energy Corp.1                                        60,000      2,335,200
--------------------------------------------------------------------------------
                                                                       4,315,200
OIL -- INTEGRATED DOMESTIC -- 1.0%
Murphy Oil Corp. 1                                         26,150      2,103,768
--------------------------------------------------------------------------------
                                                                       2,103,768
OIL -- INTEGRATED INTERNATIONAL -- 1.2%
Imperial Oil Ltd. 1                                        42,500      2,524,500
--------------------------------------------------------------------------------
                                                                       2,524,500
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.1%
KLA-Tencor Corp.                                           53,350      2,485,043
--------------------------------------------------------------------------------
                                                                       2,485,043
RADIO & TV BROADCASTERS -- 2.0%
The DIRECTV Group, Inc.                                   120,000      2,008,800
XM Satellite Radio Holdings, Inc., Class A                 60,230      2,265,853
--------------------------------------------------------------------------------
                                                                       4,274,653
RAILROADS -- 1.1%
Burlington Northern Santa Fe Corp. 1                       50,000      2,365,500
--------------------------------------------------------------------------------
                                                                       2,365,500
REAL ESTATE INVESTMENT TRUSTS -- 1.6%
Friedman, Billings, Ramsey Group, Inc.,
  Class A 1                                               175,100      3,395,189
--------------------------------------------------------------------------------
                                                                       3,395,189
RESTAURANTS -- 1.3%
Yum! Brands, Inc. 1                                        60,500      2,854,390
--------------------------------------------------------------------------------
                                                                       2,854,390
RETAIL -- 8.3%
Costco Wholesale Corp. 1                                   44,000      2,130,040
Fastenal Co. 1                                             31,200      1,920,672
Lowe's Cos., Inc. 1                                        35,000      2,015,650
PETsMART, Inc. 1                                           95,800      3,403,774
Sears, Roebuck and Co. 1                                   57,500      2,934,225
Staples, Inc. 1                                            90,000      3,033,900
Target Corp. 1                                             50,000      2,596,500
--------------------------------------------------------------------------------
                                                                      18,034,761


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 2.3%
eBay, Inc.                                                 26,000   $  3,023,280
Robert Half International, Inc. 1                          69,720      2,051,860
--------------------------------------------------------------------------------
                                                                       5,075,140
STEEL -- 1.9%
Nucor Corp. 1                                              80,850      4,231,689
--------------------------------------------------------------------------------
                                                                       4,231,689
TELECOMMUNICATIONS EQUIPMENT -- 2.0%
Alcatel S.A., ADR 3                                       175,000      2,735,250
Nokia Oyj, ADR 1,3                                        100,000      1,567,000
--------------------------------------------------------------------------------
                                                                       4,302,250
TEXTILES -- APPAREL MANUFACTURERS -- 1.1%
Coach, Inc.                                                42,000      2,368,800
--------------------------------------------------------------------------------
                                                                       2,368,800
TRANSPORTATION -- MISCELLANEOUS -- 0.8%
C.H. Robinson Worldwide, Inc. 1                            31,050      1,723,896
--------------------------------------------------------------------------------
                                                                       1,723,896
UTILITIES -- CABLE TV & RADIO -- 1.5%
UnitedGlobalCom, Inc., Class A                            330,000      3,187,800
--------------------------------------------------------------------------------
                                                                       3,187,800
UTILITIES -- ELECTRICAL -- 1.5%
Exelon Corp. 1                                             32,500      1,432,275
TXU Corp. 1                                                30,000      1,936,800
--------------------------------------------------------------------------------
                                                                       3,369,075
UTILITIES -- GAS PIPELINES -- 1.3%
The Williams Cos., Inc. 1                                 174,000      2,834,460
--------------------------------------------------------------------------------
                                                                       2,834,460
UTILITIES -- TELECOMMUNICATIONS -- 3.6%
Nextel Communications, Inc., Class A                      114,850      3,445,500
Nextel Partners, Inc., Class A                            123,500      2,413,190
Verizon Communications, Inc. 1                             48,500      1,964,735
--------------------------------------------------------------------------------
                                                                       7,823,425

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $175,220,180)                              213,655,680
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
BlackRock Liquidity Funds TempCash
  Portfolio 7                                                          3,713,612
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,713,612)                         3,713,612
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9% (Cost $178,933,792)                       217,369,292
--------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.1%                                                136,188
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $217,505,480
--------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 94.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 79

SCHEDULE OF INVESTMENTS -- THE INFORMATION AGE FUND(R)
--------------------------------------------------------------------------------


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.2%
ADVERTISING AGENCIES -- 6.1%
Greenfield Online, Inc.                                    90,950   $  1,999,990
Marchex, Inc., Class B                                     92,600      1,944,600
ValueClick, Inc.                                          308,050      4,106,307
--------------------------------------------------------------------------------
                                                                       8,050,897
COMMERCIAL INFORMATION SERVICES -- 1.7%
Ask Jeeves, Inc.                                           84,350      2,256,363
HouseValues, Inc.                                           2,850         42,807
--------------------------------------------------------------------------------
                                                                       2,299,170
COMMUNICATIONS & MEDIA -- 1.2%
Time Warner, Inc.                                          79,300      1,541,592
--------------------------------------------------------------------------------
                                                                       1,541,592
COMMUNICATIONS TECHNOLOGY -- 14.9%
AudioCodes Ltd.                                            98,900      1,642,729
Harmonic, Inc.                                             90,010        750,683
Intervoice, Inc.                                           79,000      1,054,650
j2 Global Communications, Inc.                             20,500        707,250
Juniper Networks, Inc.                                     89,050      2,421,269
Novatel Wireless, Inc.                                     92,700      1,796,526
QUALCOMM, Inc. 1                                           71,200      3,018,880
Research In Motion Ltd.                                    28,800      2,373,696
UTStarcom, Inc.                                            49,450      1,095,318
Verisity Ltd.                                             189,850      1,556,770
WebEx Communications, Inc.                                140,900      3,350,602
--------------------------------------------------------------------------------
                                                                      19,768,373
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 27.9%
Akamai Technologies, Inc.                                 119,850      1,561,645
Altiris, Inc.                                             104,450      3,700,663
Amdocs Ltd.                                                32,050        841,312
Autodesk, Inc. 1                                           10,400        394,680
Check Point Software Technologies Ltd.                     40,110        987,909
Computer Associates International, Inc.                       763         23,699
Digital River, Inc.                                        32,550      1,354,405
Digitas, Inc.                                             228,800      2,185,040
Epicor Software Corp.                                      66,500        936,985
Hyperion Solutions Corp.                                   21,200        988,344
Jupitermedia Corp.                                        109,600      2,606,288
Macromedia, Inc.                                           32,900      1,023,848
Macrovision Corp.                                          46,650      1,199,838
Magma Design Automation, Inc.                             108,950      1,368,412
Manhattan Associates, Inc.                                 34,950        834,606
Microsoft Corp. 1                                          55,874      1,492,395
MicroStrategy, Inc., Class A                               20,110      1,211,627
Openwave Systems, Inc.                                     96,400      1,490,344
Oracle Corp.                                               72,500        994,700
PDF Solutions, Inc.                                        77,750      1,252,553
Quest Software, Inc.                                       49,900        795,905
RealNetworks, Inc.                                        134,300        889,066
RightNow Technologies, Inc.                                20,930        338,020
SAP AG, ADR 1,3                                            22,450        992,515


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (Continued)
Sapient Corp.                                             134,930   $  1,067,296
Shanda Interactive Entertainment Ltd.,
  ADR 3                                                    50,800      2,159,000
Symantec Corp.                                             47,160      1,214,842
Verint Systems, Inc.                                       22,320        810,886
Wind River Systems, Inc.                                  165,350      2,240,493
--------------------------------------------------------------------------------
                                                                      36,957,316
COMPUTER TECHNOLOGY -- 7.9%
Apple Computer, Inc.                                       49,000      3,155,600
M-Systems Flash Disk Pioneers Ltd.                        238,700      4,707,164
palmOne, Inc.                                              55,150      1,739,983
RSA Security, Inc.                                         44,270        888,056
--------------------------------------------------------------------------------
                                                                      10,490,803
CONSUMER ELECTRONICS -- 11.4%
CNET Networks, Inc.                                       185,250      2,080,357
Google, Inc., Class A                                       7,900      1,525,490
InfoSpace, Inc.                                            77,700      3,694,635
JAMDAT Mobile, Inc.                                        50,000      1,032,500
Netease.com, Inc., ADR 3                                   28,900      1,526,787
THQ, Inc.                                                  14,150        324,601
Yahoo! Inc.                                               131,648      4,960,497
--------------------------------------------------------------------------------
                                                                      15,144,867
ELECTRICAL EQUIPMENT & COMPONENTS -- 3.3%
Sonic Solutions                                           195,410      4,385,000
--------------------------------------------------------------------------------
                                                                       4,385,000
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 10.2%
Broadcom Corp., Class A                                    67,000      2,162,760
FormFactor, Inc.                                           45,950      1,247,083
Mindspeed Technologies, Inc.                              553,350      1,538,313
O2Micro International Ltd.                                195,250      2,233,660
PLX Technology, Inc.                                      308,250      3,205,800
Sigmatel, Inc.                                             61,050      2,169,106
Virage Logic Corp.                                         49,070        911,230
--------------------------------------------------------------------------------
                                                                      13,467,952
ENTERTAINMENT -- 0.2%
DreamWorks Animation SKG, Inc., Class A                     7,400        277,574
--------------------------------------------------------------------------------
                                                                         277,574
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 0.8%
TradeStation Group, Inc.                                  142,100        997,542
--------------------------------------------------------------------------------
                                                                         997,542
IDENTIFICATION CONTROL & FILTER DEVICES -- 0.8%
Artesyn Technologies, Inc.                                 88,480        999,824
--------------------------------------------------------------------------------
                                                                         999,824
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.6%
Credence Systems Corp.                                     81,750        748,013
--------------------------------------------------------------------------------
                                                                         748,013
RETAIL -- 2.1%
Overstock.com, Inc.                                        14,450        997,050
Priceline.com, Inc.                                        73,350      1,730,327
--------------------------------------------------------------------------------
                                                                       2,727,377


See notes to Schedule of Investments on page 94.
The accompanying notes are an integral part of these financial statements.


80 | CALL 1-800-766-FUND

December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
SECURITIES BROKERAGE & SERVICES -- 1.1%
ZipRealty, Inc.                                            84,500   $  1,510,015
--------------------------------------------------------------------------------
                                                                       1,510,015
SERVICES -- COMMERCIAL -- 8.0%
Autobytel, Inc.                                            94,500        570,780
Ctrip.com International Ltd., ADR 3                        23,600      1,086,072
DiamondCluster International, Inc.                         70,680      1,012,844
eBay, Inc.                                                 28,470      3,310,492
IAC/InterActiveCorp                                        80,552      2,224,846
Monster Worldwide, Inc.                                    70,650      2,376,666
--------------------------------------------------------------------------------
                                                                      10,581,700
UNCLASSIFIED -- 0.0%
Cascade Microtech, Inc.                                     2,400         32,208
--------------------------------------------------------------------------------
                                                                          32,208

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $90,615,726)                               129,980,223
--------------------------------------------------------------------------------


December 31, 2004                                        Warrants          Value
--------------------------------------------------------------------------------
WARRANTS -- 0.1%
COMMUNICATIONS TECHNOLOGY -- 0.1%
Novatel Wireless, Inc., Strike 18.00,
  Expires 12/20/05 4,6                                     33,247   $    169,206
--------------------------------------------------------------------------------
                                                                         169,206

--------------------------------------------------------------------------------
TOTAL WARRANTS (Cost $156,260)                                           169,206
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
BlackRock Liquidity Funds TempCash
  Portfolio 7                                                          2,677,410
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,677,410)                         2,677,410
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.3% (Cost $93,449,396)                       132,826,839
--------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.3)%                                       (375,441)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $132,451,398
--------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 94.
      The accompanying notes are an integral part of these financial statements.


                                                      WWW.RSINVESTMENTS.COM | 81

SCHEDULE OF INVESTMENTS - RS INTERNET AGE FUND(R)
--------------------------------------------------------------------------------


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%
ADVERTISING AGENCIES -- 9.1%
Greenfield Online, Inc.                                   106,950   $  2,351,831
Marchex, Inc., Class B                                    170,100      3,572,100
ValueClick, Inc.                                          284,500      3,792,385
--------------------------------------------------------------------------------
                                                                       9,716,316
COMMERCIAL INFORMATION SERVICES -- 2.3%
Ask Jeeves, Inc.                                           88,100      2,356,675
HouseValues, Inc.                                           2,300         34,546
--------------------------------------------------------------------------------
                                                                       2,391,221
COMMUNICATIONS & MEDIA -- 1.2%
Time Warner, Inc.                                          65,800      1,279,152
--------------------------------------------------------------------------------
                                                                       1,279,152
COMMUNICATIONS TECHNOLOGY -- 13.2%
AudioCodes Ltd.                                            81,100      1,347,071
Harmonic, Inc.                                             66,510        554,694
Intervoice, Inc.                                           63,700        850,395
j2 Global Communications, Inc.                             23,400        807,300
Juniper Networks, Inc.                                      8,900        241,991
Novatel Wireless, Inc.                                    100,900      1,955,442
Research In Motion Ltd.                                    25,800      2,126,436
UTStarcom, Inc.                                            40,100        888,215
Verisity Ltd.                                             299,300      2,454,260
WebEx Communications, Inc.                                119,800      2,848,844
--------------------------------------------------------------------------------
                                                                      14,074,648
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 22.4%
Altiris, Inc.                                              88,600      3,139,098
Check Point Software Technologies Ltd.                     31,920        786,190
Digital River, Inc.                                        39,700      1,651,917
Digitas, Inc.                                             217,500      2,077,125
Epicor Software Corp.                                      55,200        777,768
Hyperion Solutions Corp.                                   17,500        815,850
Jupitermedia Corp.                                        102,350      2,433,883
Macromedia, Inc.                                           27,000        840,240
Macrovision Corp.                                          38,700        995,364
Manhattan Associates, Inc.                                 29,000        692,520
MicroStrategy, Inc., Class A                               16,070        968,217
Openwave Systems, Inc.                                     78,000      1,205,880
Quest Software, Inc.                                       42,300        674,685
RealNetworks, Inc.                                        162,800      1,077,736
RightNow Technologies, Inc.                                16,840        271,966
Sapient Corp.                                             107,390        849,455
Shanda Interactive Entertainment Ltd.,
  ADR 3                                                    51,900      2,205,750
Symantec Corp.                                             37,650        969,864
Verint Systems, Inc.                                       17,770        645,584
Wind River Systems, Inc.                                   51,400        696,470
--------------------------------------------------------------------------------
                                                                      23,775,562
COMPUTER TECHNOLOGY -- 7.1%
M-Systems Flash Disk Pioneers Ltd.                        212,100      4,182,612
palmOne, Inc.                                              30,900        974,895


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
COMPUTER TECHNOLOGY (Continued)
RSA Security, Inc.                                         35,240   $    706,914
Trident Microsystems, Inc.                                 99,000      1,655,280
--------------------------------------------------------------------------------
                                                                       7,519,701
CONSUMER ELECTRONICS -- 15.9%
CNET Networks, Inc.                                       151,400      1,700,222
DoubleClick, Inc.                                         170,900      1,329,602
Google, Inc., Class A                                       6,200      1,197,220
InfoSpace, Inc.                                            82,400      3,918,120
iVillage, Inc.                                            241,300      1,491,234
JAMDAT Mobile, Inc.                                        65,400      1,350,510
Netease.com, Inc., ADR 3                                   30,900      1,632,447
THQ, Inc.                                                  11,800        270,692
Yahoo! Inc.                                               107,580      4,053,614
--------------------------------------------------------------------------------
                                                                      16,943,661
ELECTRICAL EQUIPMENT & COMPONENTS -- 3.4%
Sonic Solutions                                           158,210      3,550,232
--------------------------------------------------------------------------------
                                                                       3,550,232
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 8.6%
FormFactor, Inc.                                           36,780        998,209
International DisplayWorks, Inc.                          120,000      1,098,000
Mindspeed Technologies, Inc.                              300,600        835,668
O2Micro International Ltd.                                161,800      1,850,992
PLX Technology, Inc.                                      255,600      2,658,240
Sigmatel, Inc.                                             46,900      1,666,357
--------------------------------------------------------------------------------
                                                                       9,107,466
ENTERTAINMENT -- 0.2%
DreamWorks Animation SKG, Inc., Class A                     6,050        226,936
--------------------------------------------------------------------------------
                                                                         226,936
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 0.8%
TradeStation Group, Inc.                                  120,600        846,612
--------------------------------------------------------------------------------
                                                                         846,612
MISCELLANEOUS BUSINESS & CONSUMER DISCRETIONARY -- 1.2%
51job, Inc., ADR 3                                         24,650      1,281,061
--------------------------------------------------------------------------------
                                                                       1,281,061
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.0%
Photon Dynamics, Inc.                                      43,400      1,053,752
--------------------------------------------------------------------------------
                                                                       1,053,752
RETAIL -- 2.4%
Overstock.com, Inc.                                        16,700      1,152,300
Priceline.com, Inc.                                        61,000      1,438,990
--------------------------------------------------------------------------------
                                                                       2,591,290
SECURITIES BROKERAGE & SERVICES -- 1.1%
ZipRealty, Inc.                                            67,260      1,201,936
--------------------------------------------------------------------------------
                                                                       1,201,936
SERVICES -- COMMERCIAL -- 8.9%
Autobytel, Inc.                                           136,400        823,856
Ctrip.com International Ltd., ADR 3                        19,600        901,992
DiamondCluster International, Inc.                         56,260        806,206
eBay, Inc.                                                 25,110      2,919,791


See notes to Schedule of Investments on page 94.
The accompanying notes are an integral part of these financial statements.


82 | CALL 1-800-766-FUND

December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
SERVICES -- COMMERCIAL (Continued)
IAC/InterActiveCorp                                        75,985   $  2,098,705
Monster Worldwide, Inc.                                    57,100      1,920,844
--------------------------------------------------------------------------------
                                                                       9,471,394
UNCLASSIFIED -- 0.0%
Cascade Microtech, Inc.                                     1,900         25,498
--------------------------------------------------------------------------------
                                                                          25,498

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $71,832,654)                               105,056,438
--------------------------------------------------------------------------------


                                                         Warrants          Value
--------------------------------------------------------------------------------
WARRANTS -- 0.1%
COMMUNICATIONS TECHNOLOGY -- 0.1%
Novatel Wireless, Inc., Strike 18.00,
  Expires 12/20/05 4,6                                     18,701         95,178
--------------------------------------------------------------------------------
                                                                          95,178

--------------------------------------------------------------------------------
TOTAL WARRANTS (Cost $87,896)                                             95,178
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
BlackRock Liquidity Funds TempCash
  Portfolio 7                                                          1,634,995
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,634,995)                         1,634,995
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.4% (Cost $73,555,545)                       106,786,611
--------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.4)%                                       (419,128)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $106,367,483
--------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 94.
      The accompanying notes are an integral part of these financial statements.


                                                      WWW.RSINVESTMENTS.COM | 83

SCHEDULE OF INVESTMENTS - RS MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.8%
AEROSPACE -- 0.8%
Rockwell Collins, Inc. 1                                   44,740   $  1,764,546
--------------------------------------------------------------------------------
                                                                       1,764,546
AGRICULTURE -- FISHING & RANCHING -- 1.1%
Monsanto Co. 1                                             39,950      2,219,222
--------------------------------------------------------------------------------
                                                                       2,219,222
AIR TRANSPORT -- 0.8%
Expeditors International of Washington,
  Inc. 1                                                   29,320      1,638,402
--------------------------------------------------------------------------------
                                                                       1,638,402
ALUMINUM -- 0.9%
Alcan, Inc. 1                                              39,000      1,912,560
--------------------------------------------------------------------------------
                                                                       1,912,560
BANKS -- NON U.S. -- 0.4%
HDFC Bank Ltd., ADR 1,3                                    19,100        866,376
--------------------------------------------------------------------------------
                                                                         866,376
BANKS -- OUTSIDE NEW YORK CITY -- 0.6%
Synovus Financial Corp. 1                                  40,000      1,143,200
--------------------------------------------------------------------------------
                                                                       1,143,200
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 1.8%
Genzyme Corp.                                              27,000      1,567,890
OSI Pharmaceuticals, Inc.                                  30,000      2,245,500
--------------------------------------------------------------------------------
                                                                       3,813,390
BUILDING MATERIALS -- 2.9%
Hughes Supply, Inc. 1                                      69,460      2,247,031
Martin Marietta Materials, Inc. 1                          29,330      1,573,848
Vulcan Materials Co. 1                                     42,490      2,320,379
--------------------------------------------------------------------------------
                                                                       6,141,258
CASINOS & GAMBLING -- 2.8%
Boyd Gaming Corp. 1                                        52,580      2,189,957
Scientific Games Corp., Class A                            81,190      1,935,569
Station Casinos, Inc. 1                                    33,060      1,807,721
--------------------------------------------------------------------------------
                                                                       5,933,247
COAL -- 1.6%
Massey Energy Co. 1                                        53,980      1,886,601
Peabody Energy Corp. 1                                     19,100      1,545,381
--------------------------------------------------------------------------------
                                                                       3,431,982
COMMERCIAL INFORMATION SERVICES -- 1.0%
Ask Jeeves, Inc.                                           76,560      2,047,980
--------------------------------------------------------------------------------
                                                                       2,047,980
COMMUNICATIONS & MEDIA -- 1.3%
Gemstar-TV Guide International, Inc.                      455,270      2,695,198
--------------------------------------------------------------------------------
                                                                       2,695,198
COMMUNICATIONS TECHNOLOGY -- 4.3%
Avaya, Inc.                                               108,770      1,870,844
Comverse Technology, Inc.                                  85,850      2,099,032
Juniper Networks, Inc.                                     75,520      2,053,389
L-3 Communications Holdings, Inc. 1                        23,100      1,691,844
Research In Motion Ltd.                                    13,900      1,145,638
--------------------------------------------------------------------------------
                                                                       8,860,747


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 4.6%
Adobe Systems, Inc. 1                                      26,640   $  1,671,394
Amdocs Ltd.                                                97,340      2,555,175
Computer Associates International, Inc.                       437         13,573
F5 Networks, Inc.                                          33,670      1,640,402
Satyam Computer Services Ltd., ADR 1,3                     62,490      1,507,884
Symantec Corp.                                             89,400      2,302,944
--------------------------------------------------------------------------------
                                                                       9,691,372
COMPUTER TECHNOLOGY -- 5.2%
Apple Computer, Inc.                                       16,500      1,062,600
Gateway, Inc.                                             317,700      1,909,377
Network Appliance, Inc.                                    46,900      1,558,018
palmOne, Inc.                                              80,290      2,533,150
SanDisk Corp.                                              75,000      1,872,750
Zebra Technologies Corp., Class A                          35,000      1,969,800
--------------------------------------------------------------------------------
                                                                      10,905,695
CONSUMER ELECTRONICS -- 4.5%
Google, Inc., Class A                                      11,000      2,124,100
InfoSpace, Inc.                                            46,920      2,231,046
Netease.com, Inc., ADR 3                                   32,310      1,706,937
VeriSign, Inc.                                             54,800      1,836,896
Yahoo! Inc.                                                37,750      1,422,420
--------------------------------------------------------------------------------
                                                                       9,321,399
DIVERSIFIED MATERIALS & PROCESSING -- 1.2%
American Standard Cos., Inc.                               27,300      1,128,036
Ashland, Inc. 1                                            22,810      1,331,648
--------------------------------------------------------------------------------
                                                                       2,459,684
DRUGS & PHARMACEUTICALS -- 3.3%
Gilead Sciences, Inc.                                      33,550      1,173,914
MedImmune, Inc.                                            56,810      1,540,119
Shire Pharmaceuticals Group PLC, ADR 1,3                   43,070      1,376,087
Valeant Pharmaceuticals International 1                   102,050      2,689,018
--------------------------------------------------------------------------------
                                                                       6,779,138
ELECTRONICS -- 2.2%
Amphenol Corp., Class A                                    59,400      2,182,356
Avid Technology, Inc.                                      37,600      2,321,800
--------------------------------------------------------------------------------
                                                                       4,504,156
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 3.0%
Advanced Micro Devices, Inc.                               57,400      1,263,948
Altera Corp.                                               83,247      1,723,213
Linear Technology Corp. 1                                  41,860      1,622,494
Marvell Technology Group Ltd.                              47,550      1,686,598
--------------------------------------------------------------------------------
                                                                       6,296,253
ELECTRONICS -- TECHNOLOGY -- 0.7%
Rockwell Automation, Inc. 1                                30,480      1,510,284
--------------------------------------------------------------------------------
                                                                       1,510,284
FINANCE -- SMALL LOANS -- 0.8%
The First Marblehead Corp.                                 29,540      1,661,625
--------------------------------------------------------------------------------
                                                                       1,661,625
FINANCIAL -- MISCELLANEOUS -- 0.9%
CapitalSource, Inc.                                        74,920      1,923,196
--------------------------------------------------------------------------------
                                                                       1,923,196

See notes to Schedule of Investments on page 94.
The accompanying notes are an integral part of these financial statements.


84 | CALL 1-800-766-FUND

December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 2.3%
Alliance Data Systems Corp.                                35,150   $  1,668,922
CheckFree Corp.                                            46,400      1,766,912
Global Payments, Inc. 1                                    22,250      1,302,515
--------------------------------------------------------------------------------
                                                                       4,738,349
HEALTH CARE FACILITIES -- 2.4%
DaVita, Inc.                                               46,450      1,836,168
Quest Diagnostics, Inc. 1                                  15,900      1,519,245
Renal Care Group, Inc.                                     45,000      1,619,550
--------------------------------------------------------------------------------
                                                                       4,974,963
HEALTH CARE SERVICES -- 0.8%
Medco Health Solutions, Inc.                               42,350      1,761,760
--------------------------------------------------------------------------------
                                                                       1,761,760
HOMEBUILDING -- 0.9%
D.R. Horton, Inc. 1                                        44,000      1,773,640
--------------------------------------------------------------------------------
                                                                       1,773,640
HOTEL/MOTEL -- 0.7%
Marriott International, Inc., Class A 1                    24,000      1,511,520
--------------------------------------------------------------------------------
                                                                       1,511,520
IDENTIFICATION CONTROL & FILTER DEVICES -- 0.8%
Garmin Ltd. 1                                              27,640      1,681,618
--------------------------------------------------------------------------------
                                                                       1,681,618
INSURANCE -- LIFE -- 0.5%
KMG America Corp.                                          91,800      1,009,800
--------------------------------------------------------------------------------
                                                                       1,009,800
INSURANCE -- MULTI-LINE -- 2.7%
Assurant, Inc. 1                                           56,700      1,732,185
CIGNA Corp. 1                                              20,430      1,666,475
Genworth Financial, Inc., Class A 1                        79,700      2,151,900
--------------------------------------------------------------------------------
                                                                       5,550,560
INVESTMENT MANAGEMENT COMPANIES -- 0.9%
SEI Investments Co. 1                                      45,000      1,886,850
--------------------------------------------------------------------------------
                                                                       1,886,850
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 3.0%
Baker Hughes, Inc. 1                                       31,100      1,327,037
Nabors Industries Ltd.                                     34,100      1,748,989
National-Oilwell, Inc.                                     58,000      2,046,820
Pride International, Inc.                                  59,250      1,216,995
--------------------------------------------------------------------------------
                                                                       6,339,841
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 3.7%
C. R. Bard, Inc. 1                                         17,100      1,094,058
Cytyc Corp.                                               113,250      3,122,302
Edwards Lifesciences Corp.                                 34,000      1,402,840
Kinetic Concepts, Inc.                                     27,620      2,107,406
--------------------------------------------------------------------------------
                                                                       7,726,606
OFFSHORE DRILLING -- 1.6%
ENSCO International, Inc. 1                                52,000      1,650,480
Transocean, Inc.                                           38,500      1,632,015
--------------------------------------------------------------------------------
                                                                       3,282,495


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
OIL -- CRUDE PRODUCERS -- 0.8%
Newfield Exploration Co.                                   28,900   $  1,706,545
--------------------------------------------------------------------------------
                                                                       1,706,545
PAINTS & COATINGS -- 0.8%
RPM International, Inc. 1                                  83,050      1,632,763
--------------------------------------------------------------------------------
                                                                       1,632,763
PRODUCTION TECHNOLOGY EQUIPMENT -- 2.0%
KLA-Tencor Corp.                                           43,870      2,043,464
Lam Research Corp.                                         76,070      2,199,184
--------------------------------------------------------------------------------
                                                                       4,242,648
RADIO & TV BROADCASTERS -- 0.8%
XM Satellite Radio Holdings, Inc., Class A                 44,940      1,690,643
--------------------------------------------------------------------------------
                                                                       1,690,643
RESTAURANTS -- 1.0%
Yum! Brands, Inc. 1                                        42,130      1,987,693
--------------------------------------------------------------------------------
                                                                       1,987,693
RETAIL -- 6.1%
American Eagle Outfitters, Inc. 1                          34,260      1,613,646
Fastenal Co. 1                                             20,400      1,255,824
Pacific Sunwear of California, Inc.                        92,370      2,056,156
PETsMART, Inc. 1                                           67,750      2,407,158
RadioShack Corp. 1                                         64,360      2,116,157
Sears, Roebuck and Co. 1                                   30,000      1,530,900
Staples, Inc. 1                                            51,300      1,729,323
--------------------------------------------------------------------------------
                                                                      12,709,164
SAVINGS & LOAN -- 0.8%
Sovereign Bancorp, Inc. 1                                  71,500      1,612,325
--------------------------------------------------------------------------------
                                                                       1,612,325
SECURITIES BROKERAGE & SERVICES -- 0.9%
Ameritrade Holding Corp.                                  129,730      1,844,761
--------------------------------------------------------------------------------
                                                                       1,844,761
SERVICES -- COMMERCIAL -- 2.7%
Monster Worldwide, Inc.                                    46,440      1,562,242
Robert Half International, Inc. 1                          70,990      2,089,236
The Corporate Executive Board Co. 1                        29,260      1,958,664
--------------------------------------------------------------------------------
                                                                       5,610,142
SHIPPING -- 0.7%
UTI Worldwide, Inc. 1                                      20,450      1,391,009
--------------------------------------------------------------------------------
                                                                       1,391,009
STEEL -- 2.1%
AK Steel Holding Corp.                                    164,000      2,373,080
Nucor Corp. 1                                              38,500      2,015,090
--------------------------------------------------------------------------------
                                                                       4,388,170
TELECOMMUNICATIONS EQUIPMENT -- 1.9%
American Tower Corp., Class A                             109,200      2,009,280
Crown Castle International Corp.                          118,950      1,979,328
--------------------------------------------------------------------------------
                                                                       3,988,608
TEXTILES -- APPAREL MANUFACTURERS -- 2.6%
Coach, Inc.                                                23,050      1,300,020
Polo Ralph Lauren Corp. 1                                  54,450      2,319,570
Quiksilver, Inc.                                           60,000      1,787,400
--------------------------------------------------------------------------------
                                                                       5,406,990


                                See notes to Schedule of Investments on page 94.
      The accompanying notes are an integral part of these financial statements.


                                                      WWW.RSINVESTMENTS.COM | 85

SCHEDULE OF INVESTMENTS - RS MIDCAP OPPORTUNITIES FUND
                                           (Continued)
--------------------------------------------------------------------------------


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
TRANSPORTATION -- MISCELLANEOUS -- 0.7%
C.H. Robinson Worldwide, Inc. 1                            27,940   $  1,551,229
--------------------------------------------------------------------------------
                                                                       1,551,229
UTILITIES -- ELECTRICAL -- 1.5%
Allegheny Energy, Inc.                                     80,500      1,586,655
The AES Corp.                                             117,260      1,602,944
--------------------------------------------------------------------------------
                                                                       3,189,599
UTILITIES -- GAS DISTRIBUTORS -- 0.5%
Questar Corp. 1                                            22,180      1,130,293
--------------------------------------------------------------------------------
                                                                       1,130,293
UTILITIES -- GAS PIPELINES -- 1.0%
The Williams Cos., Inc. 1                                 123,130      2,005,788
--------------------------------------------------------------------------------
                                                                       2,005,788
UTILITIES -- TELECOMMUNICATIONS -- 1.9%
Nextel Partners, Inc., Class A                            114,000      2,227,560
Telewest Global, Inc.                                      98,000      1,722,840
--------------------------------------------------------------------------------
                                                                       3,950,400

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $168,398,977)                              199,797,682
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
BlackRock Liquidity Funds TempCash
  Portfolio 7                                                          7,870,246
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $7,870,246)                         7,870,246
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.6% (Cost $176,269,223)                       207,667,928
--------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.4%                                                885,769
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $208,553,697
--------------------------------------------------------------------------------


See notes to Schedule of Investments on page 94.
The accompanying notes are an integral part of these financial statements.


86 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - RS SMALLER COMPANY GROWTH FUND
--------------------------------------------------------------------------------


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.5%
ADVERTISING AGENCIES -- 0.9%
ValueClick, Inc.                                          141,000   $  1,879,530
--------------------------------------------------------------------------------
                                                                       1,879,530
AUTO PARTS -- ORIGINAL EQUIPMENT -- 0.1%
IMPCO Technologies, Inc.                                   13,000         98,150
--------------------------------------------------------------------------------
                                                                          98,150
BANKS -- NEW YORK CITY -- 0.8%
Signature Bank                                             53,800      1,740,968
--------------------------------------------------------------------------------
                                                                       1,740,968
BANKS -- OUTSIDE NEW YORK CITY -- 2.3%
Nara Bancorp, Inc. 1                                       93,850      1,996,189
PrivateBancorp, Inc. 1                                     40,700      1,311,761
Southwest Bancorporation of Texas, Inc. 1                  71,910      1,674,784
--------------------------------------------------------------------------------
                                                                       4,982,734
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 3.7%
Alexion Pharmaceuticals, Inc.                              81,840      2,062,368
Cypress Bioscience, Inc.                                  121,020      1,701,541
Nabi Biopharmaceuticals                                   109,750      1,607,838
Rigel Pharmaceuticals, Inc.                                61,600      1,504,272
VaxGen, Inc.                                               60,750      1,032,750
--------------------------------------------------------------------------------
                                                                       7,908,769
BUILDING -- ROOFING & WALLBOARD -- 0.9%
Beacon Roofing Supply, Inc.                                99,050      1,967,133
--------------------------------------------------------------------------------
                                                                       1,967,133
CASINOS & GAMBLING -- 2.6%
Mikohn Gaming Corp.                                       159,850      1,633,667
Scientific Games Corp., Class A                           166,080      3,959,347
--------------------------------------------------------------------------------
                                                                       5,593,014
COMMERCIAL INFORMATION SERVICES -- 1.0%
Ask Jeeves, Inc.                                           79,880      2,136,790
--------------------------------------------------------------------------------
                                                                       2,136,790
COMMUNICATIONS TECHNOLOGY -- 3.3%
Harmonic, Inc.                                            200,220      1,669,835
j2 Global Communications, Inc.                             73,170      2,524,365
Novatel Wireless, Inc.                                     68,420      1,325,979
RADVision Ltd.                                            116,880      1,577,880
--------------------------------------------------------------------------------
                                                                       7,098,059
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 13.0%
Digitas, Inc.                                             294,200      2,809,610
Embarcadero Technologies, Inc.                            208,950      1,966,219
Epicor Software Corp.                                     140,930      1,985,704
Equinix, Inc.                                              44,600      1,906,204
Infocrossing, Inc.                                        103,400      1,750,562
Jupitermedia Corp.                                         46,170      1,097,923
Keynote Systems, Inc.                                     210,200      2,925,984
Mercury Computer Systems, Inc.                             64,360      1,910,205
Merge Technologies, Inc.                                   73,430      1,633,817
Open Solutions, Inc.                                       55,000      1,427,800
Openwave Systems, Inc.                                    145,000      2,241,700
RADWARE Ltd.                                               58,220      1,521,289
SafeNet, Inc.                                              80,210      2,946,915


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (Continued)
Synplicity, Inc.                                          285,000   $  1,687,200
--------------------------------------------------------------------------------
                                                                      27,811,132
COMPUTER TECHNOLOGY -- 0.8%
M-Systems Flash Disk Pioneers Ltd.                         88,080      1,736,938
--------------------------------------------------------------------------------
                                                                       1,736,938
CONSUMER ELECTRONICS -- 3.8%
CNET Networks, Inc.                                       157,380      1,767,377
InfoSpace, Inc.                                            46,000      2,187,300
Lifeline Systems, Inc.                                     85,600      2,205,056
THQ, Inc.                                                  88,550      2,031,337
--------------------------------------------------------------------------------
                                                                       8,191,070
DRUGS & PHARMACEUTICALS -- 4.1%
AtheroGenics, Inc.                                         50,750      1,195,670
Connetics Corp.                                            78,690      1,911,380
Inspire Pharmaceuticals, Inc.                             100,480      1,685,050
QLT, Inc.                                                 138,240      2,222,899
Salix Pharmaceuticals Ltd.                                103,400      1,818,806
--------------------------------------------------------------------------------
                                                                       8,833,805
EDUCATION SERVICES -- 1.0%
Laureate Education, Inc.                                   47,150      2,078,843
--------------------------------------------------------------------------------
                                                                       2,078,843
ELECTRICAL EQUIPMENT & COMPONENTS -- 1.0%
Sonic Solutions                                            96,800      2,172,192
--------------------------------------------------------------------------------
                                                                       2,172,192
ELECTRONICS -- 1.7%
BEI Technologies, Inc. 1                                   58,900      1,818,832
SRS Labs, Inc.                                            296,910      1,855,984
--------------------------------------------------------------------------------
                                                                       3,674,816
ELECTRONICS -- INSTRUMENTS, GAUGES & METERS -- 0.6%
Faro Technologies, Inc.                                    41,100      1,281,498
--------------------------------------------------------------------------------
                                                                       1,281,498
ELECTRONICS -- MEDICAL SYSTEMS -- 0.5%
Intuitive Surgical, Inc.                                   23,990        960,080
--------------------------------------------------------------------------------
                                                                         960,080
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 3.1%
Microsemi Corp.                                            68,950      1,196,972
O2Micro International Ltd.                                227,770      2,605,689
Sigmatel, Inc.                                             29,690      1,054,886
SiRF Technology Holdings, Inc.                            138,670      1,763,882
--------------------------------------------------------------------------------
                                                                       6,621,429
ELECTRONICS -- TECHNOLOGY -- 1.0%
ARGON ST., Inc.                                             5,100        180,795
DRS Technologies, Inc.                                     46,500      1,986,015
--------------------------------------------------------------------------------
                                                                       2,166,810
ENTERTAINMENT -- 0.4%
Image Entertainment, Inc.                                 142,890        848,767
--------------------------------------------------------------------------------
                                                                         848,767
HEALTH CARE FACILITIES -- 0.9%
Kindred Healthcare, Inc.                                   64,150      1,921,293
--------------------------------------------------------------------------------
                                                                       1,921,293


                                See notes to Schedule of Investments on page 94.
      The accompanying notes are an integral part of these financial statements.


                                                      WWW.RSINVESTMENTS.COM | 87

SCHEDULE OF INVESTMENTS - RS SMALLER COMPANY GROWTH FUND
                                             (Continued)
--------------------------------------------------------------------------------


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES -- 0.9%
Providence Service Corp.                                   95,360   $  1,999,699
--------------------------------------------------------------------------------
                                                                       1,999,699
HEALTH CARE SERVICES -- 1.3%
LabOne, Inc.                                               86,580      2,774,023
--------------------------------------------------------------------------------
                                                                       2,774,023
IDENTIFICATION CONTROL & FILTER DEVICES -- 1.0%
Artesyn Technologies, Inc.                                197,200      2,228,360
--------------------------------------------------------------------------------
                                                                       2,228,360
INSURANCE -- PROPERTY & CASUALTY -- 3.4%
Affirmative Insurance Holdings, Inc. 1                    117,600      1,980,384
Infinity Property & Casualty Corp. 1                       74,890      2,636,128
Tower Group, Inc. 1                                       216,850      2,602,200
--------------------------------------------------------------------------------
                                                                       7,218,712
LEISURE TIME -- 1.9%
K2, Inc.                                                  155,040      2,462,035
Orange 21, Inc.                                           145,000      1,515,250
--------------------------------------------------------------------------------
                                                                       3,977,285
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 4.6%
Cal Dive International, Inc.                               42,720      1,740,840
Key Energy Services, Inc.                                 137,000      1,616,600
Oil States International, Inc.                             96,060      1,852,997
Patterson-UTI Energy, Inc. 1                              140,000      2,723,000
Superior Energy Services, Inc.                            124,450      1,917,775
--------------------------------------------------------------------------------
                                                                       9,851,212
MACHINERY -- SPECIALTY -- 1.0%
Engineered Support Systems, Inc. 1                         34,990      2,072,108
--------------------------------------------------------------------------------
                                                                       2,072,108
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 6.9%
Abaxis, Inc.                                              124,200      1,799,658
Advanced Neuromodulation Systems, Inc.                     41,300      1,629,698
Closure Medical Corp.                                     106,100      2,068,950
Encore Medical Corp.                                      308,800      2,096,752
Laserscope                                                 40,190      1,443,223
Orthovita, Inc.                                           377,600      1,582,144
PolyMedica Corp. 1                                         59,010      2,200,483
The Spectranetics Corp.                                   350,350      1,969,317
--------------------------------------------------------------------------------
                                                                      14,790,225
MEDICAL SERVICES -- 1.1%
America Service Group Inc.                                 85,635      2,292,449
--------------------------------------------------------------------------------
                                                                       2,292,449
METAL FABRICATING -- 0.7%
Maverick Tube Corp.                                        52,410      1,588,023
--------------------------------------------------------------------------------
                                                                       1,588,023
MISCELLANEOUS MATERIALS & COMMODITIES -- 0.5%
Ceradyne, Inc.                                             19,270      1,102,437
--------------------------------------------------------------------------------
                                                                       1,102,437
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 0.6%
Knoll, Inc.                                                73,100      1,279,250
--------------------------------------------------------------------------------
                                                                       1,279,250


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
OIL -- CRUDE PRODUCERS -- 1.7%
Grey Wolf, Inc.                                           353,280   $  1,861,786
Unit Corp.                                                 46,600      1,780,586
--------------------------------------------------------------------------------
                                                                       3,642,372
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.8%
Ultratech, Inc.                                            93,840      1,768,884
--------------------------------------------------------------------------------
                                                                       1,768,884
REAL ESTATE INVESTMENT TRUSTS -- 1.3%
Saxon Capital, Inc. 1                                     110,950      2,661,691
--------------------------------------------------------------------------------
                                                                       2,661,691
RENTAL & LEASING SERVICES -- COMMERCIAL -- 0.7%
Marlin Business Services, Inc.                             80,820      1,535,580
--------------------------------------------------------------------------------
                                                                       1,535,580
RENTAL & LEASING SERVICES -- CONSUMER -- 0.7%
Aaron Rents, Inc. 1                                        58,310      1,457,750
--------------------------------------------------------------------------------
                                                                       1,457,750
RESTAURANTS -- 1.8%
Cosi, Inc.                                                250,000      1,512,500
RARE Hospitality International, Inc.                       70,000      2,230,200
--------------------------------------------------------------------------------
                                                                       3,742,700
RETAIL -- 4.9%
Charlotte Russe Holding, Inc.                             156,250      1,578,125
Cost Plus, Inc.                                            56,250      1,807,312
EZCORP, Inc.                                              117,930      1,817,301
Guitar Center, Inc.                                        49,600      2,613,424
Jos. A. Bank Clothiers, Inc.                               94,995      2,688,359
--------------------------------------------------------------------------------
                                                                      10,504,521
SERVICES -- COMMERCIAL -- 3.4%
Chemed Corp. 1                                             43,060      2,889,757
Kforce, Inc.                                              218,120      2,421,132
Navigant Consulting, Inc.                                  77,000      2,048,200
--------------------------------------------------------------------------------
                                                                       7,359,089
TELECOMMUNICATIONS EQUIPMENT -- 1.6%
Applied Signal Technology, Inc. 1                          50,540      1,781,535
SymmetriCom, Inc.                                         166,920      1,620,793
--------------------------------------------------------------------------------
                                                                       3,402,328
TEXTILE -- APPAREL MANUFACTURERS -- 2.4%
Ashworth, Inc.                                            229,408      2,498,253
Oxford Industries, Inc. 1                                  62,800      2,593,640
--------------------------------------------------------------------------------
                                                                       5,091,893
TRANSPORTATION -- MISCELLANEOUS -- 1.1%
Vitran Corp., Inc.                                        134,500      2,299,950
--------------------------------------------------------------------------------
                                                                       2,299,950
TRUCKERS -- 1.7%
Forward Air Corp.                                          34,660      1,549,302
Old Dominion Freight Line, Inc.                            56,460      1,964,808
--------------------------------------------------------------------------------
                                                                       3,514,110

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $152,308,392)                              199,858,471
--------------------------------------------------------------------------------


See notes to Schedule of Investments on page 94.
The accompanying notes are an integral part of these financial statements.


88 | CALL 1-800-766-FUND

December 31, 2004                                                          Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.6%
BlackRock Liquidity Funds TempCash
  Portfolio 7                                                       $ 10,727,694
PNC Bank Money Market Account 9                                        3,345,144
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $14,072,838)                       14,072,838
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1% (Cost $166,381,230)                      213,931,309
--------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.1)%                                       (164,666)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $213,766,643
--------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 94.
      The accompanying notes are an integral part of these financial statements.


                                                      WWW.RSINVESTMENTS.COM | 89

SCHEDULE OF INVESTMENTS -- RS GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------


December 31, 2004                   Foreign Currency 2     Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 90.1%
AGRICULTURE -- FISHING & RANCHING -- 2.6%
Agrium, Inc. 1                                     CAD    954,900   $ 16,138,818
--------------------------------------------------------------------------------
                                                                      16,138,818
ALUMINUM -- 7.0%
Alcan, Inc. 1                                             508,000     24,912,320
Alcoa, Inc. 1                                             582,000     18,286,440
Century Aluminum Co.                                       37,500        984,750
--------------------------------------------------------------------------------
                                                                      44,183,510
CHEMICALS -- 2.7%
Nalco Holding Co.                                         874,200     17,064,384
--------------------------------------------------------------------------------
                                                                      17,064,384
COAL -- 7.6%
Fording Canadian Coal Trust 1                      CAD    146,900     11,361,869
Peabody Energy Corp. 1                                    139,300     11,270,763
Westshore Terminals Income Fund 1                  CAD  1,721,300     17,986,626
XStrata PLC 1                                      GBP    410,000      7,336,328
--------------------------------------------------------------------------------
                                                                      47,955,586
FOREST PRODUCTS -- 5.0%
International Forest Products Ltd.,
Class A                                            CAD  1,918,800     11,050,135
Longview Fibre Co. 1                                      610,000     11,065,400
TimberWest Forest Corp. Trust 1                    CAD    256,300      3,225,810
West Fraser Timber Co. Ltd. 1                      CAD    151,700      6,102,692
--------------------------------------------------------------------------------
                                                                      31,444,037
GOLD -- 3.5%
Centerra Gold, Inc.                                CAD    160,800      2,962,618
Kinross Gold Corp.                                 CAD  1,843,100     12,998,535
Northgate Minerals Corp.                           CAD  3,600,000      6,099,403
--------------------------------------------------------------------------------
                                                                      22,060,556
INSURANCE -- MULTI-LINE -- 0.5%
PICO Holdings, Inc.                                       154,346      3,205,767
--------------------------------------------------------------------------------
                                                                       3,205,767
MACHINERY -- AGRICULTURAL -- 1.0%
AGCO Corp.                                                295,000      6,457,550
--------------------------------------------------------------------------------
                                                                       6,457,550
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 12.7%
Ensign Resource Service Group,
  Inc. 1                                           CAD    780,000     16,333,681
Key Energy Services, Inc.                                 786,000      9,274,800
National-Oilwell, Inc.                                    468,800     16,543,952
Patterson-UTI Energy, Inc. 1                              737,000     14,334,650
Trican Well Service Ltd.                           CAD    263,000     14,597,087
Weatherford International Ltd.                            171,200      8,782,560
--------------------------------------------------------------------------------
                                                                      79,866,730
MACHINERY -- SPECIALTY -- 0.5%
Bucyrus International, Inc., Class A 1                     76,700      3,117,088
--------------------------------------------------------------------------------
                                                                       3,117,088


December 31, 2004                   Foreign Currency 2     Shares          Value
--------------------------------------------------------------------------------
METALS & MINERALS -- MISCELLANEOUS -- 15.6%
BHP Billiton Ltd., ADR 1,3                                616,000   $ 14,796,320
Companhia Vale do Rio Doce, ADR 1,3                       385,000     11,168,850
Ivanhoe Nickel & Platinum Ltd. 4,5                        203,624      1,628,992
LionOre Mining International Ltd.                  CAD  2,542,200     14,555,350
Minefinders Corp. Ltd. 8                           CAD  2,143,400     14,579,735
Teck Cominco Ltd., Class B 1                       CAD    764,000     23,542,027
Wheaton River Minerals Ltd.                        CAD  5,330,400     17,350,549
--------------------------------------------------------------------------------
                                                                      97,621,823
OIL -- CRUDE PRODUCERS -- 21.7%
Brigham Exploration Co.                                   354,000      3,186,000
Clear Energy, Inc. 8                               CAD  2,526,200     11,385,453
Compton Petroleum Corp.                            CAD  1,284,600     11,632,859
Denbury Resources, Inc.                                   156,100      4,284,945
EnCana Corp. 1                                     CAD    203,400     11,611,701
EOG Resources, Inc. 1                                     116,600      8,320,576
Forest Oil Corp.                                          705,000     22,362,600
Precision Drilling Corp.                                  179,500     11,272,600
Progress Energy Trust 1                            CAD  1,269,274     14,322,568
Talisman Energy, Inc. 1                            CAD    625,000     16,874,974
Western Oil Sands, Inc., Class A                   CAD    606,000     21,166,882
--------------------------------------------------------------------------------
                                                                     136,421,158
OIL -- INTEGRATED INTERNATIONAL -- 4.7%
Exxon Mobil Corp. 1                                       170,200      8,724,452
Paramount Resources Ltd.                           CAD    922,800     20,718,040
--------------------------------------------------------------------------------
                                                                      29,442,492
PAPER -- 1.6%
Fraser Papers, Inc.                                CAD    761,400      9,888,064
--------------------------------------------------------------------------------
                                                                       9,888,064
STEEL -- 3.4%
Steel Dynamics, Inc. 1                                    226,300      8,572,244
United States Steel Corp. 1                               243,400     12,474,250
--------------------------------------------------------------------------------
                                                                      21,046,494

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $470,731,638)                              565,914,057
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.2%
BlackRock Liquidity Funds TempCash
  Portfolio 7                                                         31,430,617
BlackRock Liquidity Funds TempFund
  Portfolio 7                                                         26,636,442
PNC Bank Money Market Account 9                                           20,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $58,087,059)                       58,087,059
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.3% (Cost $528,818,697)                       624,001,116
--------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.7%                                              4,510,965
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $628,512,081
--------------------------------------------------------------------------------


See notes to Schedule of Investments on page 94.
The accompanying notes are an integral part of these financial statements.


90 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS -- RS PARTNERS FUND
--------------------------------------------------------------------------------


December 31, 2004                 Foreign Currency 2     Shares            Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 86.5%
AUTO PARTS -- AFTER MARKET -- 0.8%
Commercial Vehicle Group, Inc.                          764,500   $   16,689,035
--------------------------------------------------------------------------------
                                                                      16,689,035
BANKS -- OUTSIDE NEW YORK CITY -- 0.9%
Franklin Bank Corp.                                     945,700       17,259,025
--------------------------------------------------------------------------------
                                                                      17,259,025
CABLE TELEVISION SERVICES -- 2.2%
Liberty Media International, Inc.,
  Class A                                               956,662       44,226,484
--------------------------------------------------------------------------------
                                                                      44,226,484
CASINOS & GAMBLING -- 2.7%
Magna Entertainment Corp., Class A                    1,361,100        8,193,822
Scientific Games Corp., Class A                       1,970,000       46,964,800
--------------------------------------------------------------------------------
                                                                      55,158,622
CHEMICALS -- 2.3%
Nalco Holding Co.                                     2,427,450       47,383,824
--------------------------------------------------------------------------------
                                                                      47,383,824
COAL -- 4.2%
Fording Canadian Coal Trust 1                    CAD    672,400       52,006,266
Peabody Energy Corp. 1                                  420,500       34,022,655
--------------------------------------------------------------------------------
                                                                      86,028,921
COMMUNICATIONS TECHNOLOGY -- 2.0%
WebEx Communications, Inc.                            1,696,700       40,347,526
--------------------------------------------------------------------------------
                                                                      40,347,526
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 1.2%
Acxiom Corp. 1                                          945,000       24,853,500
--------------------------------------------------------------------------------
                                                                      24,853,500
CONSUMER ELECTRONICS -- 2.5%
DoubleClick, Inc. 8                                   6,535,000       50,842,300
--------------------------------------------------------------------------------
                                                                      50,842,300
CONSUMER PRODUCTS -- 0.8%
American Greetings Corp., Class A 1                     663,700       16,824,795
--------------------------------------------------------------------------------
                                                                      16,824,795
DIVERSIFIED -- 1.0%
Onex Corp. 1                                     CAD  1,241,500       20,464,571
--------------------------------------------------------------------------------
                                                                      20,464,571
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
U.S.I. Holdings Corp.                                 1,561,800       18,070,026
--------------------------------------------------------------------------------
                                                                      18,070,026
EDUCATION SERVICES -- 3.4%
Corinthian Colleges, Inc.                             1,587,400       29,914,553
ITT Educational Services, Inc.                          840,600       39,970,530
--------------------------------------------------------------------------------
                                                                      69,885,083
FINANCE -- SMALL LOANS -- 0.2%
Nelnet, Inc., Class A                                   152,000        4,093,360
--------------------------------------------------------------------------------
                                                                       4,093,360
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 2.5%
John H. Harland Co. 1,8                               1,396,000       50,395,600
--------------------------------------------------------------------------------
                                                                      50,395,600


December 31, 2004                 Foreign Currency 2     Shares            Value
--------------------------------------------------------------------------------
FOODS -- 0.9%
NBTY, Inc.                                              785,600   $   18,862,256
--------------------------------------------------------------------------------
                                                                      18,862,256
FOREST PRODUCTS -- 1.1%
West Fraser Timber Co. Ltd. 1                    CAD    550,200       22,133,823
--------------------------------------------------------------------------------
                                                                      22,133,823
GOLD -- 1.8%
Kinross Gold Corp.                               CAD  5,303,100       37,400,321
--------------------------------------------------------------------------------
                                                                      37,400,321
HEALTH CARE FACILITIES -- 2.5%
Kindred Healthcare, Inc.                              1,725,900       51,690,705
--------------------------------------------------------------------------------
                                                                      51,690,705
HEALTH CARE MANAGEMENT SERVICES -- 2.9%
AMERIGROUP Corp.                                        464,500       35,144,070
Centene Corp.                                           844,000       23,927,400
--------------------------------------------------------------------------------
                                                                      59,071,470
HEALTH CARE SERVICES -- 0.6%
VistaCare, Inc., Class A                                764,824       12,719,023
--------------------------------------------------------------------------------
                                                                      12,719,023
HOMEBUILDING -- 2.9%
Desarrolladora Homex S.A. de C.V.,
  ADR 3                                               2,034,500       48,115,925
Standard Pacific Corp. 1                                180,000       11,545,200
--------------------------------------------------------------------------------
                                                                      59,661,125
HOTEL/MOTEL -- 0.2%
Great Wolf Resorts, Inc.                                191,900        4,287,046
--------------------------------------------------------------------------------
                                                                       4,287,046
HOUSEHOLD FURNISHINGS -- 0.7%
Select Comfort Corp.                                    791,100       14,192,334
--------------------------------------------------------------------------------
                                                                      14,192,334
INSURANCE -- LIFE -- 1.1%
Scottish Re Group Ltd. 1                                855,300       22,152,270
--------------------------------------------------------------------------------
                                                                      22,152,270
INSURANCE -- PROPERTY & CASUALTY -- 2.0%
Affirmative Insurance Holdings, Inc. 1,8                860,300       14,487,452
Endurance Specialty Holdings Ltd. 1                     790,200       27,024,840
--------------------------------------------------------------------------------
                                                                      41,512,292
MACHINERY -- AGRICULTURAL -- 1.3%
AGCO Corp.                                            1,219,600       26,697,044
--------------------------------------------------------------------------------
                                                                      26,697,044
MACHINERY -- SPECIALTY -- 0.7%
Bucyrus International, Inc., Class A 1                  365,650       14,860,016
--------------------------------------------------------------------------------
                                                                      14,860,016
MEDICAL SERVICES -- 1.8%
Magellan Health Services, Inc.                        1,050,000       35,868,000
--------------------------------------------------------------------------------
                                                                      35,868,000
METALS & MINERALS -- MISCELLANEOUS -- 3.0%
LionOre Mining International Ltd.                CAD  2,996,500       17,156,441
Wheaton River Minerals Ltd.                      CAD 13,286,000       43,246,171
--------------------------------------------------------------------------------
                                                                      60,402,612


                                See notes to Schedule of Investments on page 94.
      The accompanying notes are an integral part of these financial statements.


                                                      WWW.RSINVESTMENTS.COM | 91

SCHEDULE OF INVESTMENTS - RS PARTNERS FUND
                               (Continued)
--------------------------------------------------------------------------------


December 31, 2004                 Foreign Currency 2     Shares            Value
--------------------------------------------------------------------------------
MISCELLANEOUS CONSUMER STAPLES -- 2.5%
Coinmach Service Corp.                                1,769,200   $   24,238,040
Herbalife Ltd.                                        1,656,500       26,918,125
--------------------------------------------------------------------------------
                                                                      51,156,165
MULTI-SECTOR COMPANIES -- 1.5%
GenCorp, Inc.1                                        1,656,700       30,764,919
--------------------------------------------------------------------------------
                                                                      30,764,919
OIL -- CRUDE PRODUCERS -- 2.4%
Compton Petroleum Corp.                          CAD  5,460,300       49,446,443
--------------------------------------------------------------------------------
                                                                      49,446,443
OIL -- INTEGRATED INTERNATIONAL -- 0.5%
Paramount Resources Ltd.                         CAD    489,600       10,992,146
--------------------------------------------------------------------------------
                                                                      10,992,146
PAPER -- 0.4%
Fraser Papers, Inc.                              CAD    589,740        7,658,769
--------------------------------------------------------------------------------
                                                                       7,658,769
REAL ESTATE -- 2.7%
MI Developments, Inc., Class A1                       1,373,500       41,438,495
WCI Communities, Inc.                                   450,100       13,232,940
--------------------------------------------------------------------------------
                                                                      54,671,435
REAL ESTATE INVESTMENT TRUSTS -- 5.0%
BioMed Realty Trust, Inc. 1,8                         1,818,000       40,377,780
Digital Realty Trust, Inc. 1,8                        1,565,000       21,080,550
Ventas, Inc. 1                                        1,507,200       41,312,352
--------------------------------------------------------------------------------
                                                                     102,770,682
RESTAURANTS -- 2.3%
Triarc Cos., Inc., Class B 1,8                        3,807,000       46,673,820
--------------------------------------------------------------------------------
                                                                      46,673,820
RETAIL -- 5.9%
Blockbuster, Inc., Class A 1                          1,508,100       14,387,274
Dollar Tree Stores, Inc.                              1,955,000       56,069,400
Fred's, Inc. 1                                        1,606,900       27,960,060
The Gymboree Corp. 8                                  1,790,700       22,956,774
--------------------------------------------------------------------------------
                                                                     121,373,508
SCIENTIFIC EQUIPMENT & SUPPLIERS -- 1.0%
Varian, Inc.                                            494,100       20,263,041
--------------------------------------------------------------------------------
                                                                      20,263,041
SERVICES -- COMMERCIAL -- 3.4%
Gevity HR, Inc. 1,8                                   1,401,100       28,806,616
Sirva, Inc.                                           2,080,000       39,977,600
--------------------------------------------------------------------------------
                                                                      68,784,216
STEEL -- 1.9%
Steel Dynamics, Inc. 1                                1,021,749       38,703,852
--------------------------------------------------------------------------------
                                                                      38,703,852
TEXTILES -- APPAREL MANUFACTURERS -- 3.8%
Carter's, Inc.                                          815,650       27,723,944
Kellwood Co. 1,8                                      1,472,000       50,784,000
--------------------------------------------------------------------------------
                                                                      78,507,944
UTILITIES -- CABLE TV & RADIO -- 2.1%
UnitedGlobalCom, Inc., Class A                        4,493,800       43,410,108
--------------------------------------------------------------------------------
                                                                      43,410,108

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,368,428,279)                          1,769,210,057
--------------------------------------------------------------------------------


December 31, 2004                                                          Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.1%
BlackRock Liquidity Funds TempCash
  Portfolio 7                                                     $  104,174,189
BlackRock Liquidity Funds TempFund
  Portfolio 7                                                        104,084,189
PNC Bank Money Market Account 9                                       99,952,401
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $308,210,779)                     308,210,779
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.6% (Cost $1,676,639,058)                  2,077,420,836
--------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (1.6)%                                    (32,964,278)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $2,044,456,558
--------------------------------------------------------------------------------


See notes to Schedule of Investments on page 94.
The accompanying notes are an integral part of these financial statements.


92 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS -- RS VALUE FUND
    (Formerly RS Contrarian Value Fund)
--------------------------------------------------------------------------------


December 31, 2004                   Foreign Currency 2     Shares          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 86.3%
ADVERTISING AGENCIES -- 1.5%
The Interpublic Group of Companies,
  Inc.                                                    700,000   $  9,380,000
--------------------------------------------------------------------------------
                                                                       9,380,000
AGRICULTURE -- FISHING & RANCHING -- 1.8%
Agrium, Inc. 1                                     CAD    660,000     11,154,697
--------------------------------------------------------------------------------
                                                                      11,154,697
ALUMINUM -- 3.9%
Alcan, Inc. 1                                             505,570     24,793,153
--------------------------------------------------------------------------------
                                                                      24,793,153
CABLE TELEVISION SERVICES -- 2.6%
Liberty Media Corp., Class A                            1,035,000     11,364,300
Liberty Media International, Inc.,
  Class A                                                 104,166      4,815,594
--------------------------------------------------------------------------------
                                                                      16,179,894
CASINOS & GAMBLING -- 1.8%
Scientific Games Corp., Class A                           475,000     11,324,000
--------------------------------------------------------------------------------
                                                                      11,324,000
CHEMICALS -- 1.8%
Nalco Holding Co.                                         575,150     11,226,928
--------------------------------------------------------------------------------
                                                                      11,226,928
COAL -- 4.8%
Peabody Energy Corp. 1                                    222,840     18,029,984
XStrata PLC 1                                      GBP    686,000     12,274,930
--------------------------------------------------------------------------------
                                                                      30,304,914
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 1.5%
BMC Software, Inc.                                        497,700      9,257,220
--------------------------------------------------------------------------------
                                                                       9,257,220
CONSUMER PRODUCTS -- 0.8%
American Greetings Corp., Class A 1                       199,000      5,044,650
--------------------------------------------------------------------------------
                                                                       5,044,650
DRUGS & PHARMACEUTICALS -- 2.3%
Barr Pharmaceuticals, Inc.                                318,000     14,481,720
--------------------------------------------------------------------------------
                                                                      14,481,720
EDUCATION SERVICES -- 2.9%
Career Education Corp.                                    235,000      9,400,000
ITT Educational Services, Inc.                            182,300      8,668,365
--------------------------------------------------------------------------------
                                                                      18,068,365
FINANCE -- SMALL LOANS -- 0.2%
Nelnet, Inc., Class A                                      41,900      1,128,367
--------------------------------------------------------------------------------
                                                                       1,128,367
FINANCIAL -- MISCELLANEOUS -- 1.9%
Corporacion GEO S.A. de C.V.,
  Series B                                         MXP  6,058,000     12,119,261
--------------------------------------------------------------------------------
                                                                      12,119,261
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 2.2%
SunGard Data Systems, Inc.                                494,000     13,995,020
--------------------------------------------------------------------------------
                                                                      13,995,020
FOODS -- 0.9%
NBTY, Inc.                                                238,500      5,726,385
--------------------------------------------------------------------------------
                                                                       5,726,385


December 31, 2004                   Foreign Currency 2     Shares          Value
--------------------------------------------------------------------------------
GOLD -- 1.2%
Kinross Gold Corp.                                 CAD  1,064,300   $  7,506,018
--------------------------------------------------------------------------------
                                                                       7,506,018
HEALTH CARE FACILITIES -- 2.4%
Kindred Healthcare, Inc.                                  508,800     15,238,560
--------------------------------------------------------------------------------
                                                                      15,238,560
HEALTH CARE MANAGEMENT SERVICES -- 2.3%
PacifiCare Health Systems, Inc.                           258,100     14,587,812
--------------------------------------------------------------------------------
                                                                      14,587,812
HOMEBUILDING -- 2.0%
Pulte Homes, Inc. 1                                       102,000      6,507,600
Toll Brothers, Inc.                                        85,400      5,859,294
--------------------------------------------------------------------------------
                                                                      12,366,894
INSURANCE -- MULTI-LINE -- 2.0%
Assurant, Inc. 1                                          413,800     12,641,590
--------------------------------------------------------------------------------
                                                                      12,641,590
INSURANCE -- PROPERTY & CASUALTY -- 4.0%
Endurance Specialty Holdings Ltd. 1                       365,600     12,503,520
The PMI Group, Inc. 1                                     296,300     12,370,525
--------------------------------------------------------------------------------
                                                                      24,874,045
MEDICAL SERVICES -- 1.7%
Magellan Health Services, Inc.                            316,000     10,794,560
--------------------------------------------------------------------------------
                                                                      10,794,560
METALS & MINERALS -- MISCELLANEOUS -- 3.6%
Ivanhoe Nickel & Platinum Ltd. 4,5                        698,422      5,587,376
Teck Cominco Ltd., Class B 1                       CAD    312,400      9,626,347
Wheaton River Minerals Ltd.                        CAD  2,304,300      7,500,538
--------------------------------------------------------------------------------
                                                                      22,714,261
MISCELLANEOUS CONSUMER STAPLES -- 1.2%
Herbalife Ltd.                                            473,100      7,687,875
--------------------------------------------------------------------------------
                                                                       7,687,875
OIL -- CRUDE PRODUCERS -- 4.5%
Talisman Energy, Inc. 1                            CAD    473,000     12,770,980
Western Oil Sands, Inc., Class A                   CAD    437,000     15,263,907
--------------------------------------------------------------------------------
                                                                      28,034,887
REAL ESTATE -- 3.2%
MI Developments, Inc., Class A 1                           30,800        929,236
The St. Joe Co. 1                                         296,000     19,003,200
--------------------------------------------------------------------------------
                                                                      19,932,436
REAL ESTATE INVESTMENT TRUSTS -- 1.9%
GMH Communities Trust 1                                   845,000     11,914,500
--------------------------------------------------------------------------------
                                                                      11,914,500
RESTAURANTS -- 2.5%
Yum! Brands, Inc. 1                                       330,000     15,569,400
--------------------------------------------------------------------------------
                                                                      15,569,400
RETAIL -- 10.6%
Blockbuster, Inc., Class A 1                            1,440,000     13,737,600
Dollar General Corp. 1                                    606,000     12,586,620
Dollar Tree Stores, Inc.                                  592,000     16,978,560
Family Dollar Stores, Inc. 1                              409,000     12,773,070
Federated Department Stores, Inc. 1                       186,800     10,795,172
--------------------------------------------------------------------------------
                                                                      66,871,022


                                See notes to Schedule of Investments on page 94.
      The accompanying notes are an integral part of these financial statements.


                                                      WWW.RSINVESTMENTS.COM | 93

SCHEDULE OF INVESTMENTS -- RS VALUE FUND
(Formerly RS Contrarian Value Fund) (Continued)
--------------------------------------------------------------------------------


December 31, 2004                                          Shares          Value
--------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT & SUPPLIERS -- 1.0%
Varian, Inc.                                              146,700   $  6,016,167
--------------------------------------------------------------------------------
                                                                       6,016,167
SERVICES -- COMMERCIAL -- 1.9%
Sirva, Inc.                                               640,000     12,300,800
--------------------------------------------------------------------------------
                                                                      12,300,800
STEEL -- 1.8%
United States Steel Corp. 1                               226,600     11,613,250
--------------------------------------------------------------------------------
                                                                      11,613,250
TEXTILES -- APPAREL MANUFACTURERS -- 2.3%
Kellwood Co. 1                                            420,000     14,490,000
--------------------------------------------------------------------------------
                                                                      14,490,000
UTILITIES -- CABLE TV & RADIO -- 5.3%
Cablevision Systems New York Group,
  Class A                                                 610,000     15,189,000
UnitedGlobalCom, Inc., Class A                          1,859,000     17,957,940
--------------------------------------------------------------------------------
                                                                      33,146,940

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $451,622,214)                              542,485,591
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.4%
BlackRock Liquidity Funds TempCash
  Portfolio 7                                                         32,208,883
BlackRock Liquidity Funds TempFund
  Portfolio 7                                                         32,174,883
PNC Bank Money Market Account 9                                       32,404,785
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $96,788,551)                       96,788,551
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.7% (Cost $548,410,765)                      639,274,142
--------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (1.7)%                                    (10,687,696)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $628,586,446
--------------------------------------------------------------------------------


1 Income-producing security.

2 Foreign-denominated  security:  CAD -- Canadian Dollar,  GBP -- British Pound,
  MXP -- Mexican Peso.

3 ADR -- American Depository Receipt.

4 Fair value security. See 1a in Notes to Financial Statements.

5 Restricted security. See 5c in Notes to Financial Statements.

6 See 5d in Notes to Financial Statements.

7 Money market fund registered under the Investment Company Act of 1940.

8 Affiliated issuer. See 3d in Notes to Financial Statements.

9 Money  market  deposit  account  insured  by  the  Federal  Deposit  Insurance
  Corporation up to $100,000.

The accompanying notes are an integral part of these financial statements.


94 | CALL 1-800-766-FUND

                       This page left blank intentionally.




                                                      WWW.RSINVESTMENTS.COM | 95

FINANCIAL INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2004
All numbers in thousands except for Pricing of Shares section
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              RS                 RS
                                                                                     DIVERSIFIED           EMERGING               RS
                                                                                          GROWTH             GROWTH           GROWTH
ASSETS
Investments, at value                                                               $    949,247     $    1,412,899     $    217,369
Receivable for investments sold                                                           12,379              1,391              879
Receivable for fund shares subscribed                                                      3,912              1,078               80
Dividends/interest receivable                                                                398                130              166
Prepaid expenses                                                                              37                 55                7
Other assets                                                                                 152                298               40
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             966,125          1,415,851          218,541
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                                          5,377              1,508              108
Payable for fund shares redeemed                                                           5,147             11,860              681
Payable to adviser                                                                           786              1,134               12
Payable to distributor                                                                       198                295               46
Deferred trustees' compensation                                                              152                298               40
Accrued expenses/other liabilities                                                           654                978              149
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                         12,314             16,073            1,036
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $    953,811     $    1,399,778     $    217,505
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                                        1,064,974          2,718,091          171,514
Accumulated undistributed net investment income/(loss)                                        --                 --               --
Accumulated net realized gain/(loss) from investments and foreign currency
  transactions                                                                          (276,751)        (1,671,448)           7,545
Net unrealized appreciation/(depreciation) on investments and translation of
  assets and liabilities in foreign currencies                                           165,588            353,135           38,446
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $    953,811     $    1,399,778     $    217,505
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                $    783,694     $    1,059,845     $    178,934
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share                           $      22.69     $        32.36     $      16.66
Net Assets                                                                          $953,810,859     $1,399,777,842     $217,505,480
Shares of beneficial interest outstanding with no par value                           42,030,582         43,256,509       13,051,726

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2004
All numbers in thousands except for Pricing of Shares section
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             THE                                 RS
                                                                                     INFORMATION       RS INTERNET           MIDCAP
                                                                                     AGE FUND(R)       AGE FUND(R)    OPPORTUNITIES
ASSETS
Investments, at value                                                               $    132,827      $    106,787     $    207,668
Receivable for investments sold                                                              164               140            1,601
Receivable for fund shares subscribed                                                         32                43              240
Dividends/interest receivable                                                                 10                 2               48
Prepaid expenses                                                                               7                 4                5
Other assets                                                                                  25                15               24
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             133,065           106,991          209,586
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                                             --                --              617
Payable for fund shares redeemed                                                             309               385              138
Payable to adviser                                                                           112                90               88
Payable to distributor                                                                        28                23               40
Deferred trustees' compensation                                                               25                15               24
Accrued expenses/other liabilities                                                           140               111              125
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                            614               624            1,032
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $    132,451      $    106,367     $    208,554
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                                          113,665           218,554          212,579
Accumulated undistributed net investment income/(loss)                                        --                --               --
Accumulated net realized gain/(loss) from investments and foreign currency
  transactions                                                                           (20,596)         (145,421)         (35,429)
Net unrealized appreciation/(depreciation) on investments and translation of
  assets and liabilities in foreign currencies                                            39,382            33,234           31,404
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $    132,451      $    106,367     $    208,554
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                $     93,449      $     73,556     $    176,269
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share                           $      16.02      $       7.19     $      12.18
Net Assets                                                                          $132,451,398      $106,367,483     $208,553,697
Shares of beneficial interest outstanding with no par value                            8,268,786        14,783,811       17,128,203

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2004
All numbers in thousands except for Pricing of Shares section
------------------------------------------------------------------------------------------------------------------
                                                                                              RS                RS
                                                                                         SMALLER            GLOBAL
                                                                                         COMPANY           NATURAL
                                                                                          GROWTH         RESOURCES
ASSETS
Investments, at value                                                               $    213,931      $    624,001
Receivable for investments sold                                                              150                --
Receivable for fund shares subscribed                                                        592             6,673
Dividends/interest receivable                                                                 83             1,059
Prepaid expenses                                                                               7                 6
Other assets                                                                                  29                24
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             214,792           631,763
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                                             63             1,788
Payable for fund shares redeemed                                                             564               535
Payable to adviser                                                                           175               481
Payable to distributor                                                                        44               125
Deferred trustees' compensation                                                               29                24
Accrued expenses/other liabilities                                                           150               298
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                          1,025             3,251
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $    213,767      $    628,512
------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                                          153,894           527,299
Accumulated undistributed net investment income/(loss)                                        --            (2,226)
Accumulated net realized gain/(loss) from investments and foreign currency
  transactions                                                                            12,316             8,251
Net unrealized appreciation/(depreciation) on investments and translation of
  assets and liabilities in foreign currencies                                            47,557            95,188
------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $    213,767      $    628,512
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                $    166,381      $    528,819
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share                           $      22.57      $      24.72
Net Assets                                                                          $213,766,643      $628,512,081
Shares of beneficial interest outstanding with no par value                            9,472,644        25,426,512


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2004
All numbers in thousands except for Pricing of Shares section
--------------------------------------------------------------------------------------------------------------------


                                                                                                RS                RS
                                                                                          PARTNERS             VALUE
ASSETS
Investments, at value                                                               $    2,077,421      $    639,274
Receivable for investments sold                                                              2,762                --
Receivable for fund shares subscribed                                                        1,930             8,258
Dividends/interest receivable                                                                2,563               519
Prepaid expenses                                                                                35                12
Other assets                                                                                   111                36
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             2,084,822           648,099
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                                           34,949            18,318
Payable for fund shares redeemed                                                             2,404               451
Payable to adviser                                                                           1,310               331
Payable to distributor                                                                         424               121
Deferred trustees' compensation                                                                111                36
Accrued expenses/other liabilities                                                           1,167               256
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                           40,365            19,513
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $    2,044,457      $    628,586
--------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                                          1,545,840           593,948
Accumulated undistributed net investment income/(loss)                                         (95)           (2,601)
Accumulated net realized gain/(loss) from investments and foreign currency
  transactions                                                                              97,902           (53,635)
Net unrealized appreciation/(depreciation) on investments and translation of
  assets and liabilities in foreign currencies                                             400,810            90,874
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $    2,044,457      $    628,586
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                                $    1,676,639      $    548,411
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share                           $        34.77      $      21.99
Net Assets                                                                          $2,044,456,558      $628,586,446
Shares of beneficial interest outstanding with no par value                             58,801,125        28,579,193

The accompanying notes are an integral part of these financial statements.

96 | CALL 1-800-766-FUND                              WWW.RSINVESTMENTS.COM | 97

FINANCIAL INFORMATION
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended December 31, 2004
All numbers in thousands
---------------------------------------------------------------------------------------------------------------------------

                                                                                           RS             RS
                                                                                  DIVERSIFIED       EMERGING            RS
                                                                                       GROWTH         GROWTH        GROWTH
INVESTMENT INCOME
Interest                                                                             $    107       $    560       $    68
Dividends                                                                               3,328          1,187         1,986
Dividends-affiliated issuers                                                               51             --            --
Withholding taxes on foreign dividends                                                     --             --           (30)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                 3,486          1,747         2,024
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                                9,882         14,655         2,132
Distribution fees                                                                       2,471          3,676           540
Transfer agent fees                                                                     1,920          2,712           305
Custodian fees                                                                            160            172            30
Accounting/administrative service fees                                                    700          1,031           158
Shareholder reports                                                                       468            743           366
Professional fees                                                                         205            295            48
Registration fees                                                                          70             64            32
Interest expense                                                                           16             --            --
Trustees' fees and expenses                                                                80            131            18
Other expense                                                                              78            129            15
---------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                         16,050         23,608         3,644
---------------------------------------------------------------------------------------------------------------------------
Less:  Expense waiver by adviser                                                          (31)           (36)         (424)
Expense offsets for securities lending fees and other waivers                            (356)          (162)           --
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                    15,663         23,410         3,220
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                          (12,177)       (21,663)       (1,196)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
  ON INVESTMENTS
Net realized gain/(loss) from investments and foreign currency transactions               274        210,520        27,330
Net change in unrealized appreciation/(depreciation) on investments and on
  translation of assets and liabilities in foreign currencies                          11,843          3,584        (1,757)
---------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS                                                         12,117        214,104        25,573
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $    (60)      $192,441       $24,377
---------------------------------------------------------------------------------------------------------------------------


FINANCIAL INFORMATION
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended December 31, 2004
All numbers in thousands
----------------------------------------------------------------------------------------------------------------------------------

                                                                                          THE                RS                RS
                                                                                  INFORMATION          INTERNET            MIDCAP
                                                                                  AGE FUND(R)       AGE FUND(R)     OPPORTUNITIES
INVESTMENT INCOME
Interest                                                                             $     44           $    34           $   125
Dividends                                                                                 212                 5               842
Dividends-affiliated issuers                                                               --                --                --
Withholding taxes on foreign dividends                                                     --                --                (8)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                   256                39               959
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                                1,700             1,147             1,548
Distribution fees                                                                         425               287               392
Transfer agent fees                                                                       275               275               180
Custodian fees                                                                             46                31                35
Accounting/administrative service fees                                                    125                86               115
Shareholder reports                                                                        92                62               204
Professional fees                                                                          43                28                39
Registration fees                                                                          40                41                36
Interest expense                                                                            7                --                --
Trustees' fees and expenses                                                                14                 9                12
Other expense                                                                              14                 9                10
----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                          2,781             1,975             2,571
----------------------------------------------------------------------------------------------------------------------------------
Less:  Expense waiver by adviser                                                           (5)               (3)             (236)
Expense offsets for securities lending fees and other waivers                             (20)              (16)               (5)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                     2,756             1,956             2,330
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                           (2,500)           (1,917)           (1,371)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
  ON INVESTMENTS
Net realized gain/(loss) from investments and foreign currency transactions            16,610             3,717            14,091
Net change in unrealized appreciation/(depreciation) on investments and on
  translation of assets and liabilities in foreign currencies                         (11,983)            3,534             5,475
----------------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS                                                          4,627             7,251            19,566
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $  2,127           $ 5,334           $18,195
----------------------------------------------------------------------------------------------------------------------------------


FINANCIAL INFORMATION
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended December 31, 2004
All numbers in thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     RS            RS
                                                                                SMALLER        GLOBAL
                                                                                COMPANY       NATURAL              RS          RS
                                                                                 GROWTH     RESOURCES        PARTNERS       VALUE
INVESTMENT INCOME
Interest                                                                        $   126      $    452        $  2,332      $    506
Dividends                                                                           432         4,424           8,655         2,780
Dividends-affiliated issuers                                                         --            --           2,504            --
Withholding taxes on foreign dividends                                               --          (508)           (691)         (152)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                             558         4,368          12,800         3,134
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                          2,034         3,305          14,283         3,678
Distribution fees                                                                   509           826           3,571           935
Transfer agent fees                                                                 270           450           2,310           455
Custodian fees                                                                       59           117             254            77
Accounting/administrative service fees                                              149           238             984           267
Shareholder reports                                                                  97           118           1,407           486
Professional fees                                                                    47            65             282            82
Registration fees                                                                    52            96             218            55
Interest expense                                                                     --            --              --             1
Trustees' fees and expenses                                                          16            19              88            25
Other expense                                                                        13            12              59            22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                    3,246         5,246          23,456         6,083
------------------------------------------------------------------------------------------------------------------------------------
Less:  Expense waiver by adviser                                                     (6)         (301)         (2,187)         (516)
Expense offsets for securities lending fees and other waivers                       (11)           --              --            --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                               3,229         4,945          21,269         5,567
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                     (2,671)         (577)         (8,469)       (2,433)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
  ON INVESTMENTS
Net realized gain/(loss) from investments and foreign currency transactions      27,048        37,838         178,143        57,832
Net change in unrealized appreciation/(depreciation) on investments and on
  translation of assets and liabilities in foreign currencies                     2,119        75,587         254,628        45,867
------------------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS                                                   29,167       113,425         432,771       103,699
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $26,496      $112,848        $424,302      $101,266
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


98 | CALL 1-800-766-FUND                              WWW.RSINVESTMENTS.COM | 99

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

-----------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
All numbers in thousands
-------------------------------------------------------------------------------------------------------------
                                                                                    RS DIVERSIFIED GROWTH
                                                                                -----------------------------
                                                                                      For the         For the
                                                                                   Year Ended      Year Ended
                                                                                Dec. 31, 2004   Dec. 31, 2003
OPERATIONS
Net investment income/(loss)                                                        $ (12,177)     $   (6,917)
Net realized gain/(loss) from investments and foreign currency transactions               274         165,322
Net realized gain/(loss) from securities sold short and options written                    --             466
Net change in unrealized appreciation/(depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                   11,843         197,383
-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                               (60)        356,254
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --              --
Realized gain on investments and securities sold short                                     --              --
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        --              --
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                                         417,648         701,112
Proceeds from shares issued upon merger 1                                                  --              --
Reinvestment of distributions                                                              --              --
Cost of shares redeemed                                                              (553,375)       (538,582)
-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                          (135,727)        162,530
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                (135,787)        518,784
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                                 1,089,598         570,814
End of Period                                                                      $  953,811      $1,089,598
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                           $       --      $       (9)
-------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                   19,123          39,922
Issued upon merger 1                                                                       --              --
Reinvested                                                                                 --              --
Redeemed                                                                              (25,821)        (31,509)
-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                (6,698)          8,413
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
All numbers in thousands
-------------------------------------------------------------------------------------------------------------
                                                                                     RS EMERGING GROWTH
                                                                                -----------------------------
                                                                                      For the         For the
                                                                                   Year Ended      Year Ended
                                                                                Dec. 31, 2004   Dec. 31, 2003
OPERATIONS
Net investment income/(loss)                                                       $  (21,663)    $   (20,030)
Net realized gain/(loss) from investments and foreign currency transactions           210,520         294,616
Net realized gain/(loss) from securities sold short and options written                    --              --
Net change in unrealized appreciation/(depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                    3,584         290,547
-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                           192,441         565,133
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --              --
Realized gain on investments and securities sold short                                     --              --
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        --              --
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                                         265,078       2,199,951
Proceeds from shares issued upon merger 1                                                  --          38,047
Reinvestment of distributions                                                              --              --
Cost of shares redeemed                                                              (671,040)     (2,497,606)
-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                          (405,962)       (259,608)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                (213,521)        305,525
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                                 1,613,299       1,307,774
End of Period                                                                      $1,399,778     $ 1,613,299
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                           $       --     $        --
-------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                    9,180         108,726
Issued upon merger 1                                                                       --           2,176
Reinvested                                                                                 --              --
Redeemed                                                                              (23,337)       (121,797)
-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                               (14,157)        (10,895)
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
All numbers in thousands
--------------------------------------------------------------------------------------------------------------
                                                                                           RS GROWTH
                                                                                ------------------------------
                                                                                      For the          For the
                                                                                   Year Ended       Year Ended
                                                                                Dec. 31, 2004    Dec. 31, 2003
OPERATIONS
Net investment income/(loss)                                                         $ (1,196)        $ (1,542)
Net realized gain/(loss) from investments and foreign currency transactions            27,330           37,704
Net realized gain/(loss) from securities sold short and options written                    --              110
Net change in unrealized appreciation/(depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                   (1,757)          33,816
--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                            24,377           70,088
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --               --
Realized gain on investments and securities sold short                                (30,348)          (6,358)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                   (30,348)          (6,358)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                                          14,865           56,550
Proceeds from shares issued upon merger 1                                                  --               --
Reinvestment of distributions                                                          29,600            6,192
Cost of shares redeemed                                                               (44,715)         (73,177)
--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                              (250)         (10,435)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                  (6,221)          53,295
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                                   223,726          170,431
End of Period                                                                        $217,505         $223,726
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                             $     --         $     --
--------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                      846            4,277
Issued upon merger 1                                                                       --               --
Reinvested                                                                              1,836              370
Redeemed                                                                               (2,550)          (5,503)
--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                   132             (856)
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
All numbers in thousands
----------------------------------------------------------------------------------------------------------------
                                                                                  THE INFORMATION AGE FUND(R)
                                                                                -------------------------------
                                                                                      For the           For the
                                                                                   Year Ended        Year Ended
                                                                                Dec. 31, 2004     Dec. 31, 2003
OPERATIONS
Net investment income/(loss)                                                        $  (2,500)        $  (2,204)
Net realized gain/(loss) from investments and foreign currency transactions            16,610            33,666
Net realized gain/(loss) from securities sold short and options written                    --                --
Net change in unrealized appreciation/(depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                  (11,983)           49,850
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                             2,127            81,312
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --                --
Realized gain on investments and securities sold short                                     --                --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        --                --
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                                          88,821           258,736
Proceeds from shares issued upon merger 1                                                  --                --
Reinvestment of distributions                                                              --                --
Cost of shares redeemed                                                              (200,453)         (148,446)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                          (111,632)          110,290
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                (109,505)          191,602
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                                   241,956            50,354
End of Period                                                                       $ 132,451         $ 241,956
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                            $      --         $      --
----------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                    5,730            21,924
Issued upon merger 1                                                                       --                --
Reinvested                                                                                 --                --
Redeemed                                                                              (13,666)          (12,392)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                (7,936)            9,532
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
All numbers in thousands
--------------------------------------------------------------------------------------------------------------
                                                                                    RS INTERNET AGE FUND(R)
                                                                                ------------------------------
                                                                                      For the          For the
                                                                                   Year Ended       Year Ended
                                                                                Dec. 31, 2004    Dec. 31, 2003
OPERATIONS
Net investment income/(loss)                                                         $ (1,917)        $ (1,430)
Net realized gain/(loss) from investments and foreign currency transactions             3,717           22,823
Net realized gain/(loss) from securities sold short and options written                    --              239
Net change in unrealized appreciation/(depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                    3,534           26,434
--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                             5,334           48,066
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --               --
Realized gain on investments and securities sold short                                     --               --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        --               --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                                          55,224          140,599
Proceeds from shares issued upon merger 1                                                  --               --
Reinvestment of distributions                                                              --               --
Cost of shares redeemed                                                               (80,159)         (97,756)
--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                           (24,935)          42,843
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                 (19,601)          90,909
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                                   125,968           35,059
End of Period                                                                        $106,367         $125,968
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                             $     --         $     (3)
--------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                    8,048           27,209
Issued upon merger 1                                                                       --               --
Reinvested                                                                                 --               --
Redeemed                                                                              (12,419)         (18,768)
--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                (4,371)           8,441
--------------------------------------------------------------------------------------------------------------

1 RS  Aggressive  Growth Fund  merged  with RS Emerging  Growth Fund on March 7, 2003.

The accompanying notes are an integral part of these financial statements.


100 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 101

FINANCIAL INFORMATION
--------------------------------------------------------------------------------


-----------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (Continued)
All numbers in thousands
-------------------------------------------------------------------------------------------------------------
                                                                                   RS MIDCAP OPPORTUNITIES
                                                                                -----------------------------
                                                                                      For the         For the
                                                                                   Year Ended      Year Ended
                                                                                Dec. 31, 2004   Dec. 31, 2003
OPERATIONS
Net investment income/(loss)                                                          $(1,371)       $   (822)
Net realized gain/(loss) from investments and
  foreign currency transactions                                                        14,091          19,477
Net realized gain from securities sold short and options written                           --              50
Net change in unrealized appreciation/(depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                    5,475          24,375
-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                            18,195          43,080
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --              --
Realized gain on investments and securities sold short                                     --              --
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        --              --
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                                         101,445          48,233
Reinvestment of distributions                                                              --              --
Cost of shares redeemed                                                               (52,233)        (38,673)
-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                            49,212           9,560
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                  67,407          52,640
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                                   141,147          88,507
End of Period                                                                        $208,554        $141,147
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                             $     --        $     (3)
-------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                    8,838           5,347
Reinvested                                                                                 --              --
Redeemed                                                                               (4,733)         (4,448)
-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                 4,105             899
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (Continued)
All numbers in thousands
-------------------------------------------------------------------------------------------------------------
                                                                                  RS SMALLER COMPANY GROWTH
                                                                                -----------------------------
                                                                                      For the         For the
                                                                                   Year Ended      Year Ended
                                                                                Dec. 31, 2004   Dec. 31, 2003
OPERATIONS
Net investment income/(loss)                                                         $ (2,671)      $  (2,251)
Net realized gain/(loss) from investments and
  foreign currency transactions                                                        27,048          18,759
Net realized gain from securities sold short and options written                           --              --
Net change in unrealized appreciation/(depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                    2,119          50,018
-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                            26,496          66,526
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --              --
Realized gain on investments and securities sold short                                (10,117)             --
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                   (10,117)             --
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                                         113,829         181,444
Reinvestment of distributions                                                           9,487              --
Cost of shares redeemed                                                              (126,075)       (157,164)
-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                            (2,759)         24,280
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                  13,620          90,806
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                                   200,147         109,341
End of Period                                                                       $ 213,767       $ 200,147
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                            $      --       $      --
-------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                    5,334          10,702
Reinvested                                                                                440              --
Redeemed                                                                               (6,026)         (9,524)
-------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                  (252)          1,178
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (Continued)
All numbers in thousands
--------------------------------------------------------------------------------------------------------------
                                                                                  RS GLOBAL NATURAL RESOURCES
                                                                                ------------------------------
                                                                                      For the          For the
                                                                                   Year Ended       Year Ended
                                                                                Dec. 31, 2004    Dec. 31, 2003
OPERATIONS
Net investment income/(loss)                                                        $    (577)       $     (80)
Net realized gain/(loss) from investments and
  foreign currency transactions                                                        37,838            7,064
Net realized gain from securities sold short and options written                           --               --
Net change in unrealized appreciation/(depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                   75,587           18,343
--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                           112,848           25,327
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                    (857)              --
Realized gain on investments and securities sold short                                (24,155)              --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                   (25,012)              --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                                         547,723          186,204
Reinvestment of distributions                                                          23,330               --
Cost of shares redeemed                                                              (172,853)        (107,818)
--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                           398,200           78,386
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                 486,036          103,713
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                                   142,476           38,763
End of Period                                                                       $ 628,512        $ 142,476
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                            $  (2,226)       $      --
--------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                   25,195           11,670
Reinvested                                                                              1,001               --
Redeemed                                                                               (8,180)          (7,125)
--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                18,016            4,545
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (Continued)
All numbers in thousands
---------------------------------------------------------------------------------------------------------------
                                                                                           RS PARTNERS
                                                                                -------------------------------
                                                                                      For the           For the
                                                                                   Year Ended        Year Ended
                                                                                Dec. 31, 2004     Dec. 31, 2003
OPERATIONS
Net investment income/(loss)                                                       $   (8,469)        $   1,057
Net realized gain/(loss) from investments and
  foreign currency transactions                                                       178,143            69,527
Net realized gain from securities sold short and options written                           --                --
Net change in unrealized appreciation/(depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                  254,628           138,252
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                           424,302           208,836
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                      --              (459)
Realized gain on investments and securities sold short                                (94,627)          (44,855)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                   (94,627)          (45,314)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                                       1,317,175           834,426
Reinvestment of distributions                                                          89,572            43,014
Cost of shares redeemed                                                              (544,580)         (301,814)
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                           862,167           575,626
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                               1,191,842           739,148
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                                   852,615           113,467
End of Period                                                                      $2,044,457         $ 852,615
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                           $      (95)        $      40
---------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                   43,620            35,833
Reinvested                                                                              2,677             1,641
Redeemed                                                                              (18,277)          (13,059)
---------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                28,020            24,415
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (Continued)
All numbers in thousands
--------------------------------------------------------------------------------------------------------------
                                                                                            RS VALUE
                                                                                ------------------------------
                                                                                      For the          For the
                                                                                   Year Ended       Year Ended
                                                                                Dec. 31, 2004    Dec. 31, 2003
OPERATIONS
Net investment income/(loss)                                                        $  (2,433)       $     856
Net realized gain/(loss) from investments and
  foreign currency transactions                                                        57,832           15,144
Net realized gain from securities sold short and options written                           --               --
Net change in unrealized appreciation/(depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                   45,867           65,542
--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                           101,266           81,542
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                    (783)              --
Realized gain on investments and securities sold short                                     --               --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                      (783)              --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                                         416,776          394,397
Reinvestment of distributions                                                             764               --
Cost of shares redeemed                                                              (263,228)        (160,064)
--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                           154,312          234,333
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                 254,795          315,875
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                                   373,791           57,916
End of Period                                                                       $ 628,586        $ 373,791
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                            $  (2,601)       $     783
--------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                                   21,615           28,578
Reinvested                                                                                 36               --
Redeemed                                                                              (15,021)         (12,274)
--------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                 6,630           16,304
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

102 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 103

FINANCIAL INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Distributions   Distributions
                                                            Net    Net Realized                       From Net        From Net
                               Net Asset Value,      Investment  and Unrealized          Total      Investment        Realized
                            Beginning of Period   Income/(Loss)     Gain/(Loss)     Operations          Income   Capital Gains

  RS DIVERSIFIED GROWTH
  Year Ended 12/31/04                    $22.36         $(0.29)        $   0.62       $   0.33         $    --         $    --
  Year Ended 12/31/03                     14.16          (0.14)            8.34           8.20              --              --
  Year Ended 12/31/02                     23.26          (0.19)          (8.91)         (9.10)              --              --
  Year Ended 12/31/01                     22.83          (0.18)            0.61           0.43              --              --
  Year Ended 12/31/00                     32.99          (0.25)          (8.69)         (8.94)              --          (1.22)
------------------------------------------------------------------------------------------------------------------------------
  RS EMERGING GROWTH
  Year Ended 12/31/04                    $28.10         $(0.50)        $   4.76       $   4.26         $    --         $    --
  Year Ended 12/31/03                     19.15          (0.35)            9.30           8.95              --              --
  Year Ended 12/31/02                     32.00          (0.34)         (12.51)        (12.85)              --              --
  Year Ended 12/31/01                     44.02          (0.29)         (11.73)        (12.02)              --              --
  Year Ended 12/31/00                     60.67          (0.47)         (14.74)        (15.21)              --          (1.44)
------------------------------------------------------------------------------------------------------------------------------
  RS GROWTH
  Year Ended 12/31/04                    $17.32         $(0.09)        $   2.07       $   1.98         $    --         $(2.64)
  Year Ended 12/31/03                     12.37          (0.12)            5.57           5.45              --          (0.50)
  Year Ended 12/31/02                     17.07          (0.15)           (4.55)        (4.70)              --              --
  Year Ended 12/31/01                     24.62          (0.21)           (4.80)        (5.01)              --          (2.54)
  Year Ended 12/31/00                     30.43          (0.33)           (3.14)        (3.47)              --          (2.34)
------------------------------------------------------------------------------------------------------------------------------
  THE INFORMATION AGE FUND(R)
  Year Ended 12/31/04                    $14.93         $(0.30)        $   1.39       $   1.09         $    --         $    --
  Year Ended 12/31/03                      7.55          (0.14)            7.52           7.38              --              --
  Year Ended 12/31/02                     14.53          (0.18)          (6.80)         (6.98)              --              --
  Year Ended 12/31/01                     19.01          (0.14)          (4.05)         (4.19)              --          (0.29)
  Year Ended 12/31/00                     35.79          (0.40)         (12.05)        (12.45)              --          (4.33)
------------------------------------------------------------------------------------------------------------------------------
  RS INTERNET AGE FUND(R)
  Year Ended 12/31/04                    $ 6.58         $(0.13)        $   0.74       $   0.61         $    --         $    --
  Year Ended 12/31/03                      3.27          (0.07)            3.38           3.31              --              --
  Year Ended 12/31/02                      5.76          (0.08)          (2.41)         (2.49)              --              --
  Year Ended 12/31/01                      6.53          (0.05)          (0.72)         (0.77)              --              --
  Year Ended 12/31/00                     12.18          (0.20)          (5.45)         (5.65)              --              --
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                                                            Net Ratio    Gross Ratio          Net Ratio of
                                 Net Asset                  Net Assets,   of Expenses    of Expenses        Net Investment
                                Value, End        Total          End of    to Average     to Average      Income/(Loss) to
                                 of Period       Return   Period (000s)  Net Assets 1     Net Assets  Average Net Assets 1

  RS DIVERSIFIED GROWTH
  Year Ended 12/31/04               $22.69        1.48%      $  953,811         1.58%          1.62%               (1.23)%
  Year Ended 12/31/03                22.36       57.91%       1,089,598         1.48%          1.63%               (0.92)%
  Year Ended 12/31/02                14.16     (39.12)%         570,814         1.50%          1.69%               (1.11)%
  Year Ended 12/31/01                23.26        1.88%         853,309         1.52%          1.71%               (1.03)%
  Year Ended 12/31/00                22.83     (26.91)%         567,888         1.51%          1.66%               (1.01)%
--------------------------------------------------------------------------------------------------------------------------
  RS EMERGING GROWTH
  Year Ended 12/31/04               $32.36       15.16%      $1,399,778         1.59%          1.61%               (1.47)%
  Year Ended 12/31/03                28.10       46.74%       1,613,299         1.49%          1.61%               (1.39)%
  Year Ended 12/31/02                19.15     (40.16)%       1,307,774         1.53%          1.68%               (1.35)%
  Year Ended 12/31/01                32.00     (27.31)%       2,473,783         1.37%          1.59%               (0.79)%
  Year Ended 12/31/00                44.02     (25.04)%       3,867,028         1.29%          1.50%               (0.82)%
--------------------------------------------------------------------------------------------------------------------------
  RS GROWTH
  Year Ended 12/31/04               $16.66       11.95%      $  217,505         1.49%          1.69%               (0.55)%
  Year Ended 12/31/03                17.32       44.24%         223,726         1.58%          1.65%               (0.81)%
  Year Ended 12/31/02                12.37     (27.53)%         170,431         1.62%          1.67%               (0.87)%
  Year Ended 12/31/01                17.07     (20.43)%         297,613         1.60%          1.61%               (0.96)%
  Year Ended 12/31/00                24.62     (11.09)%         482,194         1.53%          1.53%               (1.05)%
--------------------------------------------------------------------------------------------------------------------------
  THE INFORMATION AGE FUND(R)
  Year Ended 12/31/04               $16.02        7.30%      $  132,451         1.62%          1.64%               (1.47)%
  Year Ended 12/31/03                14.93       97.75%         241,956         1.57%          1.67%               (1.52)%
  Year Ended 12/31/02                 7.55     (48.04)%          50,354         1.74%          1.80%               (1.59)%
  Year Ended 12/31/01                14.53     (22.11)%         125,099         1.67%          1.70%               (0.87)%
  Year Ended 12/31/00                19.01     (35.09)%         201,820         1.54%          1.54%               (1.22)%
--------------------------------------------------------------------------------------------------------------------------
  RS INTERNET AGE FUND(R)
  Year Ended 12/31/04               $ 7.19        9.27%      $  106,367         1.70%          1.72%               (1.67)%
  Year Ended 12/31/03                 6.58      101.22%         125,968         1.82%          1.95%               (1.77)%
  Year Ended 12/31/02                 3.27     (43.23)%          35,059         2.08%          2.31%               (1.96)%
  Year Ended 12/31/01                 5.76     (11.79)%          69,069         1.85%          2.16%               (0.81)%
  Year Ended 12/31/00                 6.53     (46.39)%         100,281         1.78%          2.00%               (1.52)%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------
                                    Gross Ratio of
                                    Net Investment   Portfolio
                                  Income/(Loss) to    Turnover
                                Average Net Assets        Rate

  RS DIVERSIFIED GROWTH
  Year Ended 12/31/04                      (1.27)%        230%
  Year Ended 12/31/03                      (1.07)%        305%
  Year Ended 12/31/02                      (1.30)%        223%
  Year Ended 12/31/01                      (1.22)%        255%
  Year Ended 12/31/00                      (1.16)%        383%
--------------------------------------------------------------
  RS EMERGING GROWTH
  Year Ended 12/31/04                      (1.49)%        156%
  Year Ended 12/31/03                      (1.51)%        190%
  Year Ended 12/31/02                      (1.50)%        166%
  Year Ended 12/31/01                      (1.01)%        148%
  Year Ended 12/31/00                      (1.03)%        157%
--------------------------------------------------------------
  RS GROWTH
  Year Ended 12/31/04                      (0.75)%        163%
  Year Ended 12/31/03                      (0.88)%        262%
  Year Ended 12/31/02                      (0.92)%        346%
  Year Ended 12/31/01                      (0.97)%        172%
  Year Ended 12/31/00                      (1.05)%         71%
--------------------------------------------------------------
  THE INFORMATION AGE FUND(R)
  Year Ended 12/31/04                      (1.49)%        143%
  Year Ended 12/31/03                      (1.62)%        194%
  Year Ended 12/31/02                      (1.65)%        219%
  Year Ended 12/31/01                      (0.90)%        318%
  Year Ended 12/31/00                      (1.22)%        185%
--------------------------------------------------------------
  RS INTERNET AGE FUND(R)
  Year Ended 12/31/04                      (1.69)%        139%
  Year Ended 12/31/03                      (1.90)%        208%
  Year Ended 12/31/02                      (2.19)%        203%
  Year Ended 12/31/01                      (1.12)%        315%
  Year Ended 12/31/00                      (1.74)%        238%
--------------------------------------------------------------

See notes to Financial Highlights on page 107.
The accompanying notes are an integral part of these financial statements.

104 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 105

FINANCIAL INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Distributions   Distributions
                                                            Net    Net Realized                       From Net       From Net
                               Net Asset Value,      Investment  and Unrealized          Total      Investment        Realized
                            Beginning of Period   Income/(Loss)     Gain/(Loss)     Operations          Income   Capital Gains

  RS MIDCAP OPPORTUNITIES
  Year Ended 12/31/04                    $10.84         $(0.08)         $  1.42        $  1.34         $    --         $    --
  Year Ended 12/31/03                      7.30          (0.06)            3.60           3.54              --              --
  Year Ended 12/31/02                      9.92          (0.06)          (2.56)         (2.62)              --              --
  Year Ended 12/31/01                     11.65            0.10          (1.73)         (1.63)          (0.10)              --
  Year Ended 12/31/00                     15.92          (0.02)          (1.09)         (1.11)          (0.02)          (3.14)
------------------------------------------------------------------------------------------------------------------------------
  RS SMALLER COMPANY GROWTH
  Year Ended 12/31/04                    $20.58         $(0.28)         $  3.39        $  3.11         $    --         $(1.12)
  Year Ended 12/31/03                     12.79          (0.23)            8.02           7.79              --              --
  Year Ended 12/31/02                     21.78          (0.20)          (8.30)         (8.50)              --          (0.49)
  Year Ended 12/31/01                     20.69          (0.21)            1.90           1.69               -          (0.60)
  Year Ended 12/31/00                     22.34          (0.33)            1.24           0.91               -          (2.56)
------------------------------------------------------------------------------------------------------------------------------
  RS GLOBAL NATURAL RESOURCES
  Year Ended 12/31/04                    $19.23         $(0.02)         $  6.58        $  6.56         $(0.04)         $(1.03)
  Year Ended 12/31/03                     13.53          (0.01)            5.71           5.70              --              --
  Year Ended 12/31/02                     11.56          (0.06)            2.03           1.97              --              --
  Year Ended 12/31/01                     11.49          (0.09)            0.16           0.07              --              --
  Year Ended 12/31/00                      9.13          (0.06)            2.42           2.36              --              --
------------------------------------------------------------------------------------------------------------------------------
  RS PARTNERS
  Year Ended 12/31/04                    $27.70         $(0.14)         $  8.89        $  8.75         $    --         $(1.68)
  Year Ended 12/31/03                     17.82            0.06           11.54          11.60          (0.02)          (1.70)
  Year Ended 12/31/02                     17.67          (0.11)            0.33           0.22              --          (0.07)
  Year Ended 12/31/01                     15.72            0.04            2.57           2.61              --          (0.66)
  Year Ended 12/31/00                     11.96            0.09            3.67           3.76              --              --
------------------------------------------------------------------------------------------------------------------------------
  RS VALUE
  Year Ended 12/31/04                    $17.03         $(0.09)         $  5.08        $  4.99         $(0.03)         $    --
  Year Ended 12/31/03                     10.26            0.04            6.73           6.77              --              --
  Year Ended 12/31/02                     10.12          (0.05)            0.19           0.14              --              --
  Year Ended 12/31/01                     11.03          (0.07)          (0.84)         (0.91)              --              --
  Year Ended 12/31/00                     10.00            0.02            1.01           1.03              --              --
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------------------------------------------------
                                                                            Net Ratio    Gross Ratio          Net Ratio of
                                 Net Asset                  Net Assets,   of Expenses    of Expenses        Net Investment
                                Value, End        Total          End of    to Average     to Average      Income/(Loss) to
                                 of Period       Return   Period (000s)  Net Assets 1     Net Assets  Average Net Assets 1

  RS MIDCAP OPPORTUNITIES
  Year Ended 12/31/04               $12.18       12.36%      $  208,554         1.49%          1.64%               (0.88)%
  Year Ended 12/31/03                10.84       48.49%         141,147         1.53%          1.63%               (0.76)%
  Year Ended 12/31/02                 7.30     (26.41)%          88,507         1.53%          1.67%               (0.60)%
  Year Ended 12/31/01                 9.92     (14.01)%         156,326         1.47%          1.67%                 0.87%
  Year Ended 12/31/00                11.65      (6.28)%         197,915         1.39%          1.58%               (0.14)%
--------------------------------------------------------------------------------------------------------------------------
  RS SMALLER COMPANY GROWTH
  Year Ended 12/31/04               $22.57       15.38%      $  213,767         1.59%          1.60%               (1.31)%
  Year Ended 12/31/03                20.58       60.91%         200,147         1.73%          1.83%               (1.57)%
  Year Ended 12/31/02                12.79     (39.07)%         109,341         1.81%          1.95%               (1.52)%
  Year Ended 12/31/01                21.78        8.31%         116,490         1.66%          1.97%               (1.10)%
  Year Ended 12/31/00                20.69        4.44%         106,349         1.67%          1.93%               (1.41)%
--------------------------------------------------------------------------------------------------------------------------
  RS GLOBAL NATURAL RESOURCES
  Year Ended 12/31/04               $24.72       34.43%      $  628,512         1.50%          1.59%               (0.18)%
  Year Ended 12/31/03                19.23       42.13%         142,476         1.69%          1.76%               (0.13)%
  Year Ended 12/31/02                13.53       17.04%          38,763         1.77%          1.86%               (0.55)%
  Year Ended 12/31/01                11.56        0.61%          21,777         1.86%          1.97%               (0.58)%
  Year Ended 12/31/00                11.49       25.85%          29,371         1.98%          2.10%               (0.53)%
--------------------------------------------------------------------------------------------------------------------------
  RS PARTNERS
  Year Ended 12/31/04               $34.77       31.81%      $2,044,457         1.49%          1.64%               (0.59)%
  Year Ended 12/31/03                27.70       65.63%         852,615         1.54%          1.60%                 0.27%
  Year Ended 12/31/02                17.82        1.23%         113,467         1.88%          1.97%               (0.90)%
  Year Ended 12/31/01                17.67       16.72%          71,567         1.88%          2.04%               (0.07)%
  Year Ended 12/31/00                15.72       31.44%          28,297         1.90%          2.22%                 0.73%
--------------------------------------------------------------------------------------------------------------------------
  RS VALUE
  Year Ended 12/31/04               $21.99       29.31%      $  628,586         1.49%          1.63%               (0.65)%
  Year Ended 12/31/03                17.03       65.98%         373,791         1.54%          1.69%                 0.54%
  Year Ended 12/31/02                10.26        1.38%          57,916         1.67%          1.74%               (0.40)%
  Year Ended 12/31/01                10.12      (8.25)%          66,934         2.22%          2.26%               (0.59)%
  Year Ended 12/31/00                11.03       10.30%          91,919         2.22%          2.25%                 0.19%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------
                                    Gross Ratio of
                                    Net Investment   Portfolio
                                  Income/(Loss) to    Turnover
                                Average Net Assets        Rate

  RS MIDCAP OPPORTUNITIES
  Year Ended 12/31/04                      (1.03)%        184%
  Year Ended 12/31/03                      (0.86)%        253%
  Year Ended 12/31/02                      (0.74)%        401%
  Year Ended 12/31/01                        0.67%        409%
  Year Ended 12/31/00                      (0.33)%        542%
-------------------------------------------------------------
  RS SMALLER COMPANY GROWTH
  Year Ended 12/31/04                      (1.32)%        163%
  Year Ended 12/31/03                      (1.67)%        220%
  Year Ended 12/31/02                      (1.66)%        128%
  Year Ended 12/31/01                      (1.41)%        167%
  Year Ended 12/31/00                      (1.67)%        126%
-------------------------------------------------------------
  RS GLOBAL NATURAL RESOURCES
  Year Ended 12/31/04                      (0.27)%         97%
  Year Ended 12/31/03                      (0.20)%        117%
  Year Ended 12/31/02                      (0.64)%        159%
  Year Ended 12/31/01                      (0.69)%        167%
  Year Ended 12/31/00                      (0.65)%        159%
-------------------------------------------------------------
  RS PARTNERS
  Year Ended 12/31/04                      (0.74)%        108%
  Year Ended 12/31/03                        0.21%         97%
  Year Ended 12/31/02                      (0.99)%        166%
  Year Ended 12/31/01                      (0.23)%        198%
  Year Ended 12/31/00                        0.41%        134%
-------------------------------------------------------------
  RS VALUE
  Year Ended 12/31/04                      (0.79)%        147%
  Year Ended 12/31/03                        0.39%        129%
  Year Ended 12/31/02                      (0.47)%        125%
  Year Ended 12/31/01                      (0.63)%        131%
  Year Ended 12/31/00                        0.16%        117%
-------------------------------------------------------------

Distributions reflect actual per-share amounts distributed for the period.

1 Net Ratio of Expenses  to Average  Net Assets and Net Ratio of Net  Investment
  Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and offsets for securities lending fees. See Note 6 to Financial Statements.

See notes to Financial Highlights on page 107.
The accompanying notes are an integral part of these financial statements.

106 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 107

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The RS Mutual Funds (each a "Fund," collectively the "Funds") are series of RS Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers 10 portfolios. All of the Funds are registered as diversified funds, other than the RS Partners Fund which is registered as a nondiversified fund. Each Fund consists of a single class of shares.

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund's net asset value is next determined. Securities whose values have been materially affected by events occuring before the Funds' valuation time but after the close of the securities' principal exchange or market, may be fair valued using methods approved by the Board of Trustees.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. Certain securities held by a Fund may be restricted as to resale. In cases where securities of the same class are publicly traded, the restricted securities are valued based on the market value of the publicly traded securities, subject to discounts at levels approved by the Trustees. Other restricted securities are initially valued at cost. The securities may be revalued periodically based on, among other things, the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, prices at which the issuer subsequently issues the same or comparable securities, prices at which the same or comparable securities are sold, and any other event that could have a significant impact on the value of the security. The approximate percentages of the Funds' investments valued using these guidelines and procedures at December 31, 2004, were as follows:

--------------------------------------------------------------------------------
Fund                          Percentage   Fund                       Percentage

Diversified Growth                    --   MidCap Opportunities               --
--------------------------------------------------------------------------------
Emerging Growth                       --   Smaller Company Growth             --
--------------------------------------------------------------------------------
Growth                                --   Global Natural Resources         0.3%
--------------------------------------------------------------------------------
The Information Age Fund(R)         0.1%   Partners                           --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)             0.1%   Value                            0.9%
--------------------------------------------------------------------------------

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

Options and warrants for which market quotations are not readily available are priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, the current price of the underlying stock, the exercise price of the option or warrant, the time to expiration, the assumed riskless rate of return, the compounded rate of return on the stock, and the standard deviation of the return on


108 | CALL 1-800-766-FUND
the stock. This valuation method is in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees.

b. FEDERAL INCOME TAXES The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

c. SECURITIES TRANSACTIONS Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. FOREIGN CURRENCY TRANSLATION The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the London Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

f. EXPENSES Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust, based on relative net assets.

Expense offsets for securities lending fees and other waivers represent expense offsets due to securities lending and the waiver of fees by the Funds' custodian. (See Note 6.)

g. DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Dividends to shareholders are recorded on the ex-dividend date.

h. CAPITAL ACCOUNTS Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

i. TEMPORARY BORROWINGS All Funds within the Trust share in a $25 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. In addition, the RS Emerging Growth Fund and RS Diversified Growth Fund have access to a separate $25 million facility from PNC Bank, with the same terms. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund's Statement of Additional Information or the Prospectus.

--------------------------------------------------------------------------------
                                                  Amount                 Average
                                            Outstanding       Average   Interest
Fund                                         at 12/31/04   Borrowing*   Rate (%)

Diversified Growth                              $     --     $704,271       2.23
--------------------------------------------------------------------------------
Emerging Growth                                       --       15,032       1.90
--------------------------------------------------------------------------------
Growth                                                --           --         --
--------------------------------------------------------------------------------
The Information Age Fund(R)                           --      365,474       1.91
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                               --        9,844       1.92
--------------------------------------------------------------------------------
MidCap Opportunities                                  --        6,145       1.92
--------------------------------------------------------------------------------
Smaller Company Growth                                --        9,239       2.16
--------------------------------------------------------------------------------
Global Natural Resources                              --           --         --
--------------------------------------------------------------------------------
Partners                                              --           --         --
--------------------------------------------------------------------------------
Value                                                 --       27,224       1.88
--------------------------------------------------------------------------------

* For the year ended December 31, 2004.

NOTE 2   CAPITAL SHARES

a. TRANSACTIONS The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds are shown in detail in the STATEMENT OF CHANGES IN NET ASSETS (see pages 100-103).


                                                     WWW.RSINVESTMENTS.COM | 109

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 3   TRANSACTIONS WITH AFFILIATES

a. ADVISORY FEES AND EXPENSE LIMITATION Under the terms of advisory agreements, which are reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management, L.P. ("RS Investments"), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

--------------------------------------------------------------------------------
                                                                    Investment
Fund                                                             Advisory Fees

Diversified Growth                                                       1.00%
--------------------------------------------------------------------------------
Emerging Growth                                                          0.95% 1
--------------------------------------------------------------------------------
Growth                                                                   0.80% 2
--------------------------------------------------------------------------------
The Information Age Fund(R)                                              1.00%
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                  1.00%
--------------------------------------------------------------------------------
MidCap Opportunities                                                     0.85% 3
--------------------------------------------------------------------------------
Smaller Company Growth                                                   1.00%
--------------------------------------------------------------------------------
Global Natural Resources                                                 1.00%
--------------------------------------------------------------------------------
Partners                                                                 1.00%
--------------------------------------------------------------------------------
Value                                                                    0.85% 3
--------------------------------------------------------------------------------

1 Reduced from 1.00% to 0.95% effective December 7, 2004.
2 Reduced from 1.00% to 0.80% effective December 7, 2004.
3 Reduced from 1.00% to 0.85% effective December 7, 2004.

RS Investments has agreed that, through December 31, 2009, it will not receive annual investment advisory fees from certain Funds in excess of the rate set forth below.



--------------------------------------------------------------------------------
Fund                                                                        Rate

Diversified Growth                                                         0.99%
--------------------------------------------------------------------------------
MidCap Opportunities                                                       0.80%
--------------------------------------------------------------------------------
Smaller Company Growth                                                     0.99%
--------------------------------------------------------------------------------

Expense limitations were imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2005, which provides that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds' total annual fund operating expenses from exceeding the following rates:

--------------------------------------------------------------------------------
                                                                       Expense
Fund                                                                Limitation

Growth                                                                   1.49%
--------------------------------------------------------------------------------
MidCap Opportunities                                                     1.49%
--------------------------------------------------------------------------------
Global Natural Resources                                                 1.49% 1
--------------------------------------------------------------------------------
Partners                                                                 1.49%
--------------------------------------------------------------------------------
Value                                                                    1.49%
--------------------------------------------------------------------------------

1 Effective February 25, 2004.


b. COMPENSATION OF TRUSTEES AND OFFICERS Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds. Trustees of the Funds who are not interested persons of RS Investments, as defined in the 1940 Act, received compensation and reimbursement of expenses for the year ended December 31, 2004. Each of the disinterested Trustees received compensation from the Trust for the year ended December 31, 2004, in the amount of $100,000; collectively the disinterested Trustees received compensation in the amount of $300,000. During the year ended December 31, 2004, RS Investments reimbursed the Trust for certain compensation paid to the Trustees in the amount of $120,000. Such amounts are included as expense waiver by advisor in the STATEMENT OF OPERATIONS (see pages 98-99).

Under a Deferred Compensation Plan (the "Plan") adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund's deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund's liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees' fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. DISTRIBUTION FEES PFPC Distributors, Inc. ("PFPC"), a nonaffiliate of RS Investments, is the Funds' distributor. The Funds have entered into agreements with PFPC for distribution services with respect to their shares and have adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds' Board of Trustees. Under these Plans, PFPC is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of each Fund, at an annual rate of 0.25% of the Fund's average daily net assets. RS Investments or its affiliates provide certain services on behalf of PFPC in respect of the promotion of the Funds' shares and are compensated by PFPC for those services.


110 | CALL 1-800-766-FUND

d. AFFILIATED ISSUERS If a Fund owns 5% or more of the outstanding voting securities of an issuer, the Fund's investment represents an investment in an affiliate as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2004 is listed below.

------------------------------------------------------------------------------------------------------------------------------------
  AFFILIATED ISSUERS
  (see Note 3d above)

                                                                                                    Number of
                                                       Number of Shares                           Shares Held
                                                      Held at Beginning       Gross        Gross       at End
Fund             Issuer                                         of Year   Additions   Reductions      of Year    Income        Value

Diversified
Growth           24/7 Real Media, Inc.                        6,000,000   1,692,400    5,940,970    1,751,430  $     --  $         *
                 California Micro Devices Corp.                      --   1,233,850      808,898      424,952        --            *
                 Corillian Corp.                                     --   2,605,550    1,744,872      860,678        --            *
                 Durect Corp.                                 2,868,400     256,790    3,125,190           --        --            *
                 GRIC Communications, Inc.                    1,774,030     141,920    1,915,950           --        --            *
                 HEI, Inc.                                      937,570          --     937,570            --        --            *
                 Integrated Alarm Services Group, Inc.          281,200   1,530,050    1,811,250           --        --            *
                 MDU Communications International, Inc.              --   1,991,000    1,991,000           --        --            *
                 Molecular Diagnostics, Inc.                    730,000   3,739,920      543,600    3,926,320        --            *
                 Netopia, Inc.                                       --   1,898,340    1,898,340           --        --            *
                 PC Mall, Inc.                                  576,170     168,000      188,760      555,410        --            *
                 Provide Commerce, Inc.                         547,950     147,370      535,320      160,000        --            *
                 Raindance Communications, Inc.               3,314,300          --    3,314,300           --        --            *
                 The Bon-Ton Stores, Inc.                       650,000     233,120      883,120           --    50,782            *
                 Viewpoint Corp.                                     --   3,107,670      185,200    2,922,470        --    9,059,657
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 50,782    9,059,657
------------------------------------------------------------------------------------------------------------------------------------

Emerging Growth  Penwest Pharmaceuticals Co.                    737,900     209,400      947,300           --        --            *
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     --           --
------------------------------------------------------------------------------------------------------------------------------------

Global Natural
Resources        Clear Energy, Inc.                                  --   2,526,200           --    2,526,200        --   11,385,453
                 International Forest Products Ltd., Class A         --   2,673,800      755,000    1,918,800        --            *
                 Minefinders Corp. Ltd.                              --   2,170,800       27,400    2,143,400        --   14,579,735
                 Oiltec Resources Ltd.                        1,730,000          --    1,730,000           --        --            *
                 Purcell Energy Ltd.                                 --   1,620,300    1,620,300           --        --            *
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     --   25,965,188
------------------------------------------------------------------------------------------------------------------------------------

Partners         Affirmative Insurance Holdings, Inc.                --   1,031,400      171,100      860,300    19,128   14,487,452
                 Algoma Steel, Inc.                                  --   1,809,300    1,809,300           --        --            *
                 BioMed Realty Trust, Inc.                           --   1,818,000           --    1,818,000   715,806   40,377,780
                 Digital Realty Trust, Inc.                          --   1,565,000           --    1,565,000   244,625   21,080,550
                 DoubleClick, Inc.                                   --   6,535,000           --    6,535,000        --   50,842,300
                 Gevity HR, Inc.                                     --   1,401,100           --    1,401,100        --   28,806,616
                 John H. Harland Co.                                 --   1,396,000           --    1,396,000   374,368   50,395,600
                 Kellwood Co.                                        --   1,472,000           --    1,472,000   235,020   50,784,000
                 Leapfrog Enterprises, Inc.                          --   2,492,300    2,492,300           --        --            *
                 Neoforma, Inc.                                 492,800     867,200    1,360,000           --        --            *
                 Oiltec Resources Ltd.                        1,646,000          --    1,646,000           --        --            *
                 PalmSource, Inc.                                    --     582,900      582,900           --        --            *
                 The Gymboree Corp.                                  --   1,790,700           --    1,790,700        --   22,956,774
                 The Meridian Resource Corp.                  2,570,600          --    2,570,600           --        --            *
                 Triarc Cos., Inc., Class B                   1,083,000   2,724,000           --    3,807,000  915,308    46,673,820
                 U.S.I. Holdings Corp.                               --   2,671,000    1,109,200    1,561,800        --            *
                 VistaCare, Inc., Class A                            --   1,453,100      688,276      764,824        --            *
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              2,504,255  326,404,892
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

* Issuer is not an affiliated issuer at December 31, 2004.

                                                     WWW.RSINVESTMENTS.COM | 111

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 4   FEDERAL INCOME TAXES

a. DISTRIBUTIONS TO SHAREHOLDERS The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                           2004             2003
                                                       Ordinary         Ordinary
                                                         Income           Income
Fund                                                      Total            Total

Diversified Growth                                  $        --      $        --
--------------------------------------------------------------------------------
Emerging Growth                                              --               --
--------------------------------------------------------------------------------
Growth                                               15,430,917        3,760,129
--------------------------------------------------------------------------------
The Information Age Fund(R)                                  --               --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                      --               --
--------------------------------------------------------------------------------
MidCap Opportunities                                         --               --
--------------------------------------------------------------------------------
Smaller Company Growth                                2,174,142               --
--------------------------------------------------------------------------------
Global Natural Resources                             12,900,544               --
--------------------------------------------------------------------------------
Partners                                             52,099,417       29,630,220
--------------------------------------------------------------------------------
Value                                                   783,299               --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                           2004             2003
                                                      Long-Term        Long-Term
                                                   Capital Gain     Capital Gain
Fund                                                      Total            Total

Diversified Growth                                  $        --      $        --
--------------------------------------------------------------------------------
Emerging Growth                                              --               --
--------------------------------------------------------------------------------
Growth                                               14,917,433        2,598,319
--------------------------------------------------------------------------------
The Information Age Fund(R)                                  --               --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                      --               --
--------------------------------------------------------------------------------
MidCap Opportunities                                         --               --
--------------------------------------------------------------------------------
Smaller Company Growth                                7,942,976               --
--------------------------------------------------------------------------------
Global Natural Resources                             12,111,720               --
--------------------------------------------------------------------------------
Partners                                             42,527,258       15,684,105
--------------------------------------------------------------------------------
Value                                                        --               --
--------------------------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period. See the chart below for the tax basis of distributable earnings as of December 31, 2004.

--------------------------------------------------------------------------------
                                                  Undistributed    Undistributed
                                                       Ordinary        Long-Term
Fund                                                     Income            Gains

Diversified Growth                                  $        --      $        --
--------------------------------------------------------------------------------
Emerging Growth                                              --               --
--------------------------------------------------------------------------------
Growth                                                4,964,567        3,299,416
--------------------------------------------------------------------------------
The Information Age Fund(R)                                  --               --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                      --               --
--------------------------------------------------------------------------------
MidCap Opportunities                                         --               --
--------------------------------------------------------------------------------
Smaller Company Growth                                5,773,634        7,716,940
--------------------------------------------------------------------------------
Global Natural Resources                             10,562,682              678
--------------------------------------------------------------------------------
Partners                                             60,010,376       41,178,943
--------------------------------------------------------------------------------
Value                                                   313,882               --
--------------------------------------------------------------------------------

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart on page 113 for capital loss carryovers available to the Funds at December 31, 2004.

During the year ended December 31, 2004, the Funds utilized capital loss carryovers as follows:

--------------------------------------------------------------------------------
Fund

Diversified Growth                                                  $  1,088,662
--------------------------------------------------------------------------------
Emerging Growth                                                      194,601,434
--------------------------------------------------------------------------------
Growth                                                                        --
--------------------------------------------------------------------------------
The Information Age Fund(R)                                           15,447,893
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                2,813,403
--------------------------------------------------------------------------------
MidCap Opportunities                                                  14,644,096
--------------------------------------------------------------------------------
Smaller Company Growth                                                 1,243,642
--------------------------------------------------------------------------------
Global Natural Resources                                               6,242,893
--------------------------------------------------------------------------------
Partners                                                                 239,249
--------------------------------------------------------------------------------
Value                                                                 58,108,759
--------------------------------------------------------------------------------


112 | CALL 1-800-766-FUND

----------------------------------------------------------------------------------------------------------------------------
  CAPITAL LOSS CARRYOVERS
  (see Note 4a)                                                       Expiring
                        ----------------------------------------------------------------------------------------------------
Fund                        2005          2006          2007           2008             2009           2010            Total

Diversified Growth      $     --   $        --   $        --    $        --     $ 69,763,262   $196,495,471   $  266,258,733
----------------------------------------------------------------------------------------------------------------------------
Emerging Growth               --            --            --             --      932,947,928    722,212,997    1,655,160,925
----------------------------------------------------------------------------------------------------------------------------
Growth                        --            --            --             --               --             --               --
----------------------------------------------------------------------------------------------------------------------------
The Information
  Age Fund(R)                 --            --            --             --               --     19,586,003       19,586,003
----------------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)       --            --            --     13,745,602      113,383,070     17,305,520      144,434,192
----------------------------------------------------------------------------------------------------------------------------
MidCap Opportunities          --            --            --             --        3,361,482     31,192,594       34,554,076
----------------------------------------------------------------------------------------------------------------------------
Smaller Company
  Growth                      --            --            --             --               --             --               --
----------------------------------------------------------------------------------------------------------------------------
Global Natural
  Resources                   --            --            --             --               --             --               --
----------------------------------------------------------------------------------------------------------------------------
Partners                 239,252            --            --             --               --             --          239,252
----------------------------------------------------------------------------------------------------------------------------
Value                         --            --    37,015,952      9,344,761        7,190,816             --       53,551,529
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2004, the Funds elected to defer net capital and currency losses as follows:

--------------------------------------------------------------------------------
Fund

Diversified Growth                                                      $     --
--------------------------------------------------------------------------------
Emerging Growth                                                               --
--------------------------------------------------------------------------------
Growth                                                                        --
--------------------------------------------------------------------------------
The Information Age Fund(R)                                                   --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                       --
--------------------------------------------------------------------------------
MidCap Opportunities                                                          --
--------------------------------------------------------------------------------
Smaller Company Growth                                                        --
--------------------------------------------------------------------------------
Global Natural Resources                                                 111,318
--------------------------------------------------------------------------------
Partners                                                                  94,954
--------------------------------------------------------------------------------
Value                                                                    145,227
--------------------------------------------------------------------------------

b. TAX BASIS OF INVESTMENTS The cost of investments for federal income tax purposes at December 31, 2004, for each Fund is listed on page 114. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart.


NOTE 5   INVESTMENTS

a. INVESTMENT PURCHASES AND SALES The cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short, and short-term investments) at December 31, 2004, were as follows:

--------------------------------------------------------------------------------
                                          Cost of Investments      Proceeds from
Fund                                                Purchased   Investments Sold

Diversified Growth                             $2,255,414,924     $2,422,519,636
--------------------------------------------------------------------------------
Emerging Growth                                 2,223,357,280      2,686,846,081
--------------------------------------------------------------------------------
Growth                                            342,065,368        369,184,245
--------------------------------------------------------------------------------
The Information Age Fund(R)                       237,752,396        347,106,224
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                           155,112,257        180,794,380
--------------------------------------------------------------------------------
MidCap Opportunities                              322,962,425        278,239,318
--------------------------------------------------------------------------------
Smaller Company Growth                            312,870,834        336,659,380
--------------------------------------------------------------------------------
Global Natural Resources                          622,532,914        289,024,316
--------------------------------------------------------------------------------
Partners                                        1,971,929,724      1,326,207,989
--------------------------------------------------------------------------------
Value                                             629,453,842        499,185,605
--------------------------------------------------------------------------------

b. FOREIGN SECURITIES Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

c. RESTRICTED SECURITIES A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees


                                                     WWW.RSINVESTMENTS.COM | 113

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  TAX COST OF INVESTMENTS
  (see Note 4b)


                                                    Net Unrealized Appreciation         Gross Unrealized        Gross Unrealized
Fund                         Cost of Investments                 on Investments             Appreciation            Depreciation
Diversified Growth                $  794,186,325                   $155,060,360             $175,660,072             $20,599,712
--------------------------------------------------------------------------------------------------------------------------------
Emerging Growth                    1,076,131,921                    336,766,543              356,634,492              19,867,949
--------------------------------------------------------------------------------------------------------------------------------
Growth                               179,652,608                     37,716,684               38,668,526                 951,842
--------------------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R)           94,459,692                     38,367,147               41,881,953               3,514,806
--------------------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)               74,542,408                     32,244,204               34,610,962               2,366,758
--------------------------------------------------------------------------------------------------------------------------------
MidCap Opportunities                 177,144,688                     30,523,240               31,828,303               1,305,063
--------------------------------------------------------------------------------------------------------------------------------
Smaller Company Growth               167,555,934                     46,375,375               47,913,509               1,538,134
--------------------------------------------------------------------------------------------------------------------------------
Global Natural Resources             533,225,478                     90,755,638               96,588,557               5,832,919
--------------------------------------------------------------------------------------------------------------------------------
Partners                           1,679,596,921                    397,733,915              407,193,344               9,459,429
--------------------------------------------------------------------------------------------------------------------------------
Value                                551,229,409                     88,010,733               88,609,954                 599,221
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

as outlined in Note 1a, paragraph 2. See table below for restricted securities held at December 31, 2004.

d. OPTIONS AND WARRANTS Options and warrants normally entitle the holder to purchase specified securities at a predetermined price during a specific period. The writer of an option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument or, in the case of an index option, a notional index amount at a specified price within a specified period of time. Certain options, including options on indexes, will require cash settlement by the Fund if the option is exercised. Purchased options are recorded as assets and written options as liabilities to the extent of premiums paid or received. When an option is exercised, the proceeds on sales for the written call option, the purchase cost of the written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


NOTE 6   SECURITIES LENDING

Certain Funds lend their portfolio securities. The borrower pays fees, at the Funds' direction, to service providers of those Funds, including RS Investments. Those payments are applied to offset amounts owed to the service providers by the Funds. Such amounts are shown as expense offsets for securities lending fees

----------------------------------------------------------------------------------------------------------------------
  RESTRICTED SECURITIES
  (see Note 5c)

                                                                                           Acquisition     % of Funds'
Fund                   Security                 Shares           Cost             Value           Date      Net Assets
----------------------------------------------------------------------------------------------------------------------
Global Natural         Ivanhoe Nickel                                                         4/25/97-
Resources                & Platinum Ltd.       203,624     $  784,997       $ 1,628,992         5/7/98
----------------------------------------------------------------------------------------------------------------------
                                                              784,997         1,628,992                          0.26%
----------------------------------------------------------------------------------------------------------------------
Value                  Ivanhoe Nickel                                                         4/25/97-
                         & Platinum Ltd.       698,422      2,837,501         5,587,376         5/7/98
----------------------------------------------------------------------------------------------------------------------
                                                            2,837,501         5,587,376                          0.89%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

114 | CALL 1-800-766-FUND
and other waivers in the STATEMENT OF OPERATIONS (see pages 98-99). During the year ended December 31, 2004, the following Funds had securities lending fees as described below:

--------------------------------------------------------------------------------
Fund                                                                        Fees

Diversified Growth                                                      $356,363
--------------------------------------------------------------------------------
Emerging Growth                                                           84,354
--------------------------------------------------------------------------------
The Information Age Fund(R)                                               20,278
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                   16,189
--------------------------------------------------------------------------------
MidCap Opportunities                                                       5,306
--------------------------------------------------------------------------------
Smaller Company Growth                                                    10,605
--------------------------------------------------------------------------------

In the absence of the securities lending arrangement, the net ratio of expenses to average net assets for the year ended December 31, 2004, would be as follows:

--------------------------------------------------------------------------------
                                                                       Net Ratio
                                                                     of Expenses
                                                                      to Average
Fund                                                                  Net Assets

Diversified Growth                                                         1.62%
--------------------------------------------------------------------------------
Emerging Growth                                                            1.60%
--------------------------------------------------------------------------------
The Information Age Fund(R)                                                1.63%
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                    1.72%
--------------------------------------------------------------------------------
MidCap Opportunities                                                       1.49%
--------------------------------------------------------------------------------
Smaller Company Growth                                                     1.59%
--------------------------------------------------------------------------------

Funds that lend securities receive cash as collateral in an amount at least equal to 102% of the current market value of the loaned securities. The cash collateral is substantially invested in institutional money market pooled accounts exempt from registration under the Investment Company Act of 1940. The market value of the loaned securities is determined at the close of business of the Funds, and any additional required collateral is delivered to the Funds on the next business day.

None of the Funds had securities on loan at December 31, 2004.


NOTE 7   INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.


NOTE 8   LEGAL MATTERS

On October 6, 2004, RS Investments entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG").The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RS Investments consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments will pay disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of the Funds in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.


                                                     WWW.RSINVESTMENTS.COM | 115

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


G. Randall Hecht, the co-president of the Trust and the former chairman of the Board of Trustees of the Trust,was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, not to serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he is co-chief executive officer along with Terry R. Otton) for twelve months.

Steven M. Cohen, the former treasurer of the Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RS Investments and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RS Investments neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC's website at www.sec.gov and a copy of the settlement agreement with the NYAG is available on the NYAG's website at www.oag.state.ny.us.

RS Investments, and not the RS Funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Mr. Hecht and Mr. Cohen individually) and associated legal fees relating to these regulatory proceedings. It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

Since the announcement of those settlements, three apparently related civil lawsuits have been commenced (Richard Rozgay v. RS Investment Trust et al. (N.D. Cal., Docket No. C04-4827), James Blevins v. RS Investment Trust et al. (N.D. Cal., Docket No. C04-4826), and Parthasarathy v. RS Diversified Growth Fund et al. (D. Md., Case No. 1:04-cv-03798-JFM)) against RS Investments, the Trust, each of the Funds, and certain current or former employees and officers of the Trust or RS Investments. The factual allegations made in these actions generally track the facts recited in the SEC and NYAG settlements including the allegations that Fund prospectuses were false and misleading. Each of the first two lawsuits alleges a variety of theories for recovery, including, among others, that all defendants violated sections 36(a) and 36(b) of the Investment Company Act of 1940 and all defendants breached fiduciary duties to the plaintiff. The third lawsuit alleges a variety of theories for recovery, including, among others, that some or all defendants violated, or caused to be violated, section 11 of the Securities Act of 1933 and section 10(b) of the Securities Exchange Act of 1934. The actions purport to be brought on behalf of a specified class of investors in the Funds and do not quantify any relief requested. Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether these litigations will have any material adverse effect on any of the Funds.

A  derivative   action  has  been  commenced   against  RS   Investments,   PFPC
Distributors, each of the current Trustees and one former Trustee (and RS Emerging Growth Fund as a nominal defendant) seeking injunctive relief and damages for breaches of fiduciary duties under federal and state law by each of the named defendants arising in connection with RS Emerging Growth Fund's


116 | CALL 1-800-766-FUND
payments under the Trust's Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 during periods when the Fund's shares were sold only to certain classes of investors. RS Investments does not believe that the derivative litigation will materially affect its ability to continue to provide to the Emerging Growth Fund the services it has agreed to provide. It is not possible at this time to predict whether this derivative litigation will have any material adverse effect on RS Emerging Growth Fund or any other of the Funds.


                                                     WWW.RSINVESTMENTS.COM | 117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF RS INVESTMENT TRUST


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund (formerly RS Value+Growth Fund), The Information Age Fund(R), RS Internet Age Fund(R), RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Partners Fund and RS Value Fund (formerly RS Contrarian Value Fund) (each constituting the RS Investment Trust and hereafter referred to as the "Funds") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, CA
February 18, 2005


118 | CALL 1-800-766-FUND

TAX DESIGNATION - UNAUDITED
--------------------------------------------------------------------------------


In accordance with the Internal Revenue Code, the Funds are making the following designation (unaudited):


QUALIFYING DIVIDEND INCOME:

RS Growth Fund                          $ 1,660,692
---------------------------------------------------
RS Smaller Company Growth Fund          $   426,026
---------------------------------------------------
RS Global Natural Resources Fund        $ 4,229,549
---------------------------------------------------
RS Partners Fund                        $ 9,275,361
---------------------------------------------------
RS Value Fund                           $   783,299


                                                     WWW.RSINVESTMENTS.COM | 119

SUPPLEMENTAL INFORMATION - UNAUDITED
--------------------------------------------------------------------------------

----------------------------------------------------
TRUSTEES AND OFFICERS INFORMATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of Portfolios
                                           Term of Office**                                in Fund complex
Name, Address*        Position(s) Held     and Length of     Principal Occupation(s)       Overseen by           Other Directorships
and Age               with Trust           Time Served       During Past 5 Years           Trustee               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------

                                            INTERESTED TRUSTEES & PRINCIPAL OFFICERS:***

G. Randall Hecht      Co-President,        Since June 1987   Chairman and Co-CEO,          N/A                   N/A
53 years old          Principal Executive                    RS Investments
                      Officer

Terry R. Otton        Co-President,        Since May 2004    Co-CEO, COO and CFO,          N/A                   N/A
50 years old          Principal Executive                    RS Investments; Formerly,
                      Officer, Treasurer                     Managing Director & Senior
                                                             Investment Banker, Putnam
                                                             Lovell; Previously, COO &
                                                             Managing Director,
                                                             Robertson Stephens Asset
                                                             Management; Previously,
                                                             CFO & Managing Director,
                                                             Robertson Stephens & Co.;
                                                             CFO & Managing Director,
                                                             Robertson Stephens
                                                             Investment Management.

Michael G. McCaffery  Trustee              Since May 2002    President and CEO,            10                    N/A
51 years old                                                 Stanford Management
                                                             Company; Formerly,
                                                             Chairman and CEO,
                                                             Robertson, Stephens
                                                             & Company, Inc., an
                                                             investment banking firm.

Benjamin L. Douglas   Secretary, Chief     Since February    General Counsel, RS           N/A                   N/A
38 years old          Legal Officer,       2004              Investments; Formerly,
                      Vice President                         Vice President and Senior
                                                             Counsel, Charles Schwab
                                                             Investment Management,
                                                             Inc.

John J. Sanders,Jr.   Chief Compliance     Since March 2004  Chief Compliance Officer,     N/A                   N/A
59 years old          Officer, Senior                        RS Investments; Formerly,
                      Vice President                         Chief Compliance Officer
                                                             and co-COO, Husic
                                                             Capital Management;
                                                             Previously, Compliance
                                                             Director of the Broker-
                                                             Dealer, Robertson
                                                             Stephens & Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------


120 | CALL 1-800-766-FUND

----------------------------------------------------
TRUSTEES AND OFFICERS INFORMATION TABLE (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of Portfolios
                                           Term of Office**                                in Fund complex
Name, Address*        Position(s) Held     and Length of     Principal Occupations         Overseen by           Other Directorships
and Age               with Trust           Time Served       During Past 5 Years           Trustee               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------

                                                       DISINTERESTED TRUSTEES:

Leonard B. Auerbach   Trustee and          Since June 1987   Chairman and CEO, L, B,       10                    Sequoia
58 years old          Co-Chairman                            A&C, Inc., a consulting                             National Bank
                                                             firm; Formerly, Managing
                                                             Director, President, and CEO,
                                                             AIG-CentreCapital Group, Inc.

Jerome S. Contro      Trustee and          Since June 2001   Partner, Tango Group,         10                    N/A
48 years old          Co-Chairman                            a private  investment firm;
                                                             Formerly, Managing Director,
                                                             Nuveen, a public investment
                                                             management firm.

John W. Glynn, Jr.    Trustee              Since July 1997   President, Glynn Capital      10                    N/A
64 years old                                                 Management, an investment
                                                             management firm.
------------------------------------------------------------------------------------------------------------------------------------

*   Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San
    Francisco, CA 94111.

**  Each Trustee shall serve during the continued lifetime of the Trust until he dies,  resigns, is declared bankrupt or incompetent by a court of appropriate  jurisdiction,  or is removed,  or, if sooner,  until the next meeting of Shareholders  called for the purpose of electing Trustees and until the election and qualification of his successor.  Officers hold office at the pleasure of the Trustees.

*** Interested persons as defined by the 1940 Act.

    The Statement of Additional  Information  relating to the Funds include additional  information about Trustees and is available,
    without  charge,  upon  request,  by  writing  to  the  Funds  or  calling   1-800-766-FUND   [3863]  or  on  our  Web  site  at
    http://wwwRSinvestments.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments' website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.


                                                     WWW.RSINVESTMENTS.COM | 121

ADMINISTRATION
---------------------------------------------

OFFICERS AND TRUSTEES

   G. RANDALL HECHT, CO-PRESIDENT
   AND PRINCIPAL EXECUTIVE OFFICER

   TERRY R. OTTON, CO-PRESIDENT, PRINCIPAL EXECUTIVE
   OFFICER, AND TREASURER

   LEONARD B. AUERBACH, TRUSTEE AND CO-CHAIRMAN
   Chairman and CEO,
   L, B, A&C, Inc.,
   a consulting firm

   JEROME S. CONTRO, TRUSTEE AND CO-CHAIRMAN
   Partner, Tango Group

   JOHN W. GLYNN JR., TRUSTEE
   President, Glynn Capital
   Management

   MICHAEL G. McCAFFERY, TRUSTEE
   President and CEO, Stanford
   Management Company

   BENJAMIN L. DOUGLAS, SECRETARY,
   CHIEF LEGAL OFFICER, AND VICE PRESIDENT

   JOHN J. SANDERS, JR., CHIEF COMPLIANCE OFFICER AND
   SENIOR VICE PRESIDENT

INVESTMENT ADVISER
   RS INVESTMENT MANAGEMENT, L.P.
   388 Market Street
   San Francisco, CA 94111

DISTRIBUTOR
   PFPC DISTRIBUTORS, INC.
   760 Moore Road
   King of Prussia, PA 19406

TRANSFER AGENT AND DISBURSING AGENT
   BOSTON FINANCIAL DATA SERVICES
   Kansas City, MO
   1-800-624-8025

CUSTODIAN
   PFPC TRUST COMPANY
   Philadelphia, PA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PRICEWATERHOUSECOOPERS LLP
   San Francisco, CA

LEGAL COUNSEL
   ROPES & GRAY LLP
   Boston, MA

122 | CALL 1-800-766-FUND

RS SENIOR MANAGEMENT BIOGRAPHIES
---------------------------------------------


PHOTO
[GRAPHIC OMITTED]

FROM LEFT TO RIGHT:
RANDY HECHT
TERRY OTTON
BEN DOUGLAS
JOHN SANDERS


RANDY HECHT is chairman and co-chief executive officer of RS Investments (RS). He joined Robertson, Stephens & Company (RS&Co.) in June 1984 as the firm's chief financial officer and became a managing director in 1985. From 1993 to 1997, Randy was executive vice president and chief operating officer of RS&Co. He co-founded Robertson Stephens Investment Management in 1984 and was the group head until he led an employee-buyout from Bank of America in 1999. From 1997 to 1999, he was the head of investment management for Bank of America. Randy received a B.S. in finance from the University of California at Berkeley and is a Certified Public Accountant.

TERRY OTTON joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Terry spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS's mutual fund business in 1987, and he served as its CFO until it became an independent, employee-owned firm in 1999. Terry holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

BEN DOUGLAS joined the firm in 2003 as general counsel after nearly a decade specializing in investment management law. He joined RS from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm to the investment management industry. Prior to that, he was a vice president at IntelliTrans. Ben holds a J.D. and M.P.P., along with a B.A. in history, from the University of California at Berkeley.

JOHN SANDERS joined the organization in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, John was the director of compliance and co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. He began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, John moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president for the RS Investment Trust, reporting directly to the Fund's Board of Trustees, led by independent co-chairs Leonard Auerbach and Jerome Contro.


                                                     WWW.RSINVESTMENTS.COM | 123

INVESTING WITH RS
---------------------------------------------


There are several ways to invest with RS Funds. Please read the prospectus carefully before investing or sending money. Then, review the chart below for the investing option that you prefer:

------------------------------------------------------------------------------------------------------------------
METHOD                            TO OPEN AN ACCOUNT                        TO ADD TO AN ACCOUNT
                                  MINIMUM INVESTMENT AMOUNT:                MINIMUM INVESTMENT AMOUNT:
                                  $5,000 (regular account)                  $1,000 (regular account)
                                  $1,000 (IRAs and gift/transfer-to-        $250 (IRAs and gift/transfer-to-
                                     minor accounts)                           minor accounts)
                                                                            $100 (automatic investment plans)
------------------------------------------------------------------------------------------------------------------
WEB [GRAPHIC OMITTED]             New and current  investors  may invest    Current  investors  may  add to  their
WWW.RSINVESTMENTS.COM             up  to  $50,000   online.   Click  the    investment   by  logging   into  their
                                  ESTABLISH NEW ACCOUNT button on the MY    account  and  clicking  the BUY SHARES
                                  ACCOUNT page.                             button.
------------------------------------------------------------------------------------------------------------------
PHONE [GRAPHIC OMITTED]           You may not use telephone transactions    Once  you  have  established   banking
1-800-766-FUND [3863]             for  initial  purchases  of  a  Fund's    information  on your account,  you can
                                  shares.                                   call  this  number  and  SPEAK  WITH A
                                                                            SHAREHOLDER  SERVICES   REPRESENTATIVE
                                                                            live OR go through OUR AUTOMATED PHONE
                                                                            SYSTEM  and  proceed  with  purchasing
                                                                            shares  in  the  amount  you  wish  to
                                                                            invest.
------------------------------------------------------------------------------------------------------------------
MAIL [GRAPHIC OMITTED]            Send a COMPLETED APPLICATION and CHECK    Mail  your  check  with an  INVESTMENT
REGULAR:                          MADE PAYABLE TO RS INVESTMENT TRUST.      STUB   FORM    detached    from   your
BOSTON FINANCIAL DATA SERVICES                                              confirmation or quarterly statement.
P.O. BOX 219717
KANSAS CITY, MO 64121-9717

OVERNIGHT: [GRAPHIC OMITTED]
BOSTON FINANCIAL DATA SERVICES
330 WEST NINTH STREET,FIRST FLOOR
KANSAS CITY, MO 64105-1514
------------------------------------------------------------------------------------------------------------------
WIRE [GRAPHIC OMITTED]            FIRST (new shareholders only), provide    SECOND, instruct your bank to wire the
1-800-766-FUND [3863]             Boston  Financial  Data  Services with    specified  amount,   along  with  your
                                  details  of your wire  (name,  mailing    account  name and  number  to the bank
SEE PAGE 37 OF THE PROSPECTUS     and street  address,  Social  Security    specified    on   page   37   of   the
FOR DETAILED INSTRUCTIONS         Number, birthdate, amount being wired,    Prospectus.
                                  name of your wiring bank, and the name
                                  and  telephone  number  of  a  contact
                                  person   at  the   wiring   bank)   by
                                  completing an account  application and
                                  sending via regular  mail. No purchase
                                  of  shares  by wire  will be  effected
                                  until the  Funds'  Transfer  Agent has
                                  received  your  completed  and  signed
                                  application.
------------------------------------------------------------------------------------------------------------------

Please see pages 36-38 of the Prospectus for more detailed information.

124 | CALL 1-800-766-FUND

RS FUND INVESTMENT STYLES


SMALL-CAP GROWTH
----------------
RS DIVERSIFIED GROWTH FUND
Focusing on small-cap growth companies. Managed by John Wallace and John Seabern. RSDGX

RS EMERGING GROWTH FUND+
Seeking to invest in America's most dynamic, growth-oriented companies. Managed by Jim Callinan. RSEGX

RS SMALLER COMPANY GROWTH FUND
Focusing on companies with market caps of $1.5 billion or less. Managed by Bill Wolfenden. RSSGX


SMALL-CAP VALUE
---------------
RS PARTNERS FUND+
A small-cap fund using a cash flow value methodology. Managed by Andy Pilara, David Kelley, and Joe Wolf. RSPFX


MID-CAP GROWTH
--------------
RS MIDCAP OPPORTUNITIES FUND
Seeking growth in mid-cap companies while attempting to moderate risk. Managed by John Wallace and Jay Sherwood. RSMOX


MID-CAP VALUE
-------------
RS VALUE FUND
A mid-cap fund using a cash flow value methodology. Managed by Andy Pilara, David Kelley, and Joe Wolf. RSVAX


MULTI-CAP GROWTH
----------------
RS GROWTH FUND
Seeking capital appreciation for the long-term investor. Managed by John Wallace and Jay Sherwood. RSGRX


SECTOR
------
THE INFORMATION AGE FUND(R)
Targeting investments in the information technology sector. Managed by Steve Bishop, Wendell Laidley, and Allison Thacker. RSIFX

RS INTERNET AGE FUND(R)
Investing in companies likely to benefit from the development of the Internet. Managed by Steve Bishop, Wendell Laidley, and Allison Thacker. RIAFX

RS GLOBAL NATURAL RESOURCES FUND
Focusing primarily on companies in natural resources industries worldwide. Managed by Andy Pilara and MacKenzie Davis.* RSNRX


FUND LISTINGS Our Funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers under the heading RS Funds.

   PLEASE READ THE PROSPECTUS TO LEARN ABOUT THE FUNDS' OBJECTIVES AND INVESTMENT POLICIES AND THE SPECIAL RISKS ASSOCIATED WITH THE RS FUNDS, INCLUDING INVESTING IN SMALL AND MID-SIZED COMPANIES; OVERWEIGHTING INVESTMENTS IN CERTAIN SECTORS OR INDUSTRIES; INVESTING IN THE TECHNOLOGY SECTOR; INVESTING IN A MORE LIMITED NUMBER OF ISSUERS AND SECTORS; INVESTING INTERNATIONALLY; INVESTING IN DEBT SECURITIES; AND INVESTING IN COMPANIES IN NATURAL RESOURCES INDUSTRIES. PLEASE CONTACT RS INVESTMENTS AT 1-800-766-FUND OR VISIT WWW.RSINVESTMENTS.COM FOR CURRENT INFORMATION. AR411




+ Offered only to certain  investors.  See "Other  Information  About Purchasing
  Shares" on page 38 of the Prospectus.

* Effective January 3, 2005.



         (THE INFORMATION ON THIS PAGE IS NOT PART OF THE ANNUAL REPORT)

INVESTMENT TRUST 2004 ANNUAL REPORT

                                                              ------------------
                                                              PRESORTED STANDARD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                 PERMIT #4118
                                                               SAN FRANCISCO, CA
                                                              ------------------



       388 MARKET STREET SAN FRANCISCO CA 94111 | WWW.RSINVESTMENTS.COM |
                              CALL 1-800-766-FUND


(LOGO)
RS INVESTMENTS
[GRAPHIC OMITTED]


ITEM 2. CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that each of Leonard B. Auerbach, Jerome S. Contro, and John W. Glynn is an audit committee financial expert serving on its audit committee. Each of those individuals is "independent," as defined by this Item 3.


ITEM 4.

 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) - (d)

     Fees for services rendered to the registrant by its principal accountant
     ------------------------------------------------------------------------

     Fiscal year ended     Audit Fees*     Audit-Related Fees     Tax Fees*     All Other Fees*
     -----------------     -----------     ------------------     ---------     ---------------
     December 31, 2003     $384,000        $   -                  $79,300       $5,500
     December 31, 2004     $414,720        $   -                  $82,080       $   -

     Fees for services rendered by the registrant's principal accountant to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by,


--------------------------

* Fees are exclusive of out of pocket expenses.

     or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

     Fiscal year ended     Audit-Related Fees     Tax Fees*     All Other Fees*
     -----------------     ------------------     ---------     ---------------

     December 31, 2003     $   -                  $   -         $   -
     December 31, 2004     $45,000                $35,000       $135,000

     AUDIT-RELATED FEES represent fees billed in the registrant's last two fiscal years for services traditionally performed by the registrant's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

     TAX FEES represent fees billed in the registrant's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

     ALL OTHER FEES represent fees billed for services relating to accounting for fund mergers and examination of investment management controls.

     (e)(1) The registrant's Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

     (e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the registrant's audit committee pursuant to Regulation S-X Rule 2-01(c)(7)(i)(C).

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $186,950 for 2003 and $475,990 for 2004.*

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

--------------------------

* Fees are exclusive of out of pocket expenses.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers have concluded, as of a date within 90 days of the filing date of this report, based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company

         Act of 1940,  as  amended  (the  "1940  Act") (17  CFR  270.30a-3(c))), required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)), that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to  Rule  30a-2(a)  under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule  30a-2(b)  under  the  1940  Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               RS Investment Trust
            -------------------------------------------------------------------

By (Signature and Title)*  /s/ Terry R. Otton
                         ---------------------------------------------------
                           Terry R. Otton, Co-Principal Executive Officer (principal executive officer)

Date     March 7, 2005
    ------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Terry R. Otton
                         ---------------------------------------------------
                           Terry R. Otton, Co-Principal Executive Officer (principal executive officer)

Date     March 7, 2005
    ------------------------------------------------------------------------


By (Signature and Title)*  /s/ Terry R. Otton
                         ---------------------------------------------------
                           Terry R. Otton, Treasurer
                           (principal financial officer)

Date     March 7, 2005
    ------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.